-------------------------------------------------------------------------------
-------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32216) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 48

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 51


                       VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [x] ON APRIL 29, 2009, PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     [SHIP LOGO VANGUARD/(R)/]


VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND
VANGUARD PRIME MONEY MARKET FUND
VANGUARD FEDERAL MONEY MARKET FUND
VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
VANGUARD TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND



SUPPLEMENT TO THE PROSPECTUS DATED APRIL 8, 2009


IMPORTANT INFORMATION REGARDING CERTAIN VANGUARD MONEY MARKET FUNDS
The Vanguard Funds listed above ("the Funds") currently are participating in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds ("the Program"). The Program was due to expire on April 30, 2009, unless extended by the Treasury. The Treasury has extended the Program until September 18, 2009, and Vanguard has decided to continue the Funds' participation, except for the Admiral Treasury Money Market, Treasury Money Market, and Federal Money Market Funds, which will no longer participate in the Program after April 30, 2009.

The Program seeks to support the net asset value ("the NAV") of shares held by investors in the Funds as of the close of business on September 19, 2008, by protecting those assets against loss if a Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund's NAV falls below $1. After September 19, 2008, if a shareholder redeems all shares from a Fund covered by the Program, any new purchase into that Fund will not be covered. SHARES ACQUIRED AFTER SEPTEMBER 19, 2008, GENERALLY ARE NOT ELIGIBLE FOR PROTECTION UNDER THE PROGRAM.
                                                                  (over, please)

Each Fund participating in the Program will bear the expense of its participation. For the initial three months of the Program, each of the Funds paid 0.01% based on its net assets as of September 19, 2008; for the period from December 19, 2008, through April 30, 2009, each of the Funds paid 0.015% based on its net assets as of September 19, 2008. Each of the Vanguard Funds that will remain in the Program after April 30 paid 0.015%, based on its net assets as of September 19, 2008, for the period from May 1 through September 18, 2009. The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009.

As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

The following paragraph in each prospectus (except for the Admiral Treasury Money Market, Treasury Money Market, and Federal Money Market Fund prospectuses) is revised as shown:

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1 NAV FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS.

The following paragraph for the Admiral Treasury Money Market Fund, Treasury Money Market Fund, and Federal Money Market Fund prospectuses is revised as follows:

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, THROUGH THE PERIOD ENDING APRIL 30, 2009, THE FUND'S SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1 NAV FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS. EFFECTIVE MAY 1, 2009, THE FUND WILL NO LONGER PARTICIPATE IN THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM.

To request additional information about the Funds' participation in the Program, please visit www.vanguard.com or contact us at 800-662-7447 (text telephone for people with hearing impairment at 800-952-3335).





(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      PSTGMM3 042009

VANGUARD VARIABLE INSURANCE FUND

>  Prospectus


April 29, 2009




                                                       [SHIP LOGO VANGUARD/(R)/]


Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio



This prospectus contains financial data for the Portfolios through the fiscal year ended December 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

---------------------------------------------------------------------------------------------------------------
An Introduction to Vanguard Variable Insurance Fund           1      More on the Portfolios                  29
---------------------------------------------------------------------------------------------------------------
Vanguard Portfolio Profiles                                   2       More on the Money Market Portfolio     29
---------------------------------------------------------------------------------------------------------------
 Money Market Portfolio                                       2       More on the Bond Portfolios            30
---------------------------------------------------------------------------------------------------------------
 Short-Term  Investment-Grade Portfolio                       3       More on the Balanced Portfolio         35
---------------------------------------------------------------------------------------------------------------
 Total Bond Market Index Portfolio                            5       More on the Stock Portfolios           36
---------------------------------------------------------------------------------------------------------------
 High Yield Bond Portfolio                                    7      Additional Information                  44
---------------------------------------------------------------------------------------------------------------
 Balanced Portfolio                                           9       Turnover Rate                          47
---------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio                                     11       The Portfolios and Vanguard            47
---------------------------------------------------------------------------------------------------------------
 Diversified Value Portfolio                                 13       Investment Advisors                    47
---------------------------------------------------------------------------------------------------------------
 Total Stock Market Index Portfolio                          14       Taxes                                  53
---------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio                                      16       Share Price                            53
---------------------------------------------------------------------------------------------------------------
 Mid-Cap Index Portfolio/1/                                  18      Financial Highlights                    54
---------------------------------------------------------------------------------------------------------------
 Growth Portfolio                                            20      General Information                     63
---------------------------------------------------------------------------------------------------------------
 Capital Growth Portfolio                                    21      Glossary of Investment Terms            64
---------------------------------------------------------------------------------------------------------------
 Small Company Growth Portfolio                              23
---------------------------------------------------------------------------------------------------------------
 International Portfolio                                     25
---------------------------------------------------------------------------------------------------------------
 REIT Index Portfolio/1/                                     26
---------------------------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important


This prospectus explains the investment objective, policies, strategies, and risks associated with each Portfolio of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.


1
[INDEXED TO MSCI/R/]

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND


This prospectus explains the investment objectives, policies, strategies, and risks associated with the 15 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.

Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, past performance, and operating costs.

Each Portfolio of Vanguard Variable Insurance Fund is separate from any other Vanguard mutual fund, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio's investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.


A Note on Fees
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolios appears in the Portfolio Profiles following this introduction. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

2

PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.


Investment Objective
The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.


Primary Investment Policies
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


Primary Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry.
Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.


An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        1999              5.18%
                        2000              6.47
                        2001              4.35
                        2002              1.73
                        2003              1.01
                        2004              1.26
                        2005              3.17
                        2006              5.03
                        2007              5.25
                        2008              2.83

---------------------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).



Average Annual Total Returns for Periods Ended December 31, 2008

                                               1 Year   5 Years    10 Years
------------------------------------------------------------------------------
Money Market Portfolio                           2.83%     3.50%       3.61%
------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees or expenses)     1.80      3.10        3.30
------------------------------------------------------------------------------


If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
----------------------------------------------------------------------------------------------------------------------------
Management Expenses                                      0.16%
----------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                   None
----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.06%
----------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                       0.22%
----------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets, which include expenses related to the Portfolio's participation in the Treasury Money Market Guarantee Program.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$23                 $71                 $124                $280
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--SHORT-TERM INVESTMENT-GRADE PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Investment-Grade Portfolio.


Investment Objective
The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent

4

rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


Primary Risks
The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio's performance could be hurt by:

- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        2000           8.17%
                        2001           7.85
                        2002           6.25
                        2003           3.55
                        2004           2.07
                        2005           2.34
                        2006           4.92
                        2007           5.93
                        2008          -3.45

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.98% (quarter ended September 30, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                                                 Since
                                                        1 Year           5 Years            Inception/1/
--------------------------------------------------------------------------------------------------------
Short-Term Investment-Grade Portfolio                    -3.45%             2.31%                 3.97%
--------------------------------------------------------------------------------------------------------
Barclays Capital U.S. 1-5 Year Credit Bond Index/2/
(reflects no deduction for fees or expenses)             -1.13              2.66                  4.82
--------------------------------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through
  December 31, 2008.
2 Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.17%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.05%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.22%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$23                 $71                 $124                $280
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO

The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Bond Market Index Portfolio.


Investment Objective
The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.


Primary Investment Strategies

The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.



Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

6

- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

- Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Portfolio should be low.


Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                       1999         -0.80%
                       2000         11.28
                       2001          8.30
                       2002          8.31
                       2003          4.02
                       2004          4.20
                       2005          2.40
                       2006          4.40
                       2007          6.89
                       2008          5.23

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).



Average Annual Total Returns for Periods Ended December 31, 2008

                                                        1 Year         5 Years       10 Years
----------------------------------------------------------------------------------------------
Total Bond Market Index Portfolio                         5.23%           4.61%          5.37%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index/1/
(reflects no deduction for fees or expenses)              5.24            4.65           5.63
----------------------------------------------------------------------------------------------
1 Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% portfolio transaction fee on purchases of $30 million or more by a single investor. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.17%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.05%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.22%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$23                 $71                 $124                $280
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.


Investment Objective
The High Yield Bond Portfolio seeks to provide a high level of current income.


Primary Investment Strategies

The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders.

The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody's; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's high-yield bonds and loans have mostly short- and intermediate-term maturities.



Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Portfolio's performance could be hurt by:


- Credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds and loans with medium- and lower-range credit-quality ratings.

- Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond and loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

8

- Liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a security during periods of infrequent trading of the security, it may not receive full value for the security.


- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio before you purchase shares.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                       1999           2.89%
                       2000          -2.06
                       2001           3.25
                       2002           1.54
                       2003          16.87
                       2004           8.53
                       2005           2.75
                       2006           8.27
                       2007           1.95
                       2008         -21.95

---------------------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -14.60% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008

                                                            1 Year       5 Years      10 Years
------------------------------------------------------------------------------------------------
High Yield Bond Portfolio                                   -21.95%        -0.80%         1.72%
------------------------------------------------------------------------------------------------
Barclays Capital U.S. Corporate High-Yield Bond Index/1/
(reflects no deduction for fees or expenses)                -26.16         -0.80          2.17
------------------------------------------------------------------------------------------------
1 Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.25%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.31%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$32                 $100                $174                $393
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--BALANCED PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.


Investment Objective
The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.


Primary Investment Strategies
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.


Primary Risks
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.

- With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio's income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.

10


- The Portfolio is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                       1999             4.32%
                       2000            10.36
                       2001             4.43
                       2002            -6.72
                       2003            20.45
                       2004            11.29
                       2005             6.83
                       2006            14.96
                       2007             8.36
                       2008           -22.57

---------------------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2008

                                                              1 Year                       5 Years                      10 Years
----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                            -22.57%                         2.78%                         4.47%
----------------------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                   -37.00%                        -2.19%                        -1.38%
-----------------------------------------------------------------------------------------------------------------------------------
Composite Stock/Bond Index/1/                                 -25.58                         -0.16                          0.97
-----------------------------------------------------------------------------------------------------------------------------------
1 Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and on the
 Lehman Brothers U.S. Credit A or Better Bond Index thereafter. Effective September 20, 2008, Lehman Brothers indexes were rebranded to Barclays Capital indexes.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.25%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.29%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$30                 $93                 $163                $368
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.


Investment Objective
The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

12


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                         1999           -2.51%
                         2000           11.37
                         2001           -3.51
                         2002          -13.76
                         2003           24.44
                         2004           13.32
                         2005            4.14
                         2006           20.70
                         2007            4.53
                         2008          -30.91

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -17.99% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008

                                                              1 Year                       5 Years                      10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                                       -30.91%                         0.57%                         1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Benchmarks (reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                      -36.85%                        -0.79%                         1.36%
-----------------------------------------------------------------------------------------------------------------------------------
Spliced Equity Income Index/1/                                -32.32                          0.88                          2.21
-----------------------------------------------------------------------------------------------------------------------------------
FTSE High Dividend Yield Index                                -32.32                         -0.32                            --
-----------------------------------------------------------------------------------------------------------------------------------
Average Equity Income Fund/2/                                 -33.77                         -0.53                          0.67
-----------------------------------------------------------------------------------------------------------------------------------
1 The Portfolio adopted the FTSE High Dividend Yield Index as its comparative index on August 1, 2007. Reflects performance of the Russell 1000 Value Index through July 31, 2007, and performance of the FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, Inc.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.32%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.36%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$37                 $116                $202                $456
--------------------------------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.


Investment Objective
The Diversified Value Portfolio seeks to provide long-term capital appreciation and income.


Primary Investment Strategies
The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.


- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                          2000            26.03%
                          2001             0.76
                          2002           -14.24
                          2003            31.12
                          2004            20.46
                          2005             7.61
                          2006            18.88
                          2007             3.93
                          2008           -36.14
---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.32% (quarter ended December 31, 2008).

14


Average Annual Total Returns for Periods Ended December 31, 2008

                                                                                                Since
                                                           1 Year             5 Years       Inception/1/
---------------------------------------------------------------------------------------------------------
Diversified Value Portfolio                                -36.14%               0.45%           2.44%
---------------------------------------------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deductions for fees or expenses)              -36.85               -0.79            1.47
---------------------------------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the Portfolio--through
  December 31, 2008.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.36%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.40%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$41                 $128                $224                $505
--------------------------------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--TOTAL STOCK MARKET INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio.


Investment Objective
The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


Primary Investment Strategies

The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.

Primary Risk
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies.



Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                         2004         12.55%
                         2005          6.13
                         2006         15.52
                         2007          5.16
                         2008        -37.28

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -22.75% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                                                                           Since
                                                                1 Year                    5 Years                      Inception/1/
-----------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Portfolio                              -37.28%                     -1.87%                          2.59%
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index/2/                      -37.34%                     -1.67%                          2.73%
-----------------------------------------------------------------------------------------------------------------------------------
Spliced Total Market Index/3/                                    -37.36                     -1.81                           2.60
-----------------------------------------------------------------------------------------------------------------------------------
S&P Total Market Index                                           -37.36                        --                             --
-----------------------------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 8, 2003--the inception date of the Portfolio--through December 31, 2008.
2 Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market
  Index.
3 Reflects the performance of the Dow Jones Wilshire 5000 Composite Index through June 17, 2005, and the S&P Total Market Index thereafter. The Portfolio adopted the S&P Total Market Index as its target index on June 18, 2005.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2008. Although the Portfolio is not expected to incur any net expenses directly, the Portfolio indirectly bears the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses, along with the transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds, are reflected below in the line item for "Acquired Fund Fees and Expenses." See The Portfolios and Vanguard. The expenses shown in the table and in the example that follows do not

16

reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                    None
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                         None
-----------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                        0.16%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                        0.16%/1/
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
 Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$16                 $52                 $90                 $205
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.


Investment Objective
The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.


- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        1999            21.05%
                        2000            -9.04
                        2001           -12.00
                        2002           -22.11
                        2003            28.47
                        2004            10.80
                        2005             4.79
                        2006            15.71
                        2007             5.38
                        2008           -36.93

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 15.38% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.84% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008

                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
Equity Index Portfolio                         -36.93%    -2.24%      -1.43%
----------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for fees or expenses)   -37.00     -2.19       -1.38
----------------------------------------------------------------------------




Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.14%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.05%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.19%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

18


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$19                 $61                 $107                $243
--------------------------------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.


Investment Objective
The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.


- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        2000            17.93%
                        2001            -0.53
                        2002           -14.65
                        2003            34.06
                        2004            20.32
                        2005            13.97
                        2006            13.75
                        2007             6.14
                        2008           -41.81

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -25.65% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                                                                           Since
                                                          1 Year                       5 Years                         Inception/1/
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio                                   -41.81%                        -0.74%                             4.97%
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index                        -36.23%                        -0.08%                             5.35%
-----------------------------------------------------------------------------------------------------------------------------------
Spliced Mid Cap Index/2/                                  -41.80                         -0.70                              4.88
-----------------------------------------------------------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index                                 -41.80                         -0.70                                --
-----------------------------------------------------------------------------------------------------------------------------------
1 The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2008.
2 Reflects the performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.24%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.30%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$31                 $97                 $169                $381
--------------------------------------------------------------------------------

20

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.


Investment Objective
The Growth Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                         1999           22.43%
                         2000          -20.01
                         2001          -31.83
                         2002          -35.89
                         2003           26.13
                         2004            7.25
                         2005           11.49
                         2006            1.91
                         2007           10.22
                         2008          -37.72

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 20.15% (quarter ended December 31, 1999), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2008

                                              1 Year   5 Years   10 Years
--------------------------------------------------------------------------
Growth Portfolio                              -37.72%    -3.51%     -7.64%
--------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------
Russell 1000 Growth Index                     -38.44%    -3.42%     -4.27%
-------------------------------------------------------------------------
Standard & Poor's 500 Index                   -37.00     -2.19      -1.38
--------------------------------------------------------------------------



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.36%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.07%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.43%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$44                 $138                $241                $542
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--CAPITAL GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Capital Growth Portfolio.


Investment Objective
The Capital Growth Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

22

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Asset concentration risk, which is the chance that the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio tends to invest a high percentage of assets in its ten largest holdings.


- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        2003           37.24%
                        2004           17.63
                        2005            7.68
                        2006           11.63
                        2007           12.48
                        2008          -30.36

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.64% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                                                       Since
                                                          1 Year             5 Years               Inception/1/
---------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio                                  -30.36%               2.06%                   6.03%
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for fees or expenses)              -37.00               -2.19                    1.62
---------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from December 3, 2002--when performance measurement began--through
  December 31, 2008.





Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.41%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.45%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$46                 $144                $252                $567
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.


Investment Objective
The Small Company Growth Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.



Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's

24

returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                          1999          61.34%
                          2000          15.80
                          2001           5.59
                          2002         -24.03
                          2003          41.07
                          2004          15.30
                          2005           6.26
                          2006          10.21
                          2007           3.77
                          2008         -39.47

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -25.40% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008

                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
Small Company Growth Portfolio                 -39.47%    -3.24%       6.01%
----------------------------------------------------------------------------
Russell 2500 Growth Index
(reflects no deduction for fees or expenses)   -41.50     -2.24        0.75
----------------------------------------------------------------------------



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.33%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.39%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$40                 $125                $219                $493
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.


Investment Objective
The International Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

- Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


- Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                      1999            25.39%
                      2000            -6.70
                      2001           -18.62
                      2002           -17.25
                      2003            34.88
                      2004            19.42
                      2005            16.31
                      2006            26.75
                      2007            17.41
                      2008           -44.87

---------------------------------------------------------------------------

26


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -23.31% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008

                                                                        1 Year     5 Years    10 Years
-------------------------------------------------------------------------------------------------------
International Portfolio                                                 -44.87%       2.65%       1.93%
-------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia, Far East
(MSCI EAFE/(R)/) Index/1/
(reflects no deduction for fees or expenses)                            -43.38        1.66        0.80
-------------------------------------------------------------------------------------------------------
1 MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.43%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.49%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$50                 $157                $274                $616
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


PORTFOLIO PROFILE--REIT INDEX PORTFOLIO


The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.


Investment Objective
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.


Primary Investment Strategies


The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a limited number of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.


- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.



Annual Total Returns
---------------------------------------------------------------------------
BAR CHART RANGE: -60% TO 80%

                        2000              26.29%
                        2001              12.14
                        2002               3.53
                        2003              35.48
                        2004              30.51
                        2005              11.83
                        2006              34.93
                        2007             -16.60
                        2008             -37.25

---------------------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -38.26% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                                                                      Since
                                                          1 Year                       5 Years                    Inception/1/
------------------------------------------------------------------------------------------------------------------------------
REIT Index Portfolio                                      -37.25%                         0.61%                        7.26%
------------------------------------------------------------------------------------------------------------------------------
Comparative Benchmarks
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------------------------------------
MSCI US REIT Index                                        -37.97%                         0.67%                        7.50%
------------------------------------------------------------------------------------------------------------------------------
Target REIT Composite/2/                                  -37.17                          0.80                         7.47
------------------------------------------------------------------------------------------------------------------------------
1 The initial share purchase date for the Portfolio was February 8, 1999, at which time all assets were held in money market instruments. Since-inception returns are from February 9, 1999--when performance measurement began--through December 31, 2008.
2 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market
 Average).

28

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                         0.26%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                              0.05%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                          0.31%
-----------------------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
$32                 $100                $174                $393
--------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

MORE ON THE PORTFOLIOS


This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

This part of the prospectus is divided into four main sections: More on the Money Market Portfolio, More on the Bond Portfolios, More on the Balanced Portfolio, and More on the Stock Portfolios. These sections explain the primary investment strategies and policies that each Portfolio uses in pursuit of its objective. Following these sections is additional information that applies to some or all of the Portfolios.

As you read the prospectus, be aware that the Portfolios' board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MORE ON THE MONEY MARKET PORTFOLIO


The Money Market Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT MONEY MARKET INSTRUMENTS

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------



[FLAG]
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.


The Vanguard Group, Inc. (Vanguard), advisor to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


[FLAG]
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.


[FLAG]
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.

30

More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.


Investing in Repurchase Agreements
The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REPURCHASE AGREEMENTS

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.



MORE ON THE BOND PORTFOLIOS


The Short-Term Investment-Grade, Total Bond Market Index, and High Yield Bond Portfolios each invest mainly in bonds.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TYPES OF BONDS

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------


[FLAG]
The bond Portfolios are subject to varying levels of interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Investment-Grade Portfolio is expected to have a low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.


[FLAG]
Each bond Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.


In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Short-Term Investment-Grade Portfolio should have a high level of income risk.


[FLAG]
Each bond Portfolio is also subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Credit risk should be low for the Short-Term Investment-Grade and Total Bond Market Index Portfolios because they invest mainly in fixed income securities with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

The bond Portfolios may enter into mortgage-dollar-roll transactions, in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with a Portfolio's investment objective and risk profile.


Foreign Bonds
Each of the bond Portfolios may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that a Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Because the bond's value is designated in dollars rather than in the

32

currency of the issuer's country, the Portfolios are not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


Short-Term Investment-Grade Portfolio
The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody's Ba1 or below; unrated fixed income securities are those that are not rated by any independent rating agency.

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT U.S. GOVERNMENT SPONSORED ENTITIES

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a
 GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------



- State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.

- Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.

- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.


Total Bond Market Index Portfolio
Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Total Bond Market Index Portfolio uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.


The Barclays Capital U.S. Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. As of December 31, 2008, the Portfolio was composed of the following types of bonds:


 Type of Bond                       Portion of Portfolio's Net Assets
 ------------------------------------------------------------------------------
 Asset-backed/Mortgage-backed       45.1%
 -----------------------------------------------------------------------------
 U.S. Government/Agency             33.9
 ------------------------------------------------------------------------------
 Corporate                          17.7
 ------------------------------------------------------------------------------
 Other                              3.3
 ------------------------------------------------------------------------------

The Fund's policy of investing at least 80% of its assets in bonds in its target index may be changed only upon 60 days' notice to shareholders.



Up to 20% of the Portfolio's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Portfolio may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.

The Total Bond Market Index Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions.

34

High Yield Bond Portfolio

The High Yield Bond Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds", which are mostly short- and intermediate-term. The Portfolio also invests in fixed and floating rate loans. As a result of this investment strategy, the Portfolio is subject to certain risks.



[FLAG]
Because of its investment in junk bonds, the Portfolio is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HIGH-YIELD BONDS

 High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------


The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating from any other independent bond-rating agency. These are commonly referred to as investment-grade securities.

The Portfolio will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating from any other independent bond-rating agency. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.


[FLAG]
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

As of December 31, 2008, the Portfolio's holdings had the following credit-quality characteristics:


Credit Quality                          Percentage of Portfolio's Net Assets
--------------------------------------------------------------------------------
Aaa/AAA                                  2.4%
--------------------------------------------------------------------------------
Baa/BBB                                  7.8
--------------------------------------------------------------------------------
Ba/BB                                   36.3
--------------------------------------------------------------------------------
B                                       42.2
--------------------------------------------------------------------------------
Below B/Other                           11.3
--------------------------------------------------------------------------------



Bonds rated less than Baa by Moody's or the equivalent by another firm, such as those held by the Portfolio, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.


To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2008, the Portfolio held the bonds of 136 corporate issuers. This diversification should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.


[FLAG]
The Portfolio is subject to liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a security during periods of infrequent trading of the security, it may not receive full value for the security.

Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).


MORE ON THE BALANCED PORTFOLIO


The Balanced Portfolio invests in both stocks and bonds. Roughly 60% to 70% of the Portfolio's assets are invested in stocks and the remaining 30% to 40% are invested in bonds. The stock portion of the Portfolio is subject to stock market risk and investment style risk, while the bond portion of the Portfolio is subject to interest rate risk, income risk, credit risk, and call risk; both portions of the Portfolio are subject to manager risk. The Portfolio's bond holdings help to reduce--but not eliminate--some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a Portfolio made up entirely of bonds. The Portfolio's balanced holdings, in the long run, should result in less investment risk--and a lower investment return--than those of a portfolio investing exclusively in common stocks.


--------------------------------------------------------------------------------
 Plain Talk About Balanced Funds

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------



For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established, medium-size and large companies. The advisor considers a stock to be undervalued if company earnings or potential earnings are not fully reflected in the stock's share price. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2008, was $40.6 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-, intermediate-, and long-term corporate; U.S. Treasury; government agency; and asset-backed bonds; as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bond holdings as of December 31, 2008, was
5.8 years.

A breakdown of the Portfolio's bond holdings (which amounted to 35.6% of the Portfolio's net assets) as of December 31, 2008, follows:


Type of Bond                         Percentage of Portfolio's Bond Holdings
------------------------------------------------------------------------------
Corporate                            85.9%
------------------------------------------------------------------------------
Asset-Backed and Mortgage-Backed      3.2
------------------------------------------------------------------------------
U.S. Treasury and Government Agency   2.9
------------------------------------------------------------------------------
Foreign/Other                         8.0
------------------------------------------------------------------------------


The advisor purchases bonds of investment-grade quality--that is, bonds rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. As of December 31, 2008, the dollar-weighted average credit quality of bonds held by the Portfolio was A1, as rated by Moody's.


Although the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.

The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency

36

risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


MORE ON THE STOCK PORTFOLIOS


The Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Capital Growth, Small Company Growth, International, and REIT Index Portfolios invest mainly in common stocks, although each has its own strategies and types of holdings. To achieve exposure to common stocks, the Total Stock Market Index Portfolio invests in shares of other mutual funds.


[FLAG]
Each stock Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Other than the International Portfolio, each Portfolio invests mainly in, or has exposure mainly to, stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. (You will find a chart illustrating the volatility of the international stock market on page 42.)


U.S. Stock Market Returns
(1926-2008)
                       1 Year   5 Years    10 Years   20 Years
--------------------------------------------------------------
Best                    54.2%     28.6%       19.9%      17.8%
--------------------------------------------------------------
Worst                  -43.1     -12.4        -1.4        3.1
--------------------------------------------------------------
Average                 11.6      10.3        10.9       11.3
--------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or any of these Portfolios in particular.



Actively Managed Portfolios
Six of the stock Portfolios are actively managed, meaning that their investment advisors buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market. These six Portfolios are the Equity Income, Diversified Value, Growth, Capital Growth, Small Company Growth, and International Portfolios.



[FLAG]
Each actively managed stock Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Investment Styles
Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each of the stock Portfolios as of December 31, 2008, was:

Portfolio                     Asset-Weighted Median Market Capitalization
---------------------------------------------------------------------------
Total Stock Market Index      $32.8 billion
---------------------------------------------------------------------------
Equity Income                 43.5
---------------------------------------------------------------------------
Diversified Value             46.0
---------------------------------------------------------------------------
Equity Index                  39.5
---------------------------------------------------------------------------
Mid-Cap Index                 3.7
---------------------------------------------------------------------------
Growth                        47.2
---------------------------------------------------------------------------
Capital Growth                22.7
---------------------------------------------------------------------------
Small Company Growth          0.9
---------------------------------------------------------------------------
International                 27.9
---------------------------------------------------------------------------
REIT Index                    3.6
---------------------------------------------------------------------------



Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



[FLAG]
Each stock Portfolio is subject to investment style risk, which is the chance that returns from the types of stocks in which the Portfolio invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years. Likewise, international stocks go through cycles of doing better--or worse--than U.S. stocks.


The following illustration shows how each of the nine Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.)

[GRAPHIC STYLE BOX]


Foreign Securities
The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Capital Growth, Diversified Value, and Small Company Growth Portfolios may each invest up to 25% of their assets in foreign securities, and the Growth Portfolio may invest up to 20% of its assets in foreign securities.

38

To the extent that a Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Equity Income Portfolio
The Equity Income Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock can be out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.

The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Each advisor uses a different process to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor's opinion, have the potential for long-term capital appreciation.

Wellington Management Company, LLP (Wellington Management), which manages approximately 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.


The Vanguard Group, Inc. (Vanguard), which manages approximately 40% of the Portfolio's assets, constructs a diversified portfolio of dividend-yielding stocks based on its assessment of the relative return potential of the underlying securities. The advisor selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their industry peers. Vanguard implements its stock selection process through the use of quantitative models to evaluate all of the securities in the benchmark, while maintaining a risk profile similar to that of the FTSE High Dividend Yield Index.


Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or exchange-traded funds (ETFs), including ETF shares issued by Vanguard stock funds. For more details, see Additional Information: Other Investment Policies and Risks.


Diversified Value Portfolio
The Diversified Value Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) whose stocks are considered by the advisor to be undervalued. The advisor uses traditional methods of stock selection--research and analysis--to identify undervalued securities. These stocks (called "value" stocks) often have above-average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.


Total Stock Market Index Portfolio

The Total Stock Market Index Portfolio is a "fund of funds," which means that it achieves its objective by investing in other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Total Stock Market Index Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders. Under normal circumstances, the Portfolio will invest at least 80%, and usually all of substantially all, of its assets in the index funds that make up its target index. The Portfolio's 80% investment policy may be changed only upon 60 days' notice to shareholders.


The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index, and Vanguard Extended Market Index Fund, which tracks the S&P

Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. As of December 31, 2008, the Portfolio allocated approximately 82.5% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and the remaining 17.5% of its assets to Vanguard Extended Market Index Fund. The Portfolio, as a fund of funds, is considered nondiversified because it invests in two underlying funds. However, the underlying funds in which the Portfolio invests are broadly diversified.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



Equity Index Portfolio

The Equity Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. As of December 31, 2008, these stocks represented approximately 79% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders.


The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 50% of its market capitalization.


Mid-Cap Index Portfolio
The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders

Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.


Growth Portfolio
The Growth Portfolio invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio's investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Although each advisor uses a different process to select securities, under normal circumstances, the Portfolio will invest at least 80% of its assets in securities issued by U.S. companies.

40


AllianceBernstein L.P. (AllianceBernstein), advisor for approximately 64% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.

William Blair & Company, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets--approximately 32%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 4%) of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard typically invests its portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Additional Information: Other Investment Policies and Risks.

As of December 31, 2008, the Portfolio had invested 38.7% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.



Capital Growth Portfolio
The Capital Growth Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little current income. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchase typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.


Small Company Growth Portfolio

The Portfolio's investment in small-company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($8 million to $5.3 billion, as of December 31, 2008). In the future, the Index's market capitalization range may be higher or lower, and the Portfolio's investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. The Portfolio's stocks are expected to provide little or no dividend income.


The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies, the prices of the securities, and the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

Granahan Investment Management, Inc. (Granahan), which manages approximately 71% of the Portfolio's assets, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.

The Vanguard Group, Inc. (Vanguard), which manages the balance of the Portfolio's assets, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their small-cap domestic growth peers. Vanguard implements its stock-selection process through the use of proprietary software programs that compare thousands of securities at a time.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or exchange-traded funds (ETFs), including ETF shares issued by Vanguard stock funds. For more details, see Additional Information: Other Investment Policies and Risks.


International Portfolio
The International Portfolio invests in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which manages approximately 50% of the Portfolio's assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


Schroder Investment Management North America Inc. (Schroders), which manages approximately 39% of the Portfolio's assets, believes that investing in reasonably priced international quality companies with strong earnings growth prospects and sustainable competitive advantages will produce superior long-term investment returns. Schroders also believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint is the most reliable means of finding such companies and identifying where their growth is undervalued by the market.

At Schroders, EAFE portfolio management relies on a team-based "matrix approach" (regions / sectors) to drive research and security selection. Initial local research draws on Schroders' extensive global research network of over 70 regional equity analysts located in 12 countries. The strongest stock recommendations are then overlaid with the global perspective of the international team's global sector specialists and portfolio managers. Highest conviction names are used to build the portfolio with final stock selection decision resting on the head of the team. Schroders believes that this knowledge "matrix" (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors.


M&G Investment Management Limited (M&G), which manages approximately 7% of the Portfolio's assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets, intangible assets, and organizational assets. The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable, superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.

42

The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of these different characteristics, the Portfolio's performance is often substantially different from the performance of broad international stock indexes.

Because it invests mainly in international stocks, the Portfolio is subject to:


[FLAG]
Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is also subject to:


[FLAG]
Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.


International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

Returns of international stocks can be as volatile as--or more volatile than--returns of U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to Luxembourg holding companies.


International Stock Market Returns
(1970-2008)
                            1 Year   5 Years  10 Years  20 Years
------------------------------------------------------------------
Best                          69.4%     36.1%     22.0%     15.5%
------------------------------------------------------------------
Worst                        -43.4      -2.9       0.8       3.1
------------------------------------------------------------------
Average                       11.4      10.9      11.3      11.9
------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2008. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.


The Portfolio may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Portfolio may also invest in convertible securities.

The Vanguard Group, Inc. (Vanguard) manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in stock index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Additional Information:
Other Investment Policies and Risks.

REIT Index Portfolio

The REIT Index Portfolio uses a "passive management"--or indexing--investment approach. The Portfolio attempts to replicate the MSCI US REIT Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REITS

 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership
--------------------------------------------------------------------------------



The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its assets in that stock.



[FLAG]
Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:

Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TYPES OF REITS

 An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
--------------------------------------------------------------------------------


Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

The MSCI US REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the REIT Index Portfolio invests in equity REITs only.


As of December 31, 2008, the Index included 99 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks. Like small-cap stocks in general, REIT stocks can be

44

more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.


Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2008, was as follows.


Type of REIT    Percentage of Index
-------------------------------------
Specialized     28.6%
-------------------------------------
Retail          24.3
-------------------------------------
Residential     16.5
-------------------------------------
Office          16.0
-------------------------------------
Diversified     9.3
-------------------------------------
Industrial      5.3
-------------------------------------





ADDITIONAL INFORMATION


Substituting Target Indexes
Each index Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Mortgage-Backed Securities and Prepayment Risk
Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.


The Total Bond Market Index Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage-backed securities issued by other government agencies or private corporations are not.

The Short-Term Investment-Grade and Balanced Portfolios may invest a portion of their assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for both Portfolios. The High-Yield Bond Portfolio is subject to prepayment risk on fixed and floating rate loans.



Other Investment Policies and Risks


Collateralized Mortgage Obligations
The Balanced and Total Bond Market Index Portfolios may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.


Convertible Securities
The Small Company Growth, International, and Balanced Portfolios may also invest in convertible securities.

Exchange Traded Funds and ETF Shares

Vanguard may invest a small portion of the Short-Term Investment-Grade, Total Bond Market Index, Total Stock Market Index, Equity Income, Growth, Small Company Growth, and International Portfolio's assets in shares of stock or bond exchange-traded funds (ETFs), including ETF Shares issued by Vanguard funds. ETFs provide returns similar to those of the stocks or bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.



Derivatives

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.



[FLAG]
The Portfolios may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of a Portfolio's other investments.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios
The Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of each Portfolio as disclosed in this prospectus. The advisors will not use derivatives to change the risks of these Portfolios as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for the Total Bond Market Index, Short-Term Investment-Grade, and High Yield Bond Portfolios only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates; and in addition, for the Short-Term Investment-Grade Portfolio only, to adjust the overall credit risk of the Portfolio or to actively overweight or underweight credit risk to specific bond issuers.

Balanced Portfolio
The Balanced Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Other Portfolios (Excluding the Money Market Portfolio)

All of the other Portfolios (excluding the Money Market Portfolio) may invest, to a limited extent, in futures and options contracts, which are types of derivatives. These Portfolios will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Total Stock Market Index, Equity Index, Mid-Cap Index, and REIT Index Portfolios use futures only for the purpose of tracking their target indexes.

The Balanced, Equity Income, Diversified Value, Growth, Small Company Growth, Capital Growth, and International Portfolios may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent a Portfolio's securities from falling in value during foreign market downswings.

46

Cash Management
Each Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures

Each Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately (applicable to all Portfolios) or when the Portfolio is transitioning assets from one advisor to another (applicable to all Portfolios except the Total Bond Market Index, Total Stock Market Index, Equity Index, Mid-Cap Index, and REIT Index Portfolios).


In addition, each Portfolio, other than the five index Portfolios, may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing


Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of a fund's shares and price movement in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in a Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

TURNOVER RATE


A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The Growth Portfolio experienced a higher than normal turnover rate in fiscal year 2008 because of elevated market volatility and a July 2008 change in day-to-day portfolio management. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIOS AND VANGUARD


Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

The Total Stock Market Index Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Total Stock Market Index Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.




--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISORS


The Vanguard Group, Inc.


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to nine of the Portfolios of Vanguard Variable Insurance Fund. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group.

48


He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Joel M. Dickson, Ph.D., head of Active Quantitative Equity Management and Principal of Vanguard. He has direct oversight responsibility for all active quantitative equity funds managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.


Vanguard provides advisory services for the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. The managers primarily responsible for the day-to-day management of the preceding Portfolios are:


- John C. Lanius, Portfolio Manager for Vanguard. He has been with Vanguard since 1996; has worked in investment management since 1997; has managed investment portfolios and co-managed the Money Market Portfolio since 2004; and has managed the Money Market Portfolio since 2006. Education: B.A. Middlebury College.

- Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed investment portfolios, including the Short-Term Investment-Grade Portfolio, since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.


- Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has co-managed the Total Bond Market Index Portfolio since 2008. Education: B.S., University of Illinois; M.B.A., University of Chicago.

- William D. Baird, Portfolio Manager for Vanguard. He has worked in investment management since 1988; has managed investment portfolios since 1993; and has co-managed the Total Bond Market Index Portfolio since joining Vanguard in 2008.
Education: B.A., Rutgers College; M.B.A., Stern School of Business.



For the fiscal year ended December 31, 2008, the Money Market Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2008, the Short-Term Investment-Grade Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2008, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.


Vanguard provides advisory services for the Equity Income, Equity Index, Mid-Cap Index, Small Company Growth, and REIT Index Portfolios. Vanguard also provides advisory services for the Total Stock Market Index Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund-Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. The managers primarily responsible for the day-to-day management of the preceding Portfolios are:

- Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Mid-Cap Index Portfolio since its inception. Education: B.S.B.A., Shippensburg University.

- Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Total Stock Market Index Portfolio since its inception. Education: B.S., LaSalle University.

- Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997 and has managed investment portfolios, including the Equity Index Portfolio, since 2000. Education: B.S., The Pennsylvania State University.

- Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the REIT Index Portfolio since its inception. Education: B.S., Villanova University.


- James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios, including a portion of the Equity Income Portfolio, since 2003; and has managed a portion of the Small Company Growth Portfolio since 2008.
Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

For the fiscal year ended December 31, 2008, the Equity Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2008, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2008, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.



Vanguard employs nine independent investment advisors to manage eight of the Portfolios of Vanguard Variable Insurance Fund.


Wellington Management Company, LLP


Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the High Yield Bond, Balanced, and Equity Income Portfolios. Wellington Management is a Massachusetts limited liability partnership and investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets. Wellington Management manages each Portfolio subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees.

The managers primarily responsible for the day-to-day management of the preceding Portfolios are:

- Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed fixed income portfolios for Wellington Management since 1997 and has managed the High Yield Bond Portfolio since 2008.
Education: A.B., Harvard College.


- John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington Management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

- Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management and has assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.


- W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has managed a portion of the Equity Income Portfolio since 2007. Education: B.S. and M.B.A., University of Wisconsin.


Wellington Management's advisory fee with respect to the Balanced and High Yield Portfolios is based on certain annual percentage rates applied to each Portfolio's average daily net assets during the most recent fiscal quarter. In addition, Wellington Management's advisory fee with respect to the Balanced Portfolio may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of a Composite Stock/Bond Index over a trailing 36-month period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Barclays Capital U.S. Credit A or Better Bond Index.

For the fiscal year ended December 31, 2008, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.

For the fiscal year ended December 31, 2008, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.07% of the Portfolio's average net assets, before a performance-based increase of 0.01%.



Wellington Management Company, LLP, and The Vanguard Group, Inc.
Wellington Management and Vanguard's Quantitative Equity Group each provide investment advisory services for the Equity Income Portfolio. The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The fee paid to Wellington Management is based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. In addition, the quarterly fee paid to Wellington Management may be increased or decreased based upon the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio is compared with that of the FTSE High Dividend Yield Index over

50

a trailing 36-month period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.


For the fiscal year ended December 31, 2008, the aggregate advisory fees and expenses paid by the Portfolio represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based increase of 0.01%.



Barrow, Hanley, Mewhinney & Strauss, Inc.


Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, provides advisory services for the Diversified Value Portfolio. Barrow, Hanley, an investment advisory firm founded in 1979, managed approximately $45 billion in stock and bond portfolios as of December 31, 2008. Barrow, Hanley manages the Portfolio subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees.


The manager primarily responsible for the day-to-day management of the Diversified Value Portfolio is:

- James P. Barrow, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.

Barrow, Hanley's advisory fee is based on certain annual percentage rates applied to the Diversified Value Portfolio's average daily net assets during the most recent fiscal quarter. Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of the MSCI US Prime Market 750 Index over a trailing 36-month period.


For the fiscal year ended December 31, 2008, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.



AllianceBernstein L.P. and William Blair & Company, L.L.C.
AllianceBernstein L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Growth Portfolio.


AllianceBernstein, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. AllianceBernstein managed approximately $462 billion in assets as of December 31, 2008.

William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. William Blair & Company managed approximately $26.1 billion in assets as of December 31, 2008.


The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Growth Portfolio are:


- James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1985; has managed investment portfolios for AllianceBernstein since 1988; and has managed a portion of the Fund since 2008. Education: B.S., Northwestern University; M.B.A., University of Chicago.

- P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1986; has managed investment portfolios for AllianceBernstein since 2001; and has managed a portion of the Fund since 2008. Education: B.A., Princeton University.


- John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fees paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (60-month period for William Blair & Company). Note that the performance fee structure will not be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2008, the aggregate advisory fees paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.



PRIMECAP Management Company


PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Capital Growth Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $45 billion in assets as of December 31, 2008. PRIMECAP manages the Portfolio subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees.


The managers primarily responsible for the day-to-day management of the Capital Growth Portfolio are:

- Howard B. Schow, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education: B.A., Williams College; M.B.A., Harvard Business School.

- Theo A. Kolokotrones, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education:
B.A., University of Chicago; M.B.A., Harvard Business School.

- Joel P. Fried, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has co-managed the Portfolio since its inception. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

- Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has co-managed the Portfolio since its inception. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

- Mitchell J. Milias, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education:
B.S., Stanford University; M.B.A., Harvard Business School.


- David H. Van Slooten, Executive Vice President of PRIMECAP. He has worked in investment management since 1996; has managed assets for PRIMECAP since 1997; and has co-managed the Portfolio since its inception. Education: B.S., Brigham Young University; M.M., Kellogg Graduate School of Management, Northwestern University.


Each of these six individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is co-managed by individuals in PRIMECAP's research department.

PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average daily net assets for each quarter.


Granahan Investment Management, Inc. and The Vanguard Group, Inc.
Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Vanguard's Quantitative Equity Group each provide investment advisory services for the Small Company Growth Portfolio.


Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $2.1 billion in assets as of December 31, 2008.


The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the Granahan portion of the Small Company Growth Portfolio are:


- John J. Granahan, CFA, Managing Director and Chairman of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education:
B.A., St. Joseph's University; Graduate Fellow of Catholic University of
America.

- Gary C. Hatton, CFA, Managing Director and Chief Investment Officer of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

- Jane M. White, Managing Director and Chief Operating Officer of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has co-managed a portion of the Portfolio since 1996. Education:
B.A., Boston University.

52

- Robert F. Granahan, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has co-managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

- Susan E. McGarry, Vice President of Granahan. She has worked in investment management since 1983 and has co-managed a portion of the Portfolio since 2007.
Education: B.A., Yale College; M.B.A., Yale School of Management.

The Portfolio pays one of its advisors--Granahan--on a quarterly basis. The advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Granahan's portion of the Portfolio is compared with that of the Russell 2500 Growth Index over a trailing 36-month period. The Portfolio pays Vanguard on an at-cost basis for the investment advisory services Vanguard provides.


For the fiscal year ended December 31, 2008, the aggregate advisory fees paid by the Portfolio represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a performance-based decrease of 0.03%.



Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Limited

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, and M&G Investment Management Limited (M&G), Laurence Pountney Hill, London EC4R OHH, England, each provide investment advisory services for the International Portfolio.

Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of financial services companies known as The Schroder Group. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $158 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for Schroders' portion of the Portfolio.

Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. As of December 31, 2008, Baillie Gifford & Co. had assets under management that totaled approximately $62 billion.

M&G Investment Management Limited is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential Group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2008, M&G managed approximately $122 billion in assets.


The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

The managers primarily responsible for the day-to-day management of the International Portfolio are:


- Virginie Maisonneuve, CFA, Head of Schroder's Global and International Equities. She has worked in investment management since 1987; has managed assets for Schroders since 2004; and has jointly managed a portion of the Portfolio with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

- Matthew Dobbs, Head of Schroder's Global Small Companies. He has been with Schroders since 1981; has advised the Portfolio since 1999; and has jointly managed a portion of the Portfolio with Ms. Maisonneuve since 2005. Education:
B.A., Worcester College, University of Oxford.

- James K. Anderson, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

- Graham French, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Portfolio since 2008.
Education: B.Sc., University of Durham.

- Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Portfolio since 2008. Prior to joining M&G,

Mr. Aldridge worked for a management consulting firm from 2001 until 2004.
Education: M.A., Cambridge University; M.B.A., INSEAD.


The Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fees paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the MSCI All Country World ex-US Index for M&G) over a trailing 36-month period.

Schroders pays 50% of its advisory fee to Schroder Limited for providing sub-advisory services.


For the fiscal year ended December 31, 2008, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based increase of 0.03%.



All Investment Advisors
Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to any Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved each Portfolio's investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in a Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of a Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of a Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.


When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of

54


terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if
(1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio may use fair-value pricing with respect to its fixed income securities on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair-value pricing is not used by the Money Market Portfolio.

Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Each Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS



The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Portfolios' financial statements, are included in the Vanguard Variable Insurance Fund's most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.


Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal year 2008 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.028 per share from investment income (interest). Shareholders received $0.028 per share in the form of dividend distributions.

 The earnings ($0.028 per share) minus the distributions ($0.028 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 2.83% for the year.

 As of December 31, 2008, the Portfolio had approximately $2.1 billion in net assets. For the year, its expense ratio was 0.16% ($1.60 per $1,000 of net assets), and its net investment income amounted to 2.78% of its net assets.
--------------------------------------------------------------------------------

Money Market Portfolio
                                                                                         Year Ended December 31,
                                                        ---------------------------------------------------------------
                                                          2008         2007         2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                             2.83%        5.25%        5.03%       3.17%       1.26%

-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $2,107       $1,736       $1,310        $939        $840
-----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.15%        0.15%       0.15%       0.15%
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     2.78%        5.12%        4.96%       3.14%       1.26%
-----------------------------------------------------------------------------------------------------------------------

Short-Term Investment-Grade Portfolio
                                                                                           Year Ended December 31,
                                                        -----------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.77       $10.63       $10.52       $10.62       $10.74
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .480         .520/1/      .470         .380         .330
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (.830)        .090         .030        (.140)       (.110)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.350)        .610         .500         .240         .220
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.470)       (.470)       (.390)       (.340)       (.340)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.470)       (.470)       (.390)       (.340)       (.340)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $9.95       $10.77       $10.63       $10.52       $10.62
-------------------------------------------------------------------------------------------------------------------------
Total Return                                            -3.45%        5.93%        4.92%        2.34%        2.07%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $454         $464         $401         $373         $394
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.15%        0.15%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.62%        4.92%        4.55%        3.58%        3.16%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    50%          59%          48%          35%          49%
-------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.

56


Total Bond Market Index Portfolio
                                                                                           Year Ended December 31,
                                                        -----------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.54       $11.23       $11.21       $11.48       $11.63
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .543/1/      .560/1/      .540/1/      .500/1/      .490
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    .037         .190        (.070)       (.240)       (.010)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .580         .750         .470         .260         .480
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.500)       (.440)       (.450)       (.450)       (.610)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --        (.080)       (.020)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.500)       (.440)       (.450)       (.530)       (.630)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.62       $11.54       $11.23       $11.21       $11.48
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             5.23%        6.89%        4.40%        2.40%        4.20%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,501       $1,300       $1,021         $774         $635
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.16%        0.16%        0.16%        0.17%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.80%        5.04%        4.92%        4.49%        4.38%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    57%          56%          64%          64%          73%
-------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.


High Yield Bond Portfolio
                                                                                        Year Ended December 31,
                                                        --------------------------------------------------------------
                                                           2008        2007        2006        2005        2004
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $8.21       $8.63       $8.59       $9.02       $8.95
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .580        .620        .580        .600/1/     .680
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (2.260)      (.450)       .090       (.370)       .040
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (1.680)       .170        .670        .230        .720
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.620)      (.590)      (.630)      (.660)      (.650)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                    --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.620)      (.590)      (.630)      (.660)      (.650)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $5.91       $8.21       $8.63       $8.59       $9.02
----------------------------------------------------------------------------------------------------------------------
Total Return                                            -21.95%       1.95%       8.27%       2.75%       8.53%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $197        $253        $260        $247        $275
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.24%       0.24%       0.24%       0.24%       0.24%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      8.23%       7.28%       7.12%       6.97%       7.22%
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     22%         28%         47%         46%         57%
----------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.

Balanced Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $20.76         $20.62         $19.04         $18.62         $17.16
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .660           .640           .580           .530/1/        .493
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (5.060)          .980          2.140           .690          1.402
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (4.400)         1.620          2.720          1.220          1.895
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.640)         (.590)         (.510)         (.490)         (.435)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   (.870)         (.890)         (.630)         (.310)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.510)         (1.480)       (1.140)         (.800)         (.435)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $14.85         $20.76         $20.62         $19.04         $18.62
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -22.57%          8.36%         14.96%          6.83%         11.29%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $1,108         $1,547         $1,404         $1,197         $1,035
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.25%          0.24%          0.25%          0.25%          0.26%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        3.54%          3.21%          3.10%          2.89%          2.99%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       31%            21%            29%            21%            22%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%,0.01%, 0.01%, and 0.01%.

Equity Income Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007          2006            2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $19.79         $20.81         $18.60         $19.45         $20.00
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .590           .570           .540           .510           .490
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (6.190)          .320          3.100           .220          1.800
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.600)          .890          3.640           .730          2.290
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.600)         (.520)         (.540)         (.480)         (.470)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.510)        (1.390)         (.890)        (1.100)        (2.370)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (2.110)        (1.910)        (1.430)        (1.580)        (2.840)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.08         $19.79         $20.81         $18.60         $19.45
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -30.91%          4.53%         20.70%          4.14%         13.32%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $381           $601           $601           $483           $439
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/1/            0.29%          0.29%          0.28%          0.28%          0.26%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        3.65%          2.79%          2.90%          2.91%          2.78%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       60%            61%            28%            26%            29%
-------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.01%), (0.01%), and 0.00%.

58


Diversified Value Portfolio
                                                                                                Year Ended December 31,
                                                   ---------------------------------------------------------------------------
                                                       2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $16.33         $16.53         $14.37         $13.55         $11.46
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                  .410           .360           .370/1/        .320/1/        .220
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)              (5.960)          .280          2.270           .700          2.090
on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (5.550)          .640          2.640          1.020          2.310
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                  (.390)         (.310)         (.290)         (.200)         (.220)
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains             (.820)         (.530)         (.190)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.210)         (.840)         (.480)         (.200)         (.220)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.57         $16.33         $16.53         $14.37         $13.55
------------------------------------------------------------------------------------------------------------------------------
Total Return                                        -36.14%          3.93%         18.88%          7.61%         20.46%

------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $594         $1,030           $926           $659           $420
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/      0.37%          0.40%          0.40%          0.41%          0.42%
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets  3.05%          2.24%          2.46%          2.29%          2.26%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 15%            21%            25%            21%            15%
------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, 0.01%, and 0.02%.

Total Stock Market Index Portfolio
                                                                                             Year Ended December 31,
                                                       -------------------------------------------------------------
                                                            2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $31.09       $31.27       $29.51       $28.60       $25.61
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       .471/1/      .440/1/      .370         .280         .310
---------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                         .682        1.010        1.370         .430         .250
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                  (12.163)        .100        2.600         .980        2.630
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (11.010)       1.550        4.340        1.690        3.190
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                       (.400)       (.340)       (.290)       (.310)       (.100)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (1.510)      (1.390)      (2.290)       (.470)       (.100)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.910)      (1.730)      (2.580)       (.780)       (.200)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $18.17       $31.09       $31.27       $29.51       $28.60
---------------------------------------------------------------------------------------------------------------------------
Total Return                                             -37.28%        5.16%       15.52%        6.13%       12.55%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $458         $599         $473         $318         $257
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/2/        0%           0%           0%           0%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       1.93%        1.40%        1.53%        1.10%        1.45%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      16%          10%           7%       49%/3/           7%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 The Acquired Fund Fees and Expenses were 0.16%.
3 Includes activity related to a change in the Portfolio's target index.

Equity Index Portfolio
                                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $29.54       $29.66       $27.87       $28.29       $26.57
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .520         .530         .470         .480         .490
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments  (10.990)        .990        3.660         .770        2.270
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (10.470)       1.520        4.130        1.250        2.760
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.540)       (.470)       (.480)       (.500)       (.350)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.920)      (1.170)      (1.860)      (1.170)       (.690)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.460)      (1.640)      (2.340)      (1.670)      (1.040)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $17.61       $29.54       $29.66       $27.87       $28.29
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -36.93%        5.38%       15.71%        4.79%       10.80%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                     $1,513       $2,373       $2,203       $1,813       $1,664
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.14%        0.14%        0.14%        0.14%        0.14%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      2.18%        1.82%        1.80%        1.78%        1.91%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     10%           8%          10%          13%           8%
--------------------------------------------------------------------------------------------------------------------------

Mid-Cap Index Portfolio
                                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           2008         2007         2006              2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.58       $19.85       $18.35            $16.27       $13.64
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .180         .240         .250              .210         .160
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (7.090)        .940        2.220             2.040        2.590
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (6.910)       1.180        2.470             2.250        2.750
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.250)       (.260)       (.200)            (.170)       (.120)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (2.200)      (2.190)       (.770)               --           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.450)      (2.450)       (.970)            (.170)       (.120)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $9.22       $18.58       $19.85            $18.35       $16.27
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -41.81%        6.14%       13.75%            13.97%       20.32%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $470         $841         $797              $677         $524
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.24%        0.24%        0.24%             0.24%        0.24%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      1.26%        1.25%        1.39%             1.30%        1.24%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     32%          35%          35%               21%          21%
--------------------------------------------------------------------------------------------------------------------------

60


Growth Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $14.39         $13.15         $12.95         $11.67         $10.93
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .090           .105           .078           .050           .051
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (5.490)         1.230           .170          1.282           .738
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.400)         1.335           .248          1.332           .789
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.100)         (.095)         (.048)         (.052)         (.049)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                      --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.100)         (.095)         (.048)         (.052)         (.049)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $8.89         $14.39         $13.15         $12.95         $11.67
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -37.72%         10.22%          1.91%         11.49%          7.25%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $203           $359           $356           $385           $367
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/1/            0.35%          0.36%          0.38%          0.36%          0.36%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        0.73%          0.70%          0.65%          0.40%          0.43%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      120%            60%            54%            43%           100%
-------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.01%, (0.01%), and (0.02%).


Capital Growth Portfolio
                                                                                            Year Ended December 31,
                                                             -------------------------------------------------------------
                                                           2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.55       $17.06       $16.01       $15.07       $12.88
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                               .150         .142         .130         .103         .094
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (5.610)       1.918        1.698        1.033        2.166
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (5.460)       2.060        1.828        1.136        2.260
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.150)       (.132)       (.110)       (.093)       (.022)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.520)       (.438)       (.668)       (.103)       (.048)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.670)       (.570)       (.778)       (.196)       (.070)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.42       $18.55       $17.06       $16.01       $15.07
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -30.36%       12.48%       11.63%        7.68%       17.63%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $251         $344         $288         $190         $167
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.42%        0.42%        0.42%        0.42%        0.42%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      0.90%        0.86%        0.96%        0.74%        0.84%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     18%           7%          11%          13%           4%
--------------------------------------------------------------------------------------------------------------------------

Small Company Growth Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $18.15         $19.32         $19.61         $19.48         $16.91
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 .110           .094/1/        .095           .070          (.001)
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (6.820)          .620          2.000          1.031          2.586
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (6.710)          .714          2.095          1.101          2.585
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.100)         (.101)         (0.75)            --          (.015)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.560)        (1.783)        (2.310)         (.971)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.660)        (1.884)        (2.385)         (.971)         (.015)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $9.78         $18.15         $19.32         $19.61         $19.48
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -39.47%          3.77%         10.21%          6.26%         15.30%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $432           $794           $823           $744           $752
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.33%          0.36%          0.38%          0.40%          0.46%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average            0.80%          0.49%          0.51%          0.35%         (0.01%)
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       94%            75%            79%            71%            80%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.04%), (0.02)%, and 0.04%.

International Portfolio

                                                                                                        Year Ended December 31,
                                                         ----------------------------------------------------------------------
                                                             2008           2007        2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $23.84         $21.56         $17.37      $15.15         $12.84
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .532           .510/1/        .430/1/     .250           .230
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    (10.352)         3.070          4.160       2.190          2.240
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (9.820)         3.580          4.590       2.440          2.470
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.490)         (.400)         (.220)      (.220)         (.160)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.720)         (.900)         (.180)         --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (2.210)        (1.300)         (.400)      (.220)         (.160)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.81         $23.84         $21.56      $17.37         $15.15
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -44.87%         17.41%         26.75%      16.31%         19.42%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $1,114         $2,123         $1,562        $840           $557
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.46%          0.45%          0.44%       0.41%          0.41%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        2.90%          2.23%          2.22%       1.94%          1.99%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       59%            41%            29%         45%            36%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, 0.01%, (0.01%), and (0.01)%.

62


REIT Index Portfolio
                                                                                             Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                           2008          2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.92        $24.98       $20.26       $20.09       $16.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .392/1/       .510/1/      .440         .500         .536
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (5.032)       (4.230)       6.280        1.530        4.229
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (4.640)       (3.720)       6.720        2.030        4.765
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.590)        (.460)       (.480)       (.580)       (.460)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (6.040)       (1.880)      (1.520)      (1.280)       (.305)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (6.630)       (2.340)      (2.000)      (1.860)       (.765)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $7.65        $18.92       $24.98       $20.26       $20.09
---------------------------------------------------------------------------------------------------------------------------
Total Return                                            -37.25%       -16.60%       34.93%       11.83%       30.51%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $263          $404         $645         $453         $412
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.30%         0.30%        0.31%        0.31%        0.31%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      3.24%         2.25%        2.14%        2.61%        3.52%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     15%           29%          19%          21%          24%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.

GENERAL INFORMATION


Each Portfolio of the Fund offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.

If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the SEC.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Profile page for each Portfolio (except the Money Market Portfolio), a detailed list of the securities held by the Portfolio (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the ten largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.






CFA/(R)/ is a trademark owned by CFA Institute. Vanguard Variable Insurance Fund Equity Income Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE High Dividend Yield Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. "FTSE/(R)/" is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

64


GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Distributions. Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Non-Investment-Grade Bond. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

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

                                                     [SHIP LOGO VANGUARD/(R)/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable
Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962















(C) 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

P064USA 052009

                                                     [SHIP LOGO VANGUARD/(R)/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable
Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962















(C) 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

                                                       [SHIP LOGO VANGUARD/(R)/]

                                                            MONUMENTAL LIFE
                                                           INSURANCE COMPANY







                                                                     P064 052009

                                                       [SHIP LOGO VANGUARD/(R)/]

                                                     TRANSAMERICA FINANCIAL LIFE
                                                           INSURANCE COMPANY









                                                                   P064NY 052009

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

>  Prospectus

April 29, 2009


                                                        [SHIP LOGO  VANGUARD(R)]









This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
Portfolio Profile          1         Financial Highlights                 7
-------------------------------------------------------------------------------
More on the Portfolio      3         General Information                  8
-------------------------------------------------------------------------------
 The Portfolio and         5         Glossary of Investment Terms         9
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor        6
-------------------------------------------------------------------------------
 Taxes                     6
-------------------------------------------------------------------------------
 Share Price               6
-------------------------------------------------------------------------------




Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.


Primary Investment Policies

The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


Primary Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on
short-term  interest   rates--which  can  fluctuate   significantly  over  short
periods--income risk is expected to be high.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

.. Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
---------------------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                         1999       5.18%
                         2000       6.47
                         2001       4.35
                         2002       1.73
                         2003       1.01
                         2004       1.26
                         2005       3.17
                         2006       5.03
                         2007       5.25
                         2008       2.83
---------------------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).

2


Average Annual Total Returns for Periods Ended December 31, 2008
                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
Money Market Portfolio                           2.83%     3.50%     3.61%
----------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index       1.80%     3.10%     3.30%
(reflects no deduction for fees or expenses)
----------------------------------------------------------------------------



If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.

A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees And Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses                        0.16%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                     None
-------------------------------------------------------------------------------
Other Expenses                             0.06%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/         0.22%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets, which include expenses related to the Portfolio's participation in the Treasury Money
 Market Guarantee Program.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$23            $71            $124           $280
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.


Market Exposure
The Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
 Plain Talk About Money Market Instruments

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------




FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

Security Selection
The Vanguard Group, Inc. (Vanguard), advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

4

--------------------------------------------------------------------------------
 Plain Talk About U.S. Government Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a
 GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




FLAG LOGO
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.

FLAG LOGO
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.


More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 Plain Talk About Repurchase Agreements

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

FLAG LOGO
The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are types of derivatives.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold), or a market index (such as the S&P
 500 Index).
--------------------------------------------------------------------------------



The Portfolio may invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Vanguard anticipates that investors will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund's prospectus.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.


THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

6

INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. John C. Lanius, Portfolio Manager for Vanguard. He has been with Vanguard since 1996; has worked in investment management since 1997; has managed investment portfolios and co-managed the Money Market Portfolio since 2004; and has managed the Money Market Portfolio since 2006. Education B.A. Middlebury College.

The Vanguard Variable Insurance Fund's Statement of Additional Information provides information about the Portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

The instruments held by the Portfolio are valued on the basis of amortized cost. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the Shares.

Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.028 per share from investment income (interest). Shareholders received $0.028 per share in the form of dividend distributions.

 The earnings ($0.028 per share) minus the distributions ($0.028 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 2.83% for the year.

 As of December 31, 2008, the Portfolio had approximately $2.1 billion in net assets. For the year, its expense ratio was 0.16% ($1.60 per $1,000 of net assets), and its net investment income amounted to 2.78% of its net assets.
--------------------------------------------------------------------------------


Money Market Portfolio
                                                                                         Year Ended December 31,
                                                        ---------------------------------------------------------------
                                                          2008         2007         2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                             2.83%        5.25%        5.03%       3.17%       1.26%

-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $2,107       $1,736       $1,310        $939        $840
-----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.15%        0.15%       0.15%       0.15%
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     2.78%        5.12%        4.96%       3.14%       1.26%
-----------------------------------------------------------------------------------------------------------------------



8

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.



















Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and interest in other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable
Insurance Fund Money Market Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-952-3335

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
P064A 042009

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights            9
---------------------------------------------------------------------------
More on the Portfolio           4       General Information            11
---------------------------------------------------------------------------
 The Portfolio and Vanguard     7       Glossary of Investment Terms   12
---------------------------------------------------------------------------
 Investment Advisor             7
---------------------------------------------------------------------------
 Taxes                          8
---------------------------------------------------------------------------
 Share Price                    8
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.


Primary Investment Policies
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


Primary Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests only in securities that are considered to be of high quality.

.. Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

2

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                       1999         5.18%
                       2000         6.47
                       2001         4.35
                       2002         1.73
                       2003         1.01
                       2004         1.26
                       2005         3.17
                       2006         5.03
                       2007         5.25
                       2008         2.83
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.22% (quarter ended March 31, 2004).


Average Annual Total Returns for Periods Ended December 31, 2008
                                               1 Year   5 Years    10 Years
----------------------------------------------------------------------------
Money Market Portfolio                           2.83%     3.50%     3.61%
----------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index       1.80%     3.10%     3.30%
(reflects no deduction for fees or expenses)
----------------------------------------------------------------------------



If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 800-522-5555.


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses                        0.16%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                     None
-------------------------------------------------------------------------------
Other Expenses                             0.06%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/         0.22%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets, which include expenses related to the Portfolio's participation in the Treasury Money
 Market Guarantee Program.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$23            $71            $124           $280
------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interests of shareholders without a shareholder vote, unless those policies are designated as fundamental.


Market Exposure
The Portfolio's primary policy is to invest in very high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

--------------------------------------------------------------------------------
 Plain Talk About Money Market Instruments

 The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.


Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Portfolio, selects high-quality money market instruments. The Portfolio invests in commercial paper, U.S. Treasury and agency securities, certificates of deposit, banker's acceptances, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. In addition, the Portfolio invests in securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

--------------------------------------------------------------------------------
 Plain Talk About U.S. Government Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a
 GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests in securities that are considered to be of high quality.


FLAG LOGO
The Portfolio is subject to industry concentration risk, which is the chance that the Portfolio's performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Portfolio's assets will be invested in instruments issued by financial services companies, such as banks, insurance companies, real estate-related companies, securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and

6

credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

--------------------------------------------------------------------------------
 Plain Talk About Repurchase Agreements

 Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------


In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell in the ordinary course of business.

FLAG LOGO
The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are types of derivatives.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold), or a market index (such as the S&P
 500 Index).
--------------------------------------------------------------------------------



The Portfolio may invest, to a limited extent, in adjustable-rate securities, which are types of derivatives. An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing
Vanguard anticipates that investors will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund's prospectus.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.


THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

8

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. John C. Lanius, Portfolio Manager for Vanguard. He has been with Vanguard since 1996; has worked in investment management since 1997; has managed investment portfolios and co-managed the Money Market Portfolio since 2004; and has managed the Money Market Portfolio since 2006. Education B.A. Middlebury College.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

The instruments held by the Portfolio are valued on the basis of amortized cost. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the Shares.

Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.028 per share from investment income (interest). Shareholders received $0.028 per share in the form of dividend distributions.

 The earnings ($0.028 per share) minus the distributions ($0.028 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 2.83% for the year.

 As of December 31, 2008, the Portfolio had approximately $2.1 billion in net assets. For the year, its expense ratio was 0.16% ($1.60 per $1,000 of net assets), and its net investment income amounted to 2.78% of its net assets.
--------------------------------------------------------------------------------


Money Market Portfolio
                                                                                         Year Ended December 31,
                                                        ---------------------------------------------------------------
                                                          2008         2007         2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .028         .051         .049        .031        .012
-----------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.028)       (.051)       (.049)      (.031)      (.012)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00        $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                             2.83%        5.25%        5.03%       3.17%       1.26%

-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $2,107       $1,736       $1,310        $939        $840
-----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.15%        0.15%       0.15%       0.15%
-----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     2.78%        5.12%        4.96%       3.14%       1.26%
-----------------------------------------------------------------------------------------------------------------------



GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.



Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

12


GLOSSARY OF INVESTMENT TERMS


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and interest in other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P064SA 042009

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights           13
---------------------------------------------------------------------------
More on the Portfolio           4       General Information            16
---------------------------------------------------------------------------
 The Portfolio and Vanguard    11       Glossary of Investment Terms   18
---------------------------------------------------------------------------
 Investment Advisor            11
---------------------------------------------------------------------------
 Taxes                         12
---------------------------------------------------------------------------
 Share Price                   12
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Short-Term Investment-Grade Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Short-Term Investment-Grade Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


Primary Risks
The Portfolio is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Portfolio's performance could be hurt by:

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Portfolio invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Portfolio because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

2

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      2000         8.17%
                      2001         7.85
                      2002         6.25
                      2003         3.55
                      2004         2.07
                      2005         2.34
                      2006         4.92
                      2007         5.93
                      2008        -3.45
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.98% (quarter ended September 30, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                Since Inception/1/
                                 1 Year           5 Years
----------------------------------------------------------------------------------
Short-Term
Investment-Grade                 -3.45%             2.31%                  3.97%
Portfolio
----------------------------------------------------------------------------------
Barclays Capital U.S.
1-5 Year Credit Bond
Index/2/
(reflects no deduction           -1.13%             2.66%                  4.82%
for fees or expenses)
----------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the
 Portfolio--through December 31, 2008.
2 Effective September 20, 2008, Lehman Brothers indexes were rebranded to
 Barclays Capital indexes.


A Note on Fees

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.



Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses                        0.17%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                     None
-------------------------------------------------------------------------------
Other Expenses                             0.05%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/         0.22%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$23           $71          $124         $280
------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in bonds. As a result, it is subject to certain risks.

--------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a high level of income risk.


FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a low level of interest rate risk.


FLAG LOGO
The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Credit risk should be low for the Portfolio because it invests mainly in fixed-income securities with high credit-quality ratings.

The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds.

6

FLAG LOGO
The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Portfolio because it invests mainly in securities that are not callable.

The Portfolio may enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.


Security Selection
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Portfolio may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade bonds and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated fixed income securities are those that are not rated by any independent rating agency.

To a limited extent, the Portfolio is exposed to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained below.

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks

(FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. governmental agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a
 GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------



.. State and municipal bonds represent loans by an investor to a state or municipal government, or one of its agencies or instrumentalities.

.. Mortgage dollar rolls are transactions in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheavel, financial troubles, or natural disasters--will adversely affect the value of

8

securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bond holders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Portfolio's board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.


Other Investment Policies and Risks
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Portfolio as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used for the Portfolio only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; to adjust sensitivity to changes in interest rates; to adjust the overall credit risk of the portfolio; or to actively overweight or underweight credit risk to specific bond issuers.

Vanguard may invest a small portion of the Portfolio's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also

10

may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has

12

been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has direct oversight responsibility for all taxable bond funds managed by the Fixed Income Group. He has managed investment portfolios since 1982 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has worked in investment management since 1994; and has managed investment portfolios, including the Portfolio, since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $10.77 per share. During the year, the Portfolio earned $0.48 per share from investment income (interest and dividends). There was a decline of $0.83 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $0.35 per share from investment operations.

 Shareholders received $0.47 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $9.95, reflecting losses of $0.35 per share and distributions of $0.47 per share. This was a decrease of $0.82 per share (from $10.77 at the beginning of the year to $9.95 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -3.45% for the year.

 As of December 31, 2008, the Portfolio had approximately $454 million in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets), and its net investment income amounted to 4.62% of its average net assets. The Portfolio sold and replaced securities valued at 50% of its net assets.
--------------------------------------------------------------------------------

Short-Term Investment-Grade Portfolio
                                                                                           Year Ended December 31,
                                                        -----------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.77       $10.63       $10.52       $10.62       $10.74
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .480         .520/1/      .470         .380         .330
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (.830)        .090         .030        (.140)       (.110)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.350)        .610         .500         .240         .220
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.470)       (.470)       (.390)       (.340)       (.340)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.470)       (.470)       (.390)       (.340)       (.340)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $9.95       $10.77       $10.63       $10.52       $10.62
-------------------------------------------------------------------------------------------------------------------------
Total Return                                            -3.45%        5.93%        4.92%        2.34%        2.07%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $454         $464         $401         $373         $394
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.15%        0.15%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.62%        4.92%        4.55%        3.58%        3.16%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    50%          59%          48%          35%          49%
-------------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

16

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings















CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

18

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered "investment-grade." Other debt securities may be considered by an advisor to be investment-grade.

Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R) /   www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P144SA 042009

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          13
---------------------------------------------------------------------------
More on the Portfolio           4       General Information           15
---------------------------------------------------------------------------
 The Portfolio and Vanguard    10       Glossary of Investment Terms  17
---------------------------------------------------------------------------
 Investment Advisor            11
---------------------------------------------------------------------------
 Taxes                         11
---------------------------------------------------------------------------
 Share Price                   12
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Bond Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to track the performance of a broad, market-weighted bond index.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are issued by the U.S.Treasury or are of investment-grade quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

.. Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Portfolio should be low.

2

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                       1999       -0.80%
                       2000       11.28
                       2001        8.30
                       2002        8.31
                       2003        4.02
                       2004        4.20
                       2005        2.40
                       2006        4.40
                       2007        6.89
                       2008        5.23
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.56% (quarter ended June 30, 2004).




Average Annual Total Returns for Periods Ended December 31, 2008
                                     1 Year         5 Years           10 Years
-------------------------------------------------------------------------------
Total Bond Market Index                5.23%           4.61%            5.37%
Portfolio
-------------------------------------------------------------------------------
Barclays Capital U.S.
Aggregate Bond Index /1/
(reflects no deduction for             5.24%           4.65%            5.63%
fees or expenses)
-------------------------------------------------------------------------------
1 Effective September 20, 2008, Lehman Brothers indexes were rebranded to
 Barclays Capital indexes.



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio may charge a 0.18% transaction fee on purchases of more than $30 million by a single investor. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                 0.17%
-----------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fees                                                             None
-----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                      0.05%
-----------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                                  0.22%
-----------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.




The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$23            $71            $124           $280
------------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio's policy of investing at least 80% of its assets in bonds in its target index may be changed only upon 60 days' notice to shareholders.


Market Exposure
The Portfolio invests in public, investment-grade, taxable, fixed income, mortgage-backed, and asset-backed securities.

-------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
-------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.


FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall, because the Portfolio then must invest in lower-yielding bonds.


In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.


FLAG LOGO
The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

6

Credit risk should be low for the Portfolio because it invests mainly in fixed income securities with high credit-quality ratings.


Security Selection
Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Total Bond Market Index Portfolio uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Portfolio selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Because the Portfolio does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

The Barclays Capital U.S. Aggregate Bond Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international-dollar denominated bonds, as well as mortgage-backed securities and asset-back securities--all with maturities of more than 1 year. As of December 31, 2008, the Portfolio was composed of the following types of bonds:


Type of Bond                  Portion of Portfolio's Market Value
-------------------------------------------------------------------
Asset-backed/Mortgage-backed                  45.1%
-------------------------------------------------------------------
U.S. Government/Agency                        33.9
-------------------------------------------------------------------
Corporate                                     17.7
-------------------------------------------------------------------
Other                                          3.3
-------------------------------------------------------------------


Up to 20% of the Portfolio's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Portfolio may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed.

The Portfolio may invest a portion of its assets in callable bonds.

FLAG LOGO
The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Portfolio.

The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage-backed securities issued by other government agencies or private corporations are not.

The Portfolio may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

--------------------------------------------------------------------------------
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a
 GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------



Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of

8

securities issued by foreign countries. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

The Portfolio may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Vanguard may invest a small portion of the Portfolio's assets in shares of bond exchange-traded funds (ETFs). Bond index futures and bond ETFs provide returns similar to those of the bonds listed in the target index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Portfolio will use futures only for the purpose of tracking its target index.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

Cash Management

The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another.

10

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that "dealer markups" and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.


George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The managers primarily responsible for the day-to-day management of the Portfolio are:

.. Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has co-managed the Total Bond Market Index Portfolio since 2008. Education: B.S., University of Illinois; M.B.A., University of Chicago.

.. William D. Baird, Portfolio Manager for Vanguard. He has worked in investment management since 1988; has managed investment portfolios since 1993; and has co-managed the Total Bond Market Index Portfolio since joining Vanguard in 2008.
Education: B.A., Rutgers College; M.B.A., Stern School of Business.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

12

SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the Shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $11.54 per share. During the year, the Portfolio earned $0.543 per share from investment income (interest) and $0.037 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

 Shareholders received $0.50 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.62, reflecting earnings of $0.58 per share and distributions of $0.50 per share. This was an increase of $0.08 per share (from $11.54 at the beginning of the year to $11.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 5.23% for the year.


 As of December 31, 2008, the Portfolio had approximately $1.5 billion in net assets. For the year, its expense ratio was 0.16% ($1.60 per $1,000 of net assets), and its net investment income amounted to 4.80% of its average net assets. The Portfolio sold and replaced securities valued at 57% of its net assets.
--------------------------------------------------------------------------------

14

Total Bond Market Index Portfolio
                                                                                           Year Ended December 31,
                                                 -----------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.54       $11.23       $11.21       $11.48       $11.63
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .543/1/      .560/1/      .540/1/      .500/1/      .490
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    .037         .190        (.070)       (.240)       (.010)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .580         .750         .470         .260         .480
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.500)       (.440)       (.450)       (.450)       (.610)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --           --           --        (.080)       (.020)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.500)       (.440)       (.450)       (.530)       (.630)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.62       $11.54       $11.23       $11.21       $11.48
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             5.23%        6.89%        4.40%        2.40%        4.20%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                    $1,501       $1,300       $1,021         $774         $635
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.16%        0.16%        0.16%        0.16%        0.17%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     4.80%        5.04%        4.92%        4.49%        4.38%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    57%          56%          64%          64%          73%
-------------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

16

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.























CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

18


International Dollar-Denominated Bond. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered "investment-grade." Other debt securities may be considered by an advisor to be investment-grade.


Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P067SA 042009

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          12
---------------------------------------------------------------------------
More on the Portfolio           4       General Information           14
---------------------------------------------------------------------------
 The Portfolio and Vanguard     9       Glossary of Investment Terms  16
---------------------------------------------------------------------------
 Investment Advisor            10
---------------------------------------------------------------------------
 Taxes                         11
---------------------------------------------------------------------------
 Share Price                   11
---------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The High Yield Bond Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide a high level of current income.


Primary Investment Strategies

The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit- quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders.

The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody's; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's high-yield bonds and loans have mostly short- and intermediate-term maturities.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Portfolio's performance could be hurt by:

.. Credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Portfolio because it invests mainly in bonds and loans with medium- and lower-range credit-quality ratings.

.. Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Portfolio's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond and loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a security during periods of infrequent trading of the security, it may not receive full value for the security.

.. Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

2

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio before you purchase shares.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                       1999        2.89%
                       2000       -2.06
                       2001        3.25
                       2002        1.54
                       2003       16.87
                       2004        8.53
                       2005        2.75
                       2006        8.27
                       2007        1.95
                       2008      -21.95
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -14.60% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                           1 Year      5 Years        10 Years
-------------------------------------------------------------------------------
High Yield Bond Portfolio                  -21.95%       -0.80%         1.72%
-------------------------------------------------------------------------------
Barclays Capital U.S. Corporate
High-Yield Bond Index /1/
(reflects no deduction for fees or         -26.16%       -0.80%         2.17%
expenses)
-------------------------------------------------------------------------------
1 Effective September 20, 2008, Lehman Brothers indexes were rebranded to
 Barclays Capital indexes.



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-----------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                 0.25%
-----------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fees                                                             None
-----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                      0.06%
-----------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses/1/                                                  0.31%
-----------------------------------------------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years      5 Years      10 Years
------------------------------------------------------
$32           $100         $174         $393
------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. The Portfolio also invests in fixed and floating rate loans. As a result of this strategy, the Portfolio is subject to certain risks.

--------------------------------------------------------------------------------
 Plain Talk About High-Yield Bonds

 High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have short- and intermediate-term average maturities.


FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.

In general, income risk is higher for short-term bond portfolios and lower for long-term bond portfolios. Accordingly, the Portfolio should have a moderate level of income risk.

The Portfolio is subject to prepayment risk, which is the chance that during periods of falling interest rates, issuers of loans may prepay the loan principal before its maturity date. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income.


Security Selection

FLAG LOGO
Because of its investment in junk bonds, the Portfolio is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Credit risk is expected to be high for the Portfolio because it invests mainly in bonds with medium- and lower-range credit-quality ratings.

The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating from any other independent bond-rating agency. These are commonly referred to as investment-grade securities.

6

The Portfolio will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating from any other independent bond-rating agency. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.

The Portfolio's advisor selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.


FLAG LOGO
 The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

As of December 31, 2008, the Portfolio's holdings had the following credit-quality characteristics:


Credit Quality      Percentage of Portfolio's Net Assets
----------------------------------------------------------
Aaa/AAA             2.4%
----------------------------------------------------------
Baa/BBB             7.8
----------------------------------------------------------
Ba/BB               36.3
----------------------------------------------------------
B                   42.2
----------------------------------------------------------
Below B/Other       11.3
----------------------------------------------------------


Bonds rated less than Baa by Moody's or the equivalent by another firm, such as those held by the Portfolio, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.

To minimize credit risk, the Portfolio normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of December 31, 2008, the Portfolio held the bonds of 136 corporate issuers. This diversification should lessen the negative impact to the Portfolio of a particular bond issuer's failure to pay either principal or interest.


FLAG LOGO
The Portfolio is subject to liquidity risk, which is the chance that the Portfolio could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Portfolio needs to sell a security during periods of infrequent trading of the security, it may not receive full value for the security.

The Portfolio may also enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.

Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).


Other Investment Policies and Risks
The Portfolio may invest in bonds issued by foreign governments and companies, so long as the securities are denominated in U.S. dollars. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


FLAG LOGO
The Portfolio may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Portfolio's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor: to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; to add value when these instruments are attractively priced; or to adjust sensitivity to changes in interest rates. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

8

Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

10

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management is a Massachusetts limited liability partnership and investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Wellington Management's advisory fee is based on certain annual percentage rates applied to the Portfolio's average daily net assets during the most recent fiscal quarter.

For the fiscal year ended December 31, 2008, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio's average net assets.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory agreement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed fixed income portfolios for Wellington Management since 1997 and has managed the Portfolio since 2008. Education: A.B., Harvard College.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

The Portfolio began fiscal year 2008 with a net asset value (price) of $8.21 per share. During the year, the Portfolio earned $0.58 per share from investment income (interest and dividends). There was a decline of $2.26 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $1.68 per share from investment operations.

 Shareholders received $0.62 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $5.91, reflecting losses of $1.68 per share and distributions of $0.62 per share. This was a decrease of $2.30 per share (from $8.21 at the beginning of the year to $5.91 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -21.95% for the year.

 As of December 31, 2008, the Portfolio had approximately $197 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets), and its net investment income amounted to 8.23% of its average net assets. The Portfolio sold and replaced securities valued at 22% of its net assets.
--------------------------------------------------------------------------------

High Yield Bond Portfolio
                                                                                        Year Ended December 31,
                                                        --------------------------------------------------------------
                                                           2008        2007        2006        2005        2004
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $8.21       $8.63       $8.59       $9.02       $8.95
----------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .580        .620        .580        .600/1/     .680
----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (2.260)      (.450)       .090       (.370)       .040
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (1.680)       .170        .670        .230        .720
----------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.620)      (.590)      (.630)      (.660)      (.650)
----------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                    --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.620)      (.590)      (.630)      (.660)      (.650)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $5.91       $8.21       $8.63       $8.59       $9.02
----------------------------------------------------------------------------------------------------------------------
Total Return                                            -21.95%       1.95%       8.27%       2.75%       8.53%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $197        $253        $260        $247        $275
----------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.24%       0.24%       0.24%       0.24%       0.24%
----------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                 8.23%       7.28%       7.12%       6.97%       7.22%
Net Assets
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     22%         28%         47%         46%         57%
----------------------------------------------------------------------------------------------------------------------

1 Calculated based on average shares outstanding.

14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by that Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.




















CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

16

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. it does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered "investment-grade." Other debt securities may be considered by an advisor to be investment-grade.

Non-Investment-Grade Bond. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P146SA 042009

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          13
---------------------------------------------------------------------------
More on the Portfolio           4       General Information           16
---------------------------------------------------------------------------
 The Portfolio and Vanguard    10       Glossary of Investment Terms  18
---------------------------------------------------------------------------
 Investment Advisor            11
---------------------------------------------------------------------------
 Taxes                         12
---------------------------------------------------------------------------
 Share Price                   12
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Balanced Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation and reasonable current income.


Primary Investment Strategies
The Portfolio invests 60% to 70% of its assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.


Primary risks
The Portfolio is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio's bond and short-term investment holdings may counteract some of the volatility experienced by the Portfolio's stock holdings.

.. With approximately 60% to 70% of its assets allocated to stocks, the Portfolio is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. With approximately 30% to 40% of its assets allocated to bonds, the Portfolio is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Portfolio's income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk.

.. The Portfolio is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

2

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                     1999         4.32%
                     2000        10.36
                     2001         4.43
                     2002        -6.72
                     2003        20.45
                     2004        11.29
                     2005         6.83
                     2006        14.96
                     2007         8.36
                     2008       -22.57
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.56% (quarter ended June 30, 2003), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                          1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                                        -22.57%                   2.78%               4.47%
--------------------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                                -37.00%                  -2.19%               -1.38%
--------------------------------------------------------------------------------------------------------------------------------
Composite Stock/Bond Index /1/                                             -25.58                   -0.16                 0.97
--------------------------------------------------------------------------------------------------------------------------------
1 Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500
  Index. The bond component, which is weighted 35%, was based on the Lehman Brothers U.S. Long Credit AA or Better Bond Index
  through March 31, 2000, and on the Lehman Brothers U.S. Credit A or Better Bond Index thereafter. Effective September 20, 2008,
  Lehman Brothers indexes were rebranded to Barclays Capital indexes.



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
Management Expenses              0.25%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.04%
-------------------------------------------------------------------------------
Total Annual Operating           0.29%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$30           $93        $163       $368
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

--------------------------------------------------------------------------------
 Plain Talk About Balanced Funds

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------



Market Exposure

Stocks
The Portfolio invests 60% to 70% of its assets in common stocks.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4        3.1
--------------------------------------------------------
Average             11.6     10.3      10.9       11.3
--------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Bonds
The Portfolio invests 30% to 40% of its assets in bonds.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



FLAG LOGO
The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.


FLAG LOGO
The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest in lower-yielding bonds.


Security Selection
The Portfolio invests in both stocks and bonds. Roughly 60% to 70% of the Portfolio's assets are invested in stocks and the remaining 30% to 40% are invested in bonds. The stock portion of the Portfolio is subject to stock market risk and investment style risk, while the bond portion of the Portfolio is subject to interest rate risk, income risk, call risk, and credit risk; both portions of the Portfolio are subject to manager risk. The Portfolio's bond holdings help to reduce--but not eliminate--some of the stock market volatility experienced by the Portfolio. Likewise, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a Portfolio made up entirely of bonds. The Portfolio's balanced holdings, in the long run, should result in less investment risk--and a lower investment return--than those of a portfolio investing exclusively in common stocks.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

6

For the stock portion of the Portfolio, the advisor uses extensive research to find what it considers to be undervalued stocks of established, medium-size and large companies. The advisor considers a stock to be undervalued if company earnings or potential earnings are not fully reflected in the stock's share price. The advisor's goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than that generally provided by stocks in the overall market. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2008, was $40.6 billion.

For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a reasonable level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities.The advisor does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio's bond holdings as of December 31, 2008, was
5.8 years.

--------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------


A breakdown of the Portfolio's bond holdings (which amounted to 35.6% of the Portfolio's net assets), as of December 31, 2008, follows:


Type of Bond                         Percentage of Portfolio's Bond Holdings
------------------------------------------------------------------------------
Corporate                              85.9%
------------------------------------------------------------------------------
Asset-Backed and Mortgage-Backed        3.2
------------------------------------------------------------------------------
U.S. Treasury and Government Agency     2.9
------------------------------------------------------------------------------
Foreign/Other                           8.0
------------------------------------------------------------------------------



The advisor purchases bonds of investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the advisor's opinion. As of December 31, 2008, the dollar-weighted average credit quality of bonds held by the Portfolio was A1, as rated by Moody's.


FLAG LOGO
The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A portfolio may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


FLAG LOGO
The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds. Call/ prepayment risk should be low for the Portfolio.

Although the mix of stocks and bonds varies from time to time, depending on the advisor's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio's holdings under normal circumstances.


Other Investment Policies and Risks
The Portfolio may invest up to 25% of its assets in foreign securities. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio will also invest, to a limited extent, in U.S. dollar-denominated foreign bonds, which are subject to country risk.

The Portfolio may also invest in securities that are convertible to common stocks, as well as invest modestly in collateralized mortgage obligations
(CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, issued by private companies that carry high-quality investment-grade ratings.

The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

8

The Portfolio may invest a portion of its total assets in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

10

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, dealer markups, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management is a Massachusetts limited liability partnership and investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Wellington Management's advisory fee is based on certain annual percentage rates applied to the Portfolio's average daily net assets during the most recent fiscal quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of a Composite Stock/Bond Index over a trailing 36-month period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Barclays Capital U.S. Credit A or Better Bond Index.

For the fiscal year ended December 31, 2008, the advisory fees paid to Wellington Management represented an effective annual rate of 0.07% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory agreement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Portfolio are:

.. John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979; has been with Wellington management since 1983; and has managed the bond portion of the Balanced Portfolio since 2003. Education: B.A., Tufts University.

.. Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management and has assisted in the management of the Balanced Portfolio since 2000; and has managed the stock portion of the Balanced Portfolio since 2003. Education: B.A., Williams College; M.B.A., Harvard Business School.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

12

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio may use fair-value pricing with respect to its fixed income securities on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

14

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $20.76 per share. During the year, the Portfolio earned $0.66 per share from investment income (interest and dividends). There was a decline of $5.06 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $4.40 per share from investment operations.

 Shareholders received $1.51 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $14.85, reflecting losses of $4.40 per share and distributions of $1.51 per share. This was a decrease of $5.91 per share (from $20.76 at the beginning of the year to $14.85 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -22.57% for the year.

 As of December 31, 2008, the Portfolio had approximately $1.1 billion in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets), and its net investment income amounted to 3.54% of its average net assets. The Portfolio sold and replaced securities valued at 31% of its net assets.
--------------------------------------------------------------------------------

Balanced Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $20.76         $20.62         $19.04         $18.62         $17.16
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .660           .640           .580           .530/1/        .493
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (5.060)          .980          2.140           .690          1.402
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (4.400)         1.620          2.720          1.220          1.895
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.640)         (.590)         (.510)         (.490)         (.435)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   (.870)         (.890)         (.630)         (.310)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.510)         (1.480)       (1.140)         (.800)         (.435)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $14.85         $20.76         $20.62         $19.04         $18.62
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -22.57%          8.36%         14.96%          6.83%         11.29%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $1,108         $1,547         $1,404         $1,197         $1,035
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.25%          0.24%          0.25%          0.25%          0.26%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        3.54%          3.21%          3.10%          2.89%          2.99%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       31%            21%            29%            21%            22%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%,0.01%, 0.01%, and 0.01%.


16

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.















CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

18

GLOSSARY OF INVESTMENT TERMS


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest categories are considered "investment-grade." Other debt securities may be considered by an advisor to be investment-grade.

Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R) /> www.vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P069SA 042009

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Contents
---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights          12
---------------------------------------------------------------------------
More on the Portfolio           3       General Information           14
---------------------------------------------------------------------------
 The Portfolio and Vanguard     8       Glossary of Investment Terms  16
---------------------------------------------------------------------------
 Investment Advisors            9
---------------------------------------------------------------------------
 Taxes                         11
---------------------------------------------------------------------------
 Share Price                   11
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Income Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid- or large-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      1999           -2.51%
                      2000           11.37
                      2001           -3.51
                      2002          -13.76
                      2003           24.44
                      2004           13.32
                      2005            4.14
                      2006           20.70
                      2007            4.53
                      2008          -30.91
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 14.42% (quarter ended December 31, 2003), and the lowest return for a quarter was -17.99% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                         1 Year                   5 Years                     10 Years
-------------------------------------------------------------------------------------------------------
Equity Income                            -30.91%                    0.57%                       1.46%
Portfolio
-------------------------------------------------------------------------------------------------------
Comparative Benchmarks
(reflects no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------------
Russell 1000 Value                       -36.85%                    -0.79%                      1.36%
Index
-------------------------------------------------------------------------------------------------------
Spliced Equity Income                    -32.32                      0.88                       2.21
Index/1/
-------------------------------------------------------------------------------------------------------
FTSE High Dividend                       -32.32                     -0.32                         --
Yield Index
-------------------------------------------------------------------------------------------------------
Average Equity Income                    -33.77                     -0.53                       0.67
Fund/2/
-------------------------------------------------------------------------------------------------------
1 The Portfolio adopted the FTSE High Dividend Yield Index as its comparative index on August 1,
 2007. Reflects performance of the Russell 1000 Value Index through July 31, 2007, and performance of the FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.




A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
Expenses deducted from the Portfolio's assets)

Management Expenses                     0.32%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                  None
-------------------------------------------------------------------------------
Other Expenses                          0.04%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/      0.36%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years      10 Years
----------------------------------------------------
$37           $116       $202         $456
----------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

4

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4        3.1
--------------------------------------------------------
Average             11.6     10.3      10.9       11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $43.5 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Income Portfolio generally fits into the large-cap value category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from mid- or large-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average dividends. At the time of purchase by the Portfolio, a stock can be out of favor with the investment community. Stocks purchased by the Portfolio are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation.

The Portfolio uses multiple investment advisors. Each investment advisor independently selects and maintains a selections of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it believes it is no longer as attractive as an alternative investment. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor's opinion, have the potential for long-term capital appreciation.

Wellington Management Company, LLP (Wellington Management), which manages approximately 60% of the Portfolio's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

The Vanguard Group Inc. (Vanguard), which manages approximately 40% of the Portfolio's assets, constructs a diversified portfolio of dividend-yielding stocks based on its assessment of the relative return potential of the underlying securities. The advisor selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their industry peers. Vanguard implements its stock selection process through the use of quantitative models to evaluate all of the securities in the benchmark, while maintaining a risk profile similar to that of the FTSE High Dividend Yield Index.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. For more details, see Other Investment Policies and Risks.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

6

Other Investment Policies and Risks
The Portfolio may invest up to 25% of its assets in foreign securities. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Portfolio may invest, to a limited extent, in stock index futures, which are types of derivatives. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.

Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..  Each   Vanguard   fund   reserves   the   right  to   reject   any   purchase
request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

8

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, and the Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio.

Wellington Management is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefits plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Vanguard, which began operations in 1975, serves as advisor to the Portfolio through its Quantitative Equity Group. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

The Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. The advisor receives a base fee that is based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to the advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Wellington Management's portion of the Portfolio is compared with that of the FTSE High Dividend Yield Index over a trailing 36-month period. Please note that over time, changes in the advisor's relative performance may result in changes in the performance-based fees paid by the Portfolio, which in turn would result in an increase or decrease in the expenses borne by Portfolio shareholders.

Vanguard provides services to the Portfolio on an at-cost basis. Vanguard's performance is evaluated against the FTSE High Dividend Yield Index.

For the fiscal year ended December 31, 2008, the aggregate advisory fees and expenses paid by the Portfolio represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based increase of 0.01%.

10

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. As the Portfolio's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Joel M. Dickson, Ph.D., Principal of Vanguard and head of Active Quantitative Equity Management. He has direct oversight responsibility for all active quantitative equity funds managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

The managers primarily responsible for the day-to-day management of the Portfolio are:

.. W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has managed a portion of the Portfolio since 2007. Education: B.S. and M.B.A., University of Wisconsin.

.. James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed investment portfolios, including a portion of the Portfolio, since 2003. Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $19.79 per share. During the year, the Portfolio earned $0.59 per share from investment income (interest and dividends). There was a decline of $6.19 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $5.60 per share from investment operations.

 Shareholders received $2.11 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $12.08, reflecting losses of $5.60 per share and distributions of $2.11 per share. This was a decrease of $7.71 per share (from $19.79 at the beginning of the year to $12.08 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -30.91% for the year.

 As of December 31, 2008, the Portfolio had approximately $381 million in net assets. For the year, its expense ratio was 0.29% ($2.90 per $1,000 of net assets), and its net investment income amounted to 3.65% of its average net assets. The Portfolio sold and replaced securities valued at 60% of its net assets.
--------------------------------------------------------------------------------

Equity Income Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007          2006            2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $19.79         $20.81         $18.60         $19.45         $20.00
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .590           .570           .540           .510           .490
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (6.190)          .320          3.100           .220          1.800
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.600)          .890          3.640           .730          2.290
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.600)         (.520)         (.540)         (.480)         (.470)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.510)        (1.390)         (.890)        (1.100)        (2.370)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (2.110)        (1.910)        (1.430)        (1.580)        (2.840)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.08         $19.79         $20.81         $18.60         $19.45
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -30.91%          4.53%         20.70%          4.14%         13.32%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $381           $601           $601           $483           $439
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/1/            0.29%          0.29%          0.28%          0.28%          0.26%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        3.65%          2.79%          2.90%          2.91%          2.78%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       60%            61%            28%            26%            29%
-------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.01%), (0.01%), and 0.00%.


14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.



















CFA/(R)/ is a trademark owned by CFA Institute. Vanguard Variable Insurance Fund Equity Income Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE High Dividend Yield Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. "FTSE/(R)/" is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

16

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962





(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P008SA 042009

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

---------------------------------------------------------------------------
Portfolio Profile               1       Financial Highlights           11
---------------------------------------------------------------------------
More on the Portfolio           4       General Information            13
---------------------------------------------------------------------------
 The Portfolio and Vanguard     8       Glossary of Investment Terms   15
---------------------------------------------------------------------------
 Investment Advisor             9
---------------------------------------------------------------------------
 Taxes                          9
---------------------------------------------------------------------------
 Share Price                   10
---------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Diversified Value Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation and income.


Primary Investment Strategies
The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio.The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      2000          26.03%
                      2001           0.76
                      2002         -14.24
                      2003          31.12
                      2004          20.46
                      2005           7.61
                      2006          18.88
                      2007           3.93
                      2008         -36.14
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 19.79% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.32% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                      Since Inception/1/
                                   1 Year             5 Years
---------------------------------------------------------------------------------------
Diversified Value
Portfolio                          -36.14%               0.45%                    2.44%
---------------------------------------------------------------------------------------
Russell 1000 Value Index           -36.85%              -0.79%                    1.47%
---------------------------------------------------------------------------------------
1 Since-inception returns are from February 8, 1999--the inception date of the
 Portfolio--through December 31, 2008.


A Note on Fees

As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees And Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses                     0.36%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                  None
-------------------------------------------------------------------------------
Other Expenses                          0.04%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/      0.40%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$41           $128       $224       $505
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4        3.1
--------------------------------------------------------
Average             11.6     10.3      10.9       11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $46.0 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Diversified Value Portfolio generally fits into the large-cap value category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-cap value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
The Portfolio invests mainly in common stocks of large- and mid-cap companies (although the advisor will occasionally select stocks with lower market capitalizations) that, in the advisor's opinion, are undervalued. The advisor uses traditional methods of stock selection--research and analysis--to identify undervalued securities. These stocks (called "value" stocks) often have above-average dividend yields. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value.

As of December 31, 2008, the Portfolio had invested 37.2% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

To keep the Portfolio well diversified, the advisor generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from that of the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

6

Other Investment Policies and Risks
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

8

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rate for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761, provides advisory services for the Portfolio. Barrow, Hanley, an investment advisory firm founded in 1979, managed approximately $45 billion in stock and bond portfolios as of December 31, 2008. Barrow, Hanley manages the Portfolio subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees.

Barrow, Hanley receives a base fee that is based on certain annual percentage rates applied to the Portfolio's average daily net assets during the most recent fiscal quarter. The fee paid to the advisor may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of the MSCI US Prime Market 750 Index over a trailing
36-month period.

For the fiscal year ended December 31, 2008, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory agreement, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. James P. Barrow, Founding Partner of Barrow, Hanley. He has managed investment portfolios since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South
Carolina.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


Taxes

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

10

SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $16.33 per share. During the year, the Portfolio earned $0.41 per share from investment income (interest and dividends). There was a decline of $5.96 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $5.55 per share from investment operations.

 Shareholders received $1.21 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $9.57, reflecting losses of $5.55 per share and distributions of $1.21 per share. This was a decrease of $6.76 per share (from $16.33 at the beginning of the year to $9.57 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -36.14% for the year.

 As of December 31, 2008, the Portfolio had approximately $594 million in net assets. For the year, its expense ratio was 0.37% ($3.70 per $1,000 of net assets), and its net investment income amounted to 3.05% of its average net assets. The Portfolio sold and replaced securities valued at 15% of its net assets.
--------------------------------------------------------------------------------

12

Diversified Value Portfolio
                                                                                                Year Ended December 31,
                                                   ---------------------------------------------------------------------------
                                                       2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $16.33         $16.53         $14.37         $13.55         $11.46
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                  .410           .360           .370/1/        .320/1/        .220
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)              (5.960)          .280          2.270           .700          2.090
on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (5.550)          .640          2.640          1.020          2.310
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                  (.390)         (.310)         (.290)         (.200)         (.220)
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains             (.820)         (.530)         (.190)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.210)         (.840)         (.480)         (.200)         (.220)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $9.57         $16.33         $16.53         $14.37         $13.55
------------------------------------------------------------------------------------------------------------------------------
Total Return                                        -36.14%          3.93%         18.88%          7.61%         20.46%

------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $594         $1,030           $926           $659           $420
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/      0.37%          0.40%          0.40%          0.41%          0.42%
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average             3.05%          2.24%          2.46%          2.29%          2.26%
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 15%            21%            25%            21%            15%
------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, 0.01%, and 0.02%.

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

14

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.













Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500
 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Diversified Value Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P145SA 042009

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           10
--------------------------------------------------------------------------
More on the Portfolio          4       General Information            12
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms   14
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                         9
--------------------------------------------------------------------------
 Share Price                   9
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Total Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard/ /Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.


Primary Risk
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past returns does not indicate how the Portfolio will perform in the future.

2


Annual Total Return
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      2004         12.55%
                      2005          6.13
                      2006         15.52
                      2007          5.16
                      2008        -37.28
------------------------------------------------------------



During the period shown in the bar chart, the highest return for a calendar quarter was 10.34% (quarter ended December 31, 2004), and the lowest return for a quarter was -22.75% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008


                                                                     1 Year                 5 Years           Since Inception/1/
Total Stock Market Index Portfolio                                   -37.28%                 -1.87%                        2.59%
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000                                              -37.34%                 -1.67%                        2.73%
Composite Index/2/
-----------------------------------------------------------------------------------------------------------------------------------
Spliced Total Market                                                  -37.36                 -1.81                         2.60
Index/3/
-----------------------------------------------------------------------------------------------------------------------------------
S&P Total Market Index                                                -37.36                    --                           --
-----------------------------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 8, 2003--the inception date of the Portfolio--through December 31, 2008.
2 Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones
  U.S. Total Stock Market Index.
3 Reflects the performance of the Dow Jones Wilshire 5000 Composite Index through June 17, 2005, and the S&P Total Market Index thereafter. The Portfolio adopted the S&P Total Market Index as its target index on June 18, 2005.


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses, along with the transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds, are reflected below in the line item for "Acquired Fund Fees and Expenses. "The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(expenses deducted from the Portfolio's assets)
Management Expenses                   None
-------------------------------------------------------------------------------
12b-1 Distribution Fee                None
-------------------------------------------------------------------------------
Other Expenses                        None
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses       0.16%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/    0.16%
-------------------------------------------------------------------------------
1 The Total Annual Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.



The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expense of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year       3 Years      5 Years      10 Years
----------------------------------------------------
$16          $52          $90          $205
----------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in the index funds that make up its target index. The Portfolio's 80% investment policy may be changed only upon 60 days' notice to shareholders.


Market Exposure
To achieve exposure to common stocks, the Portfolio invests in shares of other mutual funds.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years  20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4       3.1
--------------------------------------------------------
Average             11.6     10.3      10.9      11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $32.8 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.


Security Selection
The Total Stock Market Index Portfolio is a "fund of funds," which means that it achieves its objective by investing in other mutual funds rather than in individual securities. The trustees of the Portfolio allocate the Total Stock Market Index Portfolio's assets among the underlying funds. The trustees may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index, and Vanguard Extended Market Index Fund, which tracks the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. As of December 31, 2008, the Portfolio allocated approximately 82.5% of its assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and the remaining 17.5% of its assets to Vanguard Extended Market Index Fund.

The Portfolio is considered nondiversified because it invests in two underlying funds. However, the underlying funds in which the Portfolio invests are broadly diversified.

--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index

6

The two underlying funds in which the Portfolio invests may invest in foreign securities to the extent necessary to carry out their investment strategy of holding all, or substantially all, of the stocks that make up the indexes they track.

Vanguard may invest a small portion of the Portfolio's assets in shares of stock exchange-traded funds (ETFs). ETFs provide returns similar to those of the stocks listed in an index or in a subset of an index. Vanguard may purchase ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its shares of the costs of Vanguard operations.

To track their target indexes as closely as possible, the underlying Portfolio and Fund attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

8

THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

The Portfolio indirectly bears a proportionate share of the expenses of the underlying funds in which it invests. However, its direct expenses are expected to be very low or zero. The Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (1) the Portfolio's contribution to the cost of operating the underlying funds in which it invests, and (2) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard provides advisory services for the Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund-Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. As of December 31, 2008, Vanguard managed more than $874 billion in total assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Total Stock Market Index Portfolio since its inception. Education: B.S., LaSalle University.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.

The Portfolio's NAV is calculated based upon the values of the underlying portfolio and mutual fund in which the Portfolio invests. The values of any underlying portfolio and mutual fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF Shares held by the Portfolio are based on the market value of the shares. The prospectus for the underlying portfolio and fund explains the circumstances under which the underlying portfolio and fund will use fair-value pricing and the effects of doing so.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost during the period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $31.09 per share. During the year, the Portfolio earned $0.471 per share from investment income (interest and dividends) and $0.682 from capital gain distributions received. There was a decline of $12.163 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $11.01 per share from investment operations.

 Shareholders received $1.91 in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $18.17, reflecting losses of $11.01 per share and distributions of $1.91 per share. This was a decrease of $12.92 per share (from $31.09 at the beginning of the year to $18.17 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -37.28% for the year.

 As of December 31, 2008, the Portfolio had approximately $458 million in net assets. For the year, its net investment income amounted to 1.93% of its average net assets. The Portfolio sold and replaced securities valued at 16%
 of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Portfolio
                                                                                             Year Ended December 31,
                                                       -------------------------------------------------------------
                                                            2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $31.09       $31.27       $29.51       $28.60       $25.61
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       .471/1/      .440/1/      .370         .280         .310
---------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                         .682        1.010        1.370         .430         .250
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                  (12.163)        .100        2.600         .980        2.630
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (11.010)       1.550        4.340        1.690        3.190
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                       (.400)       (.340)       (.290)       (.310)       (.100)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (1.510)      (1.390)      (2.290)       (.470)       (.100)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.910)      (1.730)      (2.580)       (.780)       (.200)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $18.17       $31.09       $31.27       $29.51       $28.60
---------------------------------------------------------------------------------------------------------------------------
Total Return                                             -37.28%        5.16%       15.52%        6.13%       12.55%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $458         $599         $473         $318         $257
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/2/        0%           0%           0%           0%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                  1.93%        1.40%        1.53%        1.10%        1.45%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      16%          10%           7%       49%/3/           7%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 The Acquired Fund Fees and Expenses were 0.16%.
3 Includes activity related to a change in the Portfolio's target index.

12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of the calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.




































Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500
 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

14

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P604SA 042009

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           10
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            12
--------------------------------------------------------------------------
 The Portfolio and Vanguard    7       Glossary of Investment Terms   14
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                         8
--------------------------------------------------------------------------
 Share Price                   9
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Equity Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Return
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                     1999       21.05%
                     2000       -9.04
                     2001      -12.00
                     2002      -22.11
                     2003       28.47
                     2004       10.80
                     2005        4.79
                     2006       15.71
                     2007        5.38
                     2008      -36.93
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 15.38% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.84% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                1 Year   5 Years    10 Years
-----------------------------------------------------------------------------
Equity Index Portfolio                          -36.93%    -2.24%    -1.43%
-----------------------------------------------------------------------------
Standard & Poor's 500 Index                     -37.00%    -2.19%    -1.38%
(reflects no deduction for fees or expenses)
-----------------------------------------------------------------------------



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-------------------------------------------------------------------------------
Management Expenses                                    0.14%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None
-------------------------------------------------------------------------------
Other Expenses                                         0.05%
-------------------------------------------------------------------------------
Total Annual Operating Expenses /1/                    0.19%
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------
$19            $61            $107           $243
------------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests

4

of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4        3.1
--------------------------------------------------------
Average             11.6     10.3      10.9       11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $39.5 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Equity Index Portfolio generally fits into the large-cap blend category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. As of December 31, 2008, these stocks represented approximately 79% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The Portfolio's 80% policy may be changed only upon 60 days' notice to investors.

The actual stocks that make up the Index are chosen by Standard & Poor's. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 54% of its market capitalization.


Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is

6

consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

8

INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997 and has managed investment portfolios including the Equity Index Portfolio since 2000. Education: B.S., The Pennsylvania State University.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


Taxes

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $29.54 per share. During the year, the Portfolio earned $0.52 per share from investment income (interest and dividends). There was a decline of $10.99 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $10.47 per share from investment operations.

 Shareholders received $1.46 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $17.61, reflecting losses of $10.47 per share and distributions of $1.46 per share. This was a decrease of $11.93 per share (from $29.54 at the beginning of the year to $17.61 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -36.93% for the year.

 As of December 31, 2008, the Portfolio had approximately $1.5 billion in net assets. For the year, its expense ratio was 0.14% ($1.40 per $1,000 of net assets), and its net investment income amounted to 2.18% of its average net assets. The Portfolio sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

Equity Index Portfolio
                                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $29.54       $29.66       $27.87       $28.29       $26.57
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .520         .530         .470         .480         .490
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments  (10.990)        .990        3.660         .770        2.270
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (10.470)       1.520        4.130        1.250        2.760
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.540)       (.470)       (.480)       (.500)       (.350)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.920)      (1.170)      (1.860)      (1.170)       (.690)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.460)      (1.640)      (2.340)      (1.670)      (1.040)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $17.61       $29.54       $29.66       $27.87       $28.29
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -36.93%        5.38%       15.71%        4.79%       10.80%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                     $1,513       $2,373       $2,203       $1,813       $1,664
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.14%        0.14%        0.14%        0.14%        0.14%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      2.18%        1.82%        1.80%        1.78%        1.91%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     10%           8%          10%          13%           8%
--------------------------------------------------------------------------------------------------------------------------



12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.



































Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500
 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

14

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P068SA 042009

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

[INDEXED TO MSCI(R) LOGO]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           10
--------------------------------------------------------------------------
More on the Portfolio          4       General Information            12
--------------------------------------------------------------------------
 The Portfolio and Vanguard    7       Glossary of Investment Terms   14
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                         9
--------------------------------------------------------------------------
 Share Price                   9
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Mid-Cap Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

.. Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2

Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                     2000        17.93%
                     2001        -0.53
                     2002       -14.65
                     2003        34.06
                     2004        20.32
                     2005        13.97
                     2006        13.75
                     2007         6.14
                     2008       -41.81
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -25.65% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
                                                                            Since Inception/1/
                                     1 Year               5 Years
Mid-Cap Index                        -41.81%                -0.74%                      4.97%
Portfolio
-----------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------
Standard & Poor's                    -36.23%                -0.08%                      5.35%
MidCap 400 Index
-----------------------------------------------------------------------------------------------
Spliced Mid Cap                      -41.80                 -0.70                       4.88
Index/2/
-----------------------------------------------------------------------------------------------
MSCI US Mid Cap 450                  -41.80                 -0.70                         --
Index
-----------------------------------------------------------------------------------------------
1 Since-inception returns are from February 9, 1999--the inception date of the
 Portfolio--through December 31, 2008.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses              0.24%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.06%
-------------------------------------------------------------------------------
Total Annual Operating           0.30%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$31           $97        $169       $381
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4        3.1
--------------------------------------------------------
Average             11.6     10.3      10.9       11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $3.7 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Security Selection
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the MSCI US Mid Cap 450 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio's assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by MSCI. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders.

Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.


Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the portfolio may invest, to a limited extent, derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly

6

greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio) in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of private individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

For the fiscal year ended December 31, 2008, the portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.


George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Mid-Cap Index Portfolio since its inception. Education: B.S.B.A., Shippensburg University.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

10

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $18.58 per share. During the year, the Portfolio earned $0.18 per share from investment income (interest and dividends). There was a decline of $7.09 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $6.91 per share from investment operations.

 Shareholders received $2.45 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $9.22, reflecting losses of $6.91 per share and distributions of $2.45 per share. This was a decrease of $9.36 per share (from $18.58 at the beginning of the year to $9.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -41.81% for the year.

 As of December 31, 2008, the Portfolio had approximately $470 million in net assets. For the year, its expense ratio was 0.24% ($2.40 per $1,000 of net assets), and its net investment income amounted to 1.26% of its average net assets. The Portfolio sold and replaced securities valued at 32% of its net assets.
--------------------------------------------------------------------------------

Mid-Cap Index Portfolio
                                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           2008         2007         2006              2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.58       $19.85       $18.35            $16.27       $13.64
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .180         .240         .250              .210         .160
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (7.090)        .940        2.220             2.040        2.590
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (6.910)       1.180        2.470             2.250        2.750
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.250)       (.260)       (.200)            (.170)       (.120)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (2.200)      (2.190)       (.770)               --           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.450)      (2.450)       (.970)            (.170)       (.120)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $9.22       $18.58       $19.85            $18.35       $16.27
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -41.81%        6.14%       13.75%            13.97%       20.32%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $470         $841         $797              $677         $524
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.24%        0.24%        0.24%             0.24%        0.24%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      1.26%        1.25%        1.39%             1.30%        1.24%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     32%          35%          35%               21%          21%
--------------------------------------------------------------------------------------------------------------------------



12

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.















CFA/(R)/ is a trademark owned by CFA Institute. The Portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

14

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. The Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information

If you would like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P143SA 042009

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           12
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            14
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   16
--------------------------------------------------------------------------
 Investment Advisors           9
--------------------------------------------------------------------------
 Taxes                        10
--------------------------------------------------------------------------
 Share Price                  11
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      1999        22.43%
                      2000       -20.01
                      2001       -31.83
                      2002       -35.89
                      2003        26.13
                      2004         7.25
                      2005        11.49
                      2006         1.91
                      2007        10.22
                      2008       -37.72
------------------------------------------------------------

2

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.15% (quarter ended December 31, 1999), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).



Average Annual Total Returns for Periods Ended December 31, 2008
                                        1 Year   5 Years     10 Years
----------------------------------------------------------------------
Growth Portfolio                         -37.72%     -3.51%     -7.64%
----------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees and expenses)
----------------------------------------------------------------------
Russell 1000 Growth Index                -38.44%    -3.42%     -4.27%
----------------------------------------------------------------------
Standard & Poor's 500 Index              -37.00     -2.19      -1.38
----------------------------------------------------------------------


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus.The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses              0.36%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.07%
-------------------------------------------------------------------------------
Total Annual Operating           0.43%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$44           $138       $241       $542
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests

4

of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests primarily in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years    20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4       3.1
--------------------------------------------------------
Average             11.6     10.3      10.9      11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to the market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $47.2 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Growth Portfolio generally fits into the large-cap growth category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
The Portfolio invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio's investment advisors. The Growth Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment. Although each advisor uses different processes to select securities, under normal circumstances, the portfolio will invest at least 80% of its assets in securities issued by U.S. companies.


AllianceBernstein L.P. (AllianceBernstein), advisor for approximately 64% of the Portfolio's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers select from these categories, focusing on companies believed to be well-managed, show above-average earnings growth potential, and have reasonable valuations.


William Blair & Company, L.L.C. (William Blair & Company), in managing its portion of the Portfolio's assets--approximately 32%--uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.


The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 4%) of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard typically invests this portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Other Investment Policies and Risks.

6

FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

As of December 31, 2008, the Portfolio had invested 38.7% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.


Other Investment Policies and Risks
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no

8

assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The Portfolio experienced a higher than normal turnover rate in fiscal year 2008 because of elevated market volatility and a July 2008 change in day-to-day portfolio management. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of private individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

AllianceBernstein L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, and William Blair & Company, L.L.C. (William Blair & Company), 222 West Adams Street, Chicago, IL 60606, each provide investment advisory services for the Portfolio.

AllianceBernstein, an investment advisory firm founded in 1971, manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. AllianceBernstein managed approximately $462 billion in assets as of December 31, 2008.

William Blair & Company is an independently owned, full-service investment management firm founded in 1935. It manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. William Blair & Company managed about $26.1 billion in assets as of December 31, 2008.

The Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fees paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Portfolio is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (60-month period for William Blair & Company). Note that the performance fee structure will not

10

be in full operation for William Blair & Company until May 31, 2009; before then, advisory fees will be calculated using certain transition rules.

For the fiscal year ended December 31, 2008, the aggregate advisory fees paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based decrease of 0.02%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-today management of the Portfolio are:

.. James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1985; has managed investment portfolios for AllianceBernstein since 1988; and has managed a portion of the Portfolio since 2008. Education: B.S., Northwestern University; M.B.A., University of Chicago.

.. P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1986; has managed investment portfolios for AllianceBernstein since 2001; and has managed a portion of the Portfolio since 2008. Education: B.A., Princeton University.

.. John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Portfolio since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $14.39 per share. During the year, the Portfolio earned $0.09 per share from investment income (interest and dividends). There was a decline of $5.49 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $5.40 per share from investment operations.

 Shareholders received $0.10 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $8.89, reflecting losses of $5.40 per share and distributions of $0.10 per share. This was a decrease of $5.50 per share (from $14.39 at the beginning of the year to $8.89 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -37.72% for the year.

 As of December 31, 2008, the Portfolio had approximately $203 million in net assets. For the year, its expense ratio was 0.35% ($3.50 per $1,000 of net assets), and its net investment income amounted to 0.73% of its average net assets. The Portfolio sold and replaced securities valued at 120% of its net assets.
--------------------------------------------------------------------------------

Growth Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $14.39         $13.15         $12.95         $11.67         $10.93
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .090           .105           .078           .050           .051
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (5.490)         1.230           .170          1.282           .738
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.400)         1.335           .248          1.332           .789
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.100)         (.095)         (.048)         (.052)         (.049)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                      --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.100)         (.095)         (.048)         (.052)         (.049)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $8.89         $14.39         $13.15         $12.95         $11.67
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -37.72%         10.22%          1.91%         11.49%          7.25%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $203           $359           $356           $385           $367
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/1/            0.35%          0.36%          0.38%          0.36%          0.36%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        0.73%          0.70%          0.65%          0.40%          0.43%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      120%            60%            54%            43%           100%
-------------------------------------------------------------------------------------------------------------------------------
1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.01%, (0.01%), and (0.02%).


14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

















CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

16

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962


(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P010SA 042009

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Contents
--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           11
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            13
--------------------------------------------------------------------------
 The Portfolio and Vanguard    8       Glossary of Investment Terms   15
--------------------------------------------------------------------------
 Investment Advisor            8
--------------------------------------------------------------------------
 Taxes                        10
--------------------------------------------------------------------------
 Share Price                  10
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Capital Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Capital Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                       2003        37.24%
                       2004        17.63
                       2005         7.68
                       2006        11.63
                       2007        12.48
                       2008       -30.36
------------------------------------------------------------



During the period shown in the bar chart, the highest return for a calendar quarter was 16.63% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.64% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                                                   Since Inception/1/
                                  1 Year            5 Years
Capital Growth                     -30.36%               2.06%                    6.03%
Portfolio
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index        -37.00%              -2.19%                    1.62%
(reflects no deduction
for fees and expenses)
--------------------------------------------------------------------------------------
1 Since-inception returns are from December 3, 2002--the inception date of the portfolio--through December 31, 2008.


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses              0.41%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.04%
-------------------------------------------------------------------------------
Total Annual Operating           0.45%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.


The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$46           $144       $252       $567
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

Market Exposure
The Portfolio invests primarily in common stocks of U.S. companies.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years  20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4       3.1
--------------------------------------------------------
Average             11.6     10.3      10.9      11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $22.7 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Capital Growth Portfolio generally fits into the large-cap growth category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from mid- and large-cap growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
The Portfolio invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital appreciation and that sell at attractive prices, but typically produce little income. The Portfolio's advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchase typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

As of December 31, 2008, the Portfolio had invested 35.5% of its assets in its top ten holdings. The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.

6

Other Investment Policies and Risks
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how

8

long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

PRIMECAP Management Company (PRIMECAP), 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, provides investment advisory services to the Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP managed approximately $45 billion in assets as of December 31, 2008. PRIMECAP manages the Portfolio subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund. The advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average daily net assets for each quarter.

For the fiscal year ended December 31, 2008, the advisory fee represented an effective annual rate of 0.15% of the Portfolio's average net assets.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for overseeing the day-to-day management of the Portfolio are:

.. Howard B. Schow, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education: B.A., Williams College; M.B.A., Harvard Business School.

.. Theo A. Kolokotrones, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education:
B.A., University of Chicago; M.B.A., Harvard Business School.

.. Joel P. Fried, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has co-managed the Portfolio since its inception. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

.. Mitchell J. Milias, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has co-managed the Portfolio since its inception. Education:
B.S., Stanford University; M.B.A., Harvard Business School.

.. Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has co-managed the Portfolio since its inception. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

.. David H. Van Slooten, Executive Vice President of PRIMECAP. He has worked in investment management since 1996; has managed assets for PRIMECAP since 1997; and has co-managed the Portfolio since its inception. Education: B.S., Brigham Young University; M.M., Kellogg Graduate School of Management, Northwestern University.

Each of these six individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is co-managed by individuals in PRIMECAP's research department.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

10

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $18.55 per share. During the year, the Portfolio earned $0.15 per share from investment income (interest and dividends). There was a decline of $5.61 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $5.46 per share from investment operations.

 Shareholders received $0.67 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $12.42, reflecting losses of $5.46 per share and distributions of $0.67 per share. This was a decrease of $6.13 per share (from $18.55 at the beginning of the year to $12.42 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -30.36% for the year.

 As of December 31, 2008, the Portfolio had approximately $251 million in net assets. For the year, its expense ratio was 0.42% ($4.20 per $1,000 of net assets), and its net investment income amounted to 0.90% of its average net assets. The Portfolio sold and replaced securities valued at 18% of its net assets.
--------------------------------------------------------------------------------

12

Capital Growth Portfolio
                                                                                            Year Ended December 31,
                                                             -------------------------------------------------------------
                                                           2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.55       $17.06       $16.01       $15.07       $12.88
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                               .150         .142         .130         .103         .094
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (5.610)       1.918        1.698        1.033        2.166
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (5.460)       2.060        1.828        1.136        2.260
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.150)       (.132)       (.110)       (.093)       (.022)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                 (.520)       (.438)       (.668)       (.103)       (.048)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.670)       (.570)       (.778)       (.196)       (.070)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.42       $18.55       $17.06       $16.01       $15.07
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            -30.36%       12.48%       11.63%        7.68%       17.63%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $251         $344         $288         $190         $167
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.42%        0.42%        0.42%        0.42%        0.42%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                 0.90%        0.86%        0.96%        0.74%        0.84%
Net Assets
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     18%           7%          11%          13%           4%
--------------------------------------------------------------------------------------------------------------------------



GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

14

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.


















Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500
 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees.It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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
                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Fund Capital Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P603SA 042009

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]


This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           13
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            15
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   17
--------------------------------------------------------------------------
 Investment Advisors           9
--------------------------------------------------------------------------
 Taxes                        11
--------------------------------------------------------------------------
 Share Price                  11
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The Small Company Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.

2

Annual Total Return
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      1999        61.34%
                      2000        15.80
                      2001         5.59
                      2002       -24.03
                      2003        41.07
                      2004        15.30
                      2005         6.26
                      2006        10.21
                      2007         3.77
                      2008       -39.47
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -25.40% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008
                                              1 Year   5 Years   10 Years
--------------------------------------------------------------------------
Small Company Growth Portfolio                -39.47%   -3.24%     6.01%
--------------------------------------------------------------------------
Russell 2500 Growth Index                     -41.50%   -2.24%     0.75%
(reflects no deduction for fees or expenses)
--------------------------------------------------------------------------


A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses              0.33%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.06%
-------------------------------------------------------------------------------
Total Annual Operating           0.39%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year     3 Years    5 Years    10 Years
--------------------------------------------
$40        $125       $219       $493
--------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

4

Market Exposure
The Portfolio's investment in small company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($8 million to $5.3 billion, as of December 31, 2008). In the future, the Index's market capitalization range may be higher or lower, and the Portfolio's investments may track another index. Such changes may occur at any time and without notice to Fund shareholders. The Portfolio's stocks are expected to provide little or no dividend income.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%     17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4       3.1
--------------------------------------------------------
Average             11.6     10.3      10.9      11.3
--------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $0.9 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The Small Company Growth Portfolio generally fits into the small-cap growth category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active management methods, which means that securities are bought and sold according to the advisors' evaluations about companies, the prices of the securities, and the stock market and the economy in general. Each advisor uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the advisor's opinion, have strong growth potential. The Portfolio trades stocks aggressively, which may result in higher transaction costs.

Granahan Investment Management, Inc. (Granahan), which manages approximately 71% of the Portfolio's assets, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special situation," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 35% to 70% of the advisor's share of Portfolio assets, with the other two categories generally at 10% to 35% each.

The Vanguard Group, Inc. (Vanguard), which manages the balance of the Portfolio's assets, constructs a broadly diversified portfolio of small-cap domestic stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their small-cap domestic growth peers. Vanguard implements its stock-selection process through the use of proprietary software programs that compare thousands of securities at a time.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/ or exchange-traded funds (ETFs), including ETF shares issued by Vanguard stock funds. For more details, see Additional Information: Other Investment Policies and Risks.

6

FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
The Portfolio may also invest in convertible securities.

Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that the Portfolio owns foreign securities, it is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in Vanguard ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no

8

assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. Historically, the Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------

THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at anytime.

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and the Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, each provide investment advisory services for the Portfolio.

Granahan, a professional investment advisory firm founded in 1985, is a Massachusetts corporation. Granahan managed approximately $2.1 billion in assets as of December 31, 2008.

Vanguard, which began operations in 1975, serves as advisor to the Portfolio through its Quantitative Equity Group. As of December 31, 2008, Vanguard managed approximately $874 billion in assets.

The Portfolio pays one of its advisors--Granahan--on a quarterly basis. The advisor receives a base fee that is based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to the advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of Granahan's portion of the Portfolio is compared with that of the Russell 2500 Growth Index over a trailing 36-month period. Please note that over time, changes in the advisor's relative performance may result in changes in the performance-based fees paid by the Portfolio, which in turn would result in an increase or decrease in the expenses borne by Portfolio shareholders.

10

Vanguard provides services to the Portfolio on an at-cost basis. Vanguard's performance is also evaluated against the Russell 2500 Growth Index.

For the fiscal year ended December 31, 2008, the aggregate advisory fees paid by the Portfolio represented an effective annual rate of 0.13% of the Portfolio's average net assets, before a performance-based decrease of 0.03%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

Joel M. Dickson, Ph.D., head of Active Quantitative Equity Management and Principal of Vanguard. He has direct oversight responsibility for all active quantitative equity funds managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

The managers primarily responsible for the day-to-day management of the Portfolio are:

.. John J. Granahan, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

.. Gary C. Hatton, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has co-managed a portion of the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

.. Jane M. White, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has co-managed a portion of the Portfolio since 1996. Education: B.A., Boston University.

.. Robert F. Granahan, CFA, Vice President of Granahan. He has worked in investment management since 1995 and has co-managed a portion of the Portfolio since 2004. Education: B.A., Tufts University; M.B.A., New York University.

.. Susan E. McGarry, Vice President of Granahan. She has worked in investment management since 1983 and has co-managed a portion of the Portfolio since 2007.
Education: B.A., Yale College; M.B.A., Yale School of Management.

.. James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios since 2003; and has managed a portion of the Portfolio since 2008.
Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign

12

exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if
(1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $18.15 per share. During the year, the Portfolio earned $0.11 per share from investment income (interest and dividends). There was a decline of $6.82 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $6.71 per share from investment operations.

 Shareholders received $1.66 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $9.78, reflecting losses of $6.71 per share and distributions of $1.66 per share. This was a decrease of $8.37 per share (from $18.15 at the beginning of the year to $9.78 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -39.47% for the year.

 As of December 31, 2008, the Portfolio had approximately $432 million in net assets. For the year, its expense ratio was 0.33% ($3.30 per $1,000 of net assets), and its net investment income amounted to 0.80% of its average net assets. The Portfolio sold and replaced securities valued at 94% of its net assets.
--------------------------------------------------------------------------------

14

Small Company Growth Portfolio

                                                                                                      Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                             2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $18.15         $19.32         $19.61         $19.48         $16.91
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 .110           .094/1/        .095           .070          (.001)
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (6.820)          .620          2.000          1.031          2.586
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (6.710)          .714          2.095          1.101          2.585
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.100)         (.101)         (0.75)            --          (.015)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.560)        (1.783)        (2.310)         (.971)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.660)        (1.884)        (2.385)         (.971)         (.015)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $9.78         $18.15         $19.32         $19.61         $19.48
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -39.47%          3.77%         10.21%          6.26%         15.30%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $432           $794           $823           $744           $752
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.33%          0.36%          0.38%          0.40%          0.46%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average            0.80%          0.49%          0.51%          0.35%         (0.01%)
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       94%            75%            79%            71%            80%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.04%), (0.02)%, and 0.04%.


GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also

16

generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.













CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit
(CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P160SA 042009

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           13
--------------------------------------------------------------------------
More on the Portfolio          3       General Information            15
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   17
--------------------------------------------------------------------------
 Investment Advisors          10
--------------------------------------------------------------------------
 Taxes                        12
--------------------------------------------------------------------------
 Share Price                  12
--------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The International Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the

2

returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                      1999         25.39%
                      2000         -6.70
                      2001        -18.62
                      2002        -17.25
                      2003         34.88
                      2004         19.42
                      2005         16.31
                      2006         26.75
                      2007         17.41
                      2008        -44.87
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -23.31% (quarter ended December 31, 2008).



Average Annual Total Returns for Periods Ended December 31, 2008
                                   1 Year          5 Years            10 Years
-------------------------------------------------------------------------------
International Portfolio            -44.87%           2.65%            1.93%
-------------------------------------------------------------------------------
Morgan Stanley Capital
International Europe,
Australasia, Far East
(MSCI EAFE/(R)/) Index             -43.38%           1.66%            0.80%
(reflects no deduction
for fees and expenses)/1/
-------------------------------------------------------------------------------
1 MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.


A Note On Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses              0.43%
-------------------------------------------------------------------------------
12b-1 Distribution Fee           None
-------------------------------------------------------------------------------
Other Expenses                   0.06%
-------------------------------------------------------------------------------
Total Annual Operating           0.49%
Expenses/1/
-------------------------------------------------------------------------------
1 The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$50           $157       $274       $616
--------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------



MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests

4

of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Portfolio invests primarily in large-capitalization growth stocks of companies located outside the United States.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $27.9 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The International Portfolio generally fits into the category of large-cap growth stocks of companies located outside the United States.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks, and, to the extent that the Portfolio is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the market, and they often perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average annual total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to Luxembourg holding companies.


International Stock Market Returns (1970-2008)
                         1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------------
Best                      69.4%    36.1%     22.0%     15.5%
--------------------------------------------------------------
Worst                    -43.4     -2.9       0.8       3.1
--------------------------------------------------------------
Average                   11.4     10.9      11.3      11.9
--------------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2008. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Portfolio in particular.

Because it invests mainly in international stocks, the Portfolio is subject to:


FLAG LOGO
Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced, because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is also subject to:


FLAG LOGO
Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards and practices; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.


Security Selection
The Portfolio invests in common stocks of non-U.S. companies considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when is it no longer as attractive as an alternative investment.

Baillie Gifford Overseas Ltd (Baillie Gifford), which manages approximately 50% of the Portfolio's assets, follows an investment approach based on making long-term investments

6

in well-researched and well-managed businesses that the advisor believes enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The advisor considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

Schroder Investment Management North America Inc. (Schroders), which manages approximately 39% of the Portfolio's assets, believes that investing in reasonably priced international quality companies with strong earnings growth prospects and sustainable competitive advantages will produce superior long-term investment returns. Schroders also believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint is the most reliable means of finding such companies and identifying where their growth is undervalued by the market.

At Schroders, EAFE portfolio management relies on a team-based "matrix approach" (regions / sectors) to drive research and security selection. Initial local research draws on Schroders' extensive global research network of over 70 regional equity analysts located in 12 countries. The strongest stock recommendations are then overlaid with the global perspective of the international team's global sector specialists and portfolio managers. Highest conviction names are used to build the portfolio with final stock selection decision resting on the head of the team. Schroders believes that this knowledge "matrix" (global sector / regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors.

M&G Investment Management Limited (M&G), which manages approximately 7% of the Portfolio's assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets, intangible assets, and organizational assets. The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable, superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.

The advisors' investment approaches result in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the MSCI EAFE Index. As a result of these different characteristics, the Portfolio's performance is often substantially different from the performance of broad international stock indexes.

The Portfolio may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Vanguard Group, Inc. (Vanguard), manages a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. Vanguard may invest the Portfolio's cash flows in stock index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the Portfolio remains fully invested. For more details, see Other Investment Policies and Risks.


FLAG LOGO
The Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
The Portfolio may also invest in convertible securities.

Vanguard typically invests a small portion of the Portfolio's assets in stock index futures and/or shares of exchange-traded funds (ETFs), which may include ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Portfolio assets in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Portfolio may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent a Portfolio's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

8

Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately or when the Portfolio is transitioning assets from one advisor to another.

In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

10

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Portfolio uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Portfolio's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Schroder Investment Management North America Inc. (Schroders), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225; Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, Greenside Row, Edinburgh, EH1 3N, Scotland; and M&G Investment Management Limited (M&G), Laurence Pountney Hill, London, EC4R OHH, England, each provide investment advisory services for the Portfolio.

Schroders, an investment advisory firm founded in 1979, is part of a worldwide group of financial services companies known as The Schroder Group. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $158 billion in assets. Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London, EC2V 7QA, England, serves as sub-advisor for Schroders' portion of the Portfolio.

Baillie Gifford is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients. Baillie Gifford began managing the Portfolio in 2003. As of December 31, 2008, Baillie Gifford & Co. had assets under management that totaled approximately $62 billion.

M&G Investment Management Ltd. is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2008, M&G managed approximately $122 billion in assets.

The Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fees paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the

Portfolio is compared with that of the MSCI EAFE Index for Schroders and Baillie Gifford and the MSCI All Country World ex-US Index for M&G over a trailing 36-month period.

Schroders pays 50% of its advisory fee to Schroder Limited for providing sub-advisory services.

For the fiscal year ended December 31, 2008, the aggregate advisory fees paid by the Portfolio represented an effective annual rate of 0.12% of the Portfolio's average net assets, before a performance-based increase of 0.03%.

Under the terms of an SEC exemptive order, the Portfolio's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio's advisory arrangements will be communicated to shareholders in writing. In addition, as the Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Portfolio are:

.. Virginie Maisonneuve, CFA, Head of Schroder's Global and International Equities. She has worked in investment management since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Portfolio with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

.. Matthew Dobbs, Head of Schroder's Global Small Companies. He has been with Schroders since 1981; has advised the Portfolio since 1999; and has co-managed a portion of the Portfolio with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

.. James K. Anderson, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

.. Graham French, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Portfolio since 2008.
Education: B.Sc., University of Durham.

.. Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management since 1996; has been with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Portfolio since 2008. Prior to joining M&G, Mr. Aldridge worked for a management consulting firm from 2001 until 2004. Education: M.A., Cambridge University; M.B.A., INSEAD.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation and other accounts under management.

12

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country- specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $23.84 per share. During the year, the Portfolio earned $0.532 per share from investment income (interest and dividends). There was a decline of $10.352 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $9.82 per share from investment operations.

 Shareholders received $2.21 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.81, reflecting losses of $9.82 per share and distributions of $2.21 per share. This was a decrease of $12.03 per share (from $23.84 at the beginning of the year to $11.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -44.87% for the year.

 As of December 31, 2008, the Portfolio had approximately $1.1 billion in net assets. For the year, its expense ratio was 0.46% ($4.60 per $1,000 of net assets), and its net investment income amounted to 2.90% of its average net assets. The Portfolio sold and replaced securities valued at 59% of its net assets.
--------------------------------------------------------------------------------

14

International Portfolio

                                                                                                        Year Ended December 31,
                                                         ----------------------------------------------------------------------
                                                             2008           2007        2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $23.84         $21.56         $17.37      $15.15         $12.84
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .532           .510/1/        .430/1/     .250           .230
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments    (10.352)         3.070          4.160       2.190          2.240
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (9.820)         3.580          4.590       2.440          2.470
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.490)         (.400)         (.220)      (.220)         (.160)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                  (1.720)         (.900)         (.180)         --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (2.210)        (1.300)         (.400)      (.220)         (.160)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.81         $23.84         $21.56      $17.37         $15.15
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                              -44.87%         17.41%         26.75%      16.31%         19.42%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $1,114         $2,123         $1,562        $840           $557
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/            0.46%          0.45%          0.44%       0.41%          0.41%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        2.90%          2.23%          2.22%       1.94%          1.99%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       59%            41%            29%         45%            36%
-------------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, 0.01%, (0.01%), and (0.01)%.


GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

16

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.

































CFA/(R)/ is a trademark owned by CFA Institute. The Portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains. Distribution Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund International Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semi-annual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P086SA 042009

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

>  Prospectus

April 29, 2009

                                                        [SHIP LOGO  VANGUARD(R)]

[INDEXED TO MSCI(R) LOGO]

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2008.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

--------------------------------------------------------------------------
Portfolio Profile              1       Financial Highlights           12
--------------------------------------------------------------------------
More on the Funds              4       General Information            14
--------------------------------------------------------------------------
 The Portfolio and Vanguard    9       Glossary of Investment Terms   16
--------------------------------------------------------------------------
 Investment Advisor            9
--------------------------------------------------------------------------
 Taxes                        10
--------------------------------------------------------------------------
 Share Price                  10
--------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.


A Note About Vanguard Variable Insurance Fund
The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.

The REIT Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

PORTFOLIO PROFILE


Investment Objective
The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.


Primary Investment Strategies
The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:

.. Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a limited number of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

.. Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

.. Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.


Performance Information
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative benchmarks. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the

2

Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future.


Annual Total Returns
------------------------------------------------------------
BAR CHART
RANGE -60% TO 80%
                     2000        26.29%
                     2001        12.14
                     2002         3.53
                     2003        35.48
                     2004        30.51
                     2005        11.83
                     2006        34.93
                     2007       -16.60
                     2008       -37.25
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 2004), and the lowest return for a quarter was -38.26% (quarter ended December 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2008


                                                                         1 Year               5 Years           Since Inception/1/
-----------------------------------------------------------------------------------------------------------------------------------
REIT Index Portfolio                                                     -37.25%                 0.61%                       7.26%
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Benchmarks
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------------------------------------------
MSCI US REIT Index                                                       -37.97%                 0.67%                       7.50%
-----------------------------------------------------------------------------------------------------------------------------------
Target REIT                                                              -37.17                  0.80                        7.47
Composite/2/
-----------------------------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000                                                  -37.34                 -1.67                       -0.50
Composite Index
-----------------------------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from February 9, 1999--the inception date of the Portfolio--through December 31, 2008.
2 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market
  Average).



A Note on Fees
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears in the table titled Annual Portfolio Operating Expenses. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the following table are based on those incurred in the fiscal year ended December 31, 2008. As is the case with all mutual funds, transaction costs incurred by the Portfolio for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.


Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
Management Expenses                   0.26%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                None
-------------------------------------------------------------------------------
Other Expenses                        0.05%
-------------------------------------------------------------------------------
Total Annual Operating Expenses/1/    0.31%
-------------------------------------------------------------------------------
1 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.



The following example is intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years    5 Years    10 Years
--------------------------------------------------
$32           $100       $174       $393
--------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

4

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interests of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in stocks that make up its target index. This policy may be changed only upon 60 days' notice to shareholders.


Market Exposure
The Portfolio invests in stocks of publicly traded equity real restate investment trusts.


FLAG LOGO
The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a limited number of companies. Because the Portfolio seeks to track its target index, the Portfolio may underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns (1926-2008)
                   1 Year  5 Years  10 Years   20 Years
--------------------------------------------------------
Best                54.2%    28.6%     19.9%      17.8%
--------------------------------------------------------
Worst              -43.1    -12.4      -1.4       3.1
--------------------------------------------------------
Average             11.6     10.3      10.9      11.3
--------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future returns of either the stock market as a whole or this Portfolio in particular.

Mutual funds that invest in stocks can be classified according to market value or market capitalization. These classifications include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Portfolio as of December 31, 2008, was $3.6 billion.

Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those. The REIT Index Portfolio generally fits into the small-cap value category.


FLAG LOGO
The Portfolio is subject to investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.


Security Selection
The Portfolio uses a "passive management"--or indexing-- investment approach designed to track the performance of its target index, the MSCI US REIT Index.

--------------------------------------------------------------------------------
 Plain Talk About REITs

 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on several factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------


The Portfolio holds each stock contained in the MSCI US REIT Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US REIT Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its assets in that stock.

6

FLAG LOGO
Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:


Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.


Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Portfolio.

--------------------------------------------------------------------------------
 Plain Talk About Types of REITs

 An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages. The Portfolio invests in equity REITs only, and not in other types of REITs.
--------------------------------------------------------------------------------


Because of its emphasis on REIT stocks, the Portfolio's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including the supply of and demand for properties; the economic health of the country, as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

The MSCI US REIT Index is made up of stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.

As of December 31, 2008, the Index included 99 REITs. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status. REITs in the MSCI US REIT Index tend to be small- and mid-capitalization stocks. Like small-cap stocks in general, REIT stocks can be more volatile than the large-cap stocks that dominate the overall stock market. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration in the real estate sector.

This focus on a single sector may result in more risk than that for a more diversified multisector portfolio.

Stocks in the MSCI US REIT Index represent a broadly diversified range of property types. The Index's makeup, as of December 31, 2008, was as follows.


Type of REIT    Percentage of Index
-------------------------------------
Specialized     28.6%
-------------------------------------
Retail          24.3
-------------------------------------
Residential     16.5
-------------------------------------
Office          16.0
-------------------------------------
Diversified     9.3
-------------------------------------
Industrial      5.3
-------------------------------------



Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Portfolio's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Portfolio's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Portfolio bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Portfolio's best interest, so long as the alternative is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond the normal limits in derivatives or ETFs that are consistent with the Portfolio's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.

8

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.

See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.

Each Portfolio (other than the Money Market Portfolio), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in a fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE PORTFOLIO AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of private individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2008, Vanguard managed more than $874 billion in total assets.

For the fiscal year ended December 31, 2008, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

10

For a discussion of why the board of trustees approved the Portfolio's investment advisory arrangements, see the Vanguard Variable Insurance Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30.


George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all indexed equity funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Portfolio is:

.. Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the REIT Index Portfolio since its inception. Education: B.S., Villanova University.


The Fund's Statement of Additional Information provides information about the portfolio manager's compensation and other accounts under management.


TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a portfolio are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a portfolio are based on the market value of the shares.

When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign stocks, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic stocks--for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or if a security does not trade in the course of a day, and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its NAV may differ from quoted or published prices for the same securities.

The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Vanguard Variable Insurance Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Portfolio began fiscal year 2008 with a net asset value (price) of $18.92 per share. During the year, the Portfolio earned $0.392 per share from investment income (interest and dividends). There was a decline of $5.032 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $4.64 per share from investment operations.

 Shareholders received $6.63 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $7.65, reflecting losses of $4.64 per share and distributions of $6.63 per share. This was a decrease of $11.27 per share (from $18.92 at the beginning of the year to $7.65 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was -37.25% for the year.

 As of December 31, 2008, the Portfolio had approximately $263 million in net assets. For the year, its expense ratio was 0.30% ($3.00 per $1,000 of net assets), and its net investment income amounted to 3.24% of its average net assets. The Portfolio sold and replaced securities valued at 15% of its net assets.
--------------------------------------------------------------------------------

REIT Index Portfolio
                                                                                             Year Ended December 31,
                                                 -------------------------------------------------------------------
                                                           2008          2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $18.92        $24.98       $20.26       $20.09       $16.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .392/1/       .510/1/      .440         .500         .536
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments   (5.032)       (4.230)       6.280        1.530        4.229
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (4.640)       (3.720)       6.720        2.030        4.765
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.590)        (.460)       (.480)       (.580)       (.460)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                (6.040)       (1.880)      (1.520)      (1.280)       (.305)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (6.630)       (2.340)      (2.000)      (1.860)       (.765)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $7.65        $18.92       $24.98       $20.26       $20.09
---------------------------------------------------------------------------------------------------------------------------
Total Return                                            -37.25%       -16.60%       34.93%       11.83%       30.51%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                       $263          $404         $645         $453         $412
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.30%         0.30%        0.31%        0.31%        0.31%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      3.24%         2.25%        2.14%        2.61%        3.52%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     15%           29%          19%          21%          24%
---------------------------------------------------------------------------------------------------------------------------
1 Calculated based on average shares outstanding.


14

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.

If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator generally on the day following receipt of the redemption request, but no later than seven calendar days. Contract owners will receive their redemption checks from the administrator.

The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or during any emergency circumstances, as determined by the Securities and Exchange Commission.

The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities.

For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Portfolio's instructions. In most cases, for these categories of investors, a contract owner's properly transmitted order will be priced at the Portfolio's next determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

We generally post on our website at www.vanguard.com, in the Holdings section of the Portfolio's Profile page, a detailed list of the securities held by the Portfolio (under Portfolio Holdings) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Portfolio. We also generally post the 10 largest stock portfolio holdings of the Portfolio and the percentage of the Portfolio's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Vanguard Variable Insurance Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the portfolio holdings.


































The Portfolio or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

16

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.


Distributions. Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.


Expense Ratio. The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year.The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Liquidity. The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).


Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

Return of Capital. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gains.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [SHIP LOGO  VANGUARD(R)]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for people with hearing impairment: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-5962
(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P0147SA 042009



                                     PART B

                     VANGUARD/(R)/ VARIABLE INSURANCE FUNDS
                                   (THE FUND)


                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 29, 2009


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated April 29, 2009. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.



                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-28
SHARE PRICE...........................................................B-30
PURCHASE AND REDEMPTION OF SHARES.....................................B-30
MANAGEMENT OF THE FUND................................................B-31
INVESTMENT ADVISORY SERVICES..........................................B-44
PORTFOLIO TRANSACTIONS................................................B-62
PROXY VOTING GUIDELINES...............................................B-64
FINANCIAL STATEMENTS..................................................B-69
DESCRIPTION OF BOND RATINGS...........................................B-69

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Variable Insurance Funds (hereinafter the Trust or the Fund) was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust on June 30, 1998. Prior to its reorganization as a Delaware statutory trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. It currently offers the following portfolios:



Balanced Portfolio                International Portfolio
Capital Growth Portfolio          Mid-Cap Index Portfolio
Diversified Value Portfolio       Money Market Portfolio
Equity Income Portfolio           REIT Index Portfolio
Equity Index Portfolio            Short-Term Investment-Grade Portfolio/1/
Growth Portfolio                  Small Company Growth Portfolio
High Yield Bond Portfolio         Total Bond Market Index Portfolio
                     Total Stock Market Index Portfolio

          (individually, a Portfolio; collectively, the Portfolios)

1 Prior to August 19, 2004, the Short-Term Investment-Grade Portfolio was known as the Short-Term Corporate Portfolio.



 Each Portfolio offers only one class of shares (Investor Shares). Throughout this document, any references to "class" indicate how a Portfolio would operate if, in the future, the Portfolio issued more than one class of shares.The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.


 Each Portfolio (except the Total Stock Market Index Portfolio) is registered as a diversified open-end management investment company. The Total Stock Market Index Portfolio is registered as a nondiversified open-end management investment company.


 Each Portfolio of the Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Portfolios.



SERVICE PROVIDERS


 CUSTODIANS. The Bank of New York Mellon, One Wall Street, New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Investment-Grade Portfolios), Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the International Portfolio), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Equity Income and Total Stock Market Index Portfolios), U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, and Small Company Growth Portfolios), and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Total Bond Market Index Portfolio), serve as the Portfolios' custodians. The custodians are responsible for maintaining the Portfolios' assets, keeping all necessary accounts and records of Portfolio assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Fund's annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUND'S SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Portfolio's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Portfolio or a share class. The Portfolio or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Portfolio or class. Unless terminated by reorganization or liquidation, each Portfolio and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Portfolio generally will not be personally liable for payment of the Portfolio's debts. Some state courts, however, may not apply Delaware court law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Portfolio are entitled to receive any dividends or other distributions declared by the Portfolio for each such class. No shares of a Portfolio have priority or preference over any other shares of the Portfolio with respect to distributions. Distributions will be made from the assets of the Portfolio, and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Portfolio based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Portfolio or class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of asset is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; of (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Portfolio's net assets, to change any fundamental policy of a Portfolio, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of each Portfolio receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio or class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Portfolio is liquidated, shareholders will be entitled to receive a pro rata share of the Portfolio's net assets. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.


 CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.


 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.


 CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND


Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Portfolios will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by each Portfolio on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Portfolios are not eligible for the dividends-received deduction.



                              INVESTMENT POLICIES


Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on a Portfolio's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolios' investment policies and limitations.


 The following policies and explanations supplement each Portfolio's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Portfolio may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the Equity Income, High Yield Bond, Short-Term Investment-Grade, Small Company Growth, and Total Bond Market Index Portfolios will invest at least 80% of their assets in particular types of investments. Under normal circumstances, the Equity Index and Mid-Cap Index Portfolios will invest all, or substantially all (but in no event less than 80%) of their assets in the stocks that make up their respective indexes. Under normal circumstances, the REIT Index Portfolio will normally invest 98% (but in no event less than 80%) of its assets in stocks that make up its index. In applying these 80% policies, each Portfolio's assets include its net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales "against-the-box"); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.


 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc., or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.



 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Deposit Insurance Corporation, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund's distributions of net investment income.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


 Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and will have at least the same financial strength as the domestic issuers approved for the fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."


 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies," except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2; 7,337,138.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading "Foreign Securities -- Foreign Currency Transactions," a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.



 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to the limitations described under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.



 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or "work-out" scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring, "work-out" scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

 Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency
(FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.


 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.


 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.


 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying

Municipal Bond should default. Municipal Bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund's investment management staff to appraise independently the fundamental quality of bonds held by the fund.


 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its respective investment objective. In that event, the fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.


 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and
(4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.



 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



                             INVESTMENT LIMITATIONS


Each Portfolio is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolio's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Portfolio's net assets voted, so long as shares representing more than 50% of the Portfolio's net assets are present or represented by proxy; or (2) more than 50% of the Portfolio's net assets.


 BORROWING. Each Portfolio (except for the Balanced, High Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios) may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.


 For the Balanced, High Yield Bond, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, each Portfolio may not borrow money in excess of 15% of its net assets, and any borrowings by a Portfolio must comply with all applicable regulatory requirements.


 COMMODITIES, FUTURES, AND OPTIONS THEREON. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio (except for the Total Stock Market Index Portfolio) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Portfolio (except the Total Stock Market Index Portfolio) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities), to a maximum of 25% of the Portfolio's total assets as of the end of each quarter of the taxable year.


 The Total Stock Market Index Portfolio will limit the aggregate value of its holdings (except U.S. government securities, securities of other regulated investment companies, cash, and cash items, as defined under subchapter M of the
IRC), each of which exceeds 5% of the Portfolio's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Portfolio's total assets as of the end of each quarter of the taxable year. Additionally, the Portfolio will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities or the securities of other regulated investment companies, as defined in the IRC) to a maximum of 25% of the Portfolio's total assets as of the end of each quarter of the taxable year.


 ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Portfolio (except for the Money Market and REIT Index Portfolios) may not invest more than 25% of its total assets in any one industry. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 The Money Market Portfolio may not purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (1) the Portfolio will invest more than 25% of its total assets in the financial services industry; and (2) the Portfolio may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in certificates of deposit or banker's acceptances of domestic institutions.


 INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purposes of controlling its management.


 INVESTMENT OBJECTIVE. The investment objective of each Portfolio may not be materially changed without a shareholder vote.


 LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.


 OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options or employ straddles or spreads, except as permitted by the Portfolio's investment policies relating to commodities, futures, options, and other derivatives.


 REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Portfolio may not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 *The above asterisked items are operational, rather than fundamental, policies for the Capital Growth, Diversified
Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios. Accordingly, shareholder approval is not required in order to change these stated policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Investment-Grade, and Total Stock Market Index Portfolios.


 As a non-fundamental limitation, the extent to which each Portfolio may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the IRC, which are in addition to the diversification requirements described under the heading "Diversification."


 The investment limitations set forth above relate only to the Portfolios, and may not necessarily apply to the underlying funds in which a Portfolio invests. Thus, while the Portfolio may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

                                  SHARE PRICE


Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


 It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. The Portfolio's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.


 The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.


 Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The Total Bond Market Index Portfolio reserves the right to deduct a purchase fee of 0.18% from an investor's cumulative purchases over $30 million. The Portfolio may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Portfolio) is intended to protect existing shareholders from being unfairly impacted by such costs. The Portfolio's advisor will consider several factors in determining whether to apply the fee, including the following:

- The transaction costs of buying securities, determined in part by the availability of securities at that time.

- The offsetting effect of any Portfolio redemptions occurring at that time.

- The Portfolio's then current rate of growth.


REDEMPTION OF SHARES


Each Portfolio may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit.


 The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period.



RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



                             MANAGEMENT OF THE FUND


VANGUARD


The Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation (VMC), the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 SERVICE AGREEMENT (FOR ALL PORTFOLIOS EXCEPT THE TOTAL STOCK MARKET INDEX PORTFOLIO). Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2008, the Fund had contributed capital of $2,752,000 to Vanguard, representing 0.03% of each Portfolio's net assets (0.02% for High Yield Bond, International, and REIT Index Portfolios) and 1.09% of Vanguard's capitalization.



 SPECIAL SERVICING AGREEMENT (FOR TOTAL STOCK MARKET INDEX PORTFOLIO). The Fund and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Total Stock Market Index Portfolio with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Portfolio pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Portfolio. The Agreement further provides that the Portfolio's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Portfolio to the cost of operating the Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolio. The Fund's board of trustees believe that the reimbursements to be made by Vanguard to the Total Stock Market Index Portfolio should be sufficient to offset most or all of the expenses incurred by the Portfolio. Therefore, the Portfolio is expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.


 Although the Portfolio is expected to operate at a zero expense ratio after reimbursement, it will bear indirectly, as a shareholder of the underlying Vanguard funds, the costs associated with operating those funds. As of December 31, 2008, the indirect expense ratio of the Total Stock Market Index Portfolio was 0.16%.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds' trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2008, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.



 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

 As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2006, 2007, and 2008, and are presented as a percentage of the Portfolio's average month-end net assets.


                                              ANNUAL SHARED FUND OPERATING EXPENSES
                                           (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                           -------------------------------------------
PORTFOLIO                                                    2006                            2007                            2008
---------                                                    ----                            ----                            ----
BALANCED PORTFOLIO
Management and Administrative Expenses:                      0.22%                           0.22%                           0.22%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

CAPITAL GROWTH PORTFOLIO
Management and Administrative Expenses:                      0.38%                           0.39%                           0.38%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

DIVERSIFIED VALUE PORTFOLIO
Management and Administrative Expenses:                      0.37%                           0.37%                           0.33%
Marketing and Distribution Expenses:                         0.02                            0.03                            0.03

EQUITY INCOME PORTFOLIO
Management and Administrative Expenses:                      0.25%                           0.26%                           0.26%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

EQUITY INDEX PORTFOLIO
Management and Administrative Expenses:                      0.11%                           0.11%                           0.10%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

GROWTH PORTFOLIO
Management and Administrative Expenses:                      0.34%                           0.33%                           0.30%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

HIGH YIELD BOND PORTFOLIO
Management and Administrative Expenses:                      0.20%                           0.20%                           0.20%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

INTERNATIONAL PORTFOLIO
Management and Administrative Expenses:                      0.39%                           0.40%                           0.40%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

MID-CAP INDEX Portfolio
Management and Administrative Expenses:                      0.20%                           0.20%                           0.19%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

MONEY MARKET PORTFOLIO
Management and Administrative Expenses:                      0.12%                           0.12%                           0.12%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

REIT INDEX PORTFOLIO
Management and Administrative Expenses:                      0.27%                           0.26%                           0.25%
Marketing and Distribution Expenses:                         0.02                            0.03                            0.03

SHORT-TERM INVESTMENT-GRADE PORTFOLIO
Management and Administrative Expenses:                      0.11%                           0.10%                           0.11%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

SMALL COMPANY GROWTH PORTFOLIO
Management and Administrative Expenses:                      0.35%                           0.32%                           0.28%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.03

TOTAL BOND MARKET INDEX PORTFOLIO
Management and Administrative Expenses:                      0.12%                           0.13%                           0.13%
Marketing and Distribution Expenses:                         0.02                            0.02                            0.02

TOTAL STOCK MARKET INDEX PORTFOLIO/1/                          --                              --                              --
1 Although the Portfolio is not expected to incur any expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which it invests, including the at-cost expenses incurred by the underlying funds for management, administrative, marketing, and distribution activities. The average weighted indirect expense ratios for the
 Total Stock Market Index Portfolio for the fiscal years ended December 31, 2006, 2007, and 2008, were 0.16%, 0.16%, and 0.16%, respectively.

 The Portfolios' investment advisors may direct certain security trades to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES


The Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Fund under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the    May 1987        Chairman of the Board and Director (Trustee) of                    157
(1954)                   Board and Trustee                  Vanguard and of each of the investment companies
                                                            served by Vanguard; Chief Executive Officer and
                                                            President of Vanguard (1996-2008).

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee            January 2001    Applecore Partners (pro bono ventures in education);               157
(1937)                                                      Senior Advisor to Greenwich Associates (international
                                                            business strategy consulting); Successor Trustee of
                                                            Yale University; Overseer of the Stern School of
                                                            Business at New York University; Trustee of the
                                                            Whitehead Institute for Biomedical Research.

Emerson U. Fullwood      Trustee            January 2008    Retired Executive Chief Staff and Marketing Officer for            157
(1948)                                                      North America and Corporate Vice President of Xerox
                                                            Corporation (photocopiers and printers); Director of
                                                            SPX Corporation (multi-industry manufacturing), the
                                                            United Way of Rochester, the Boy Scouts of America,
                                                            Amerigroup Corporation (direct health and medical
                                                            insurance carriers), and Monroe Community College
                                                            Foundation.

Rajiv L. Gupta           Trustee            December 2001   Chairman and Chief Executive Officer of Rohm and                   157
(1945)                                                      Haas Co. (chemicals); President of Rohm and Haas Co.
                                                            (2006-2008); Board Member of the American
                                                            Chemistry Council; Director of Tyco International, Ltd.
                                                            (diversified manufacturing and services) and Hewlett-
                                                            Packard Company (electronic computer manufacturing);
                                                            Trustee of The Conference Board.

                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------

Amy Gutmann              Trustee            June 2006       President of the University of Pennsylvania;                       157
(1949)                                                      Christopher H. Browne Distinguished Professor of
                                                            Political Science in the School of Arts and Sciences
                                                            with secondary appointments at the Annenberg
                                                            School for Communication and the Graduate School of
                                                            Education at the University of Pennsylvania; Director of
                                                            Carnegie Corporation of New York, Schuylkill River
                                                            Development Corporation, and Greater Philadelphia
                                                            Chamber of Commerce; Trustee of the National
                                                            Constitution Center.

JoAnn Heffernan Heisen   Trustee            July 1998       Retired Corporate Vice President, Chief Global Diversity           157
(1950)                                                      Officer, and Member of the Executive Committee of
                                                            Johnson & Johnson (pharmaceuticals/consumer
                                                            products);  Vice President and Chief Information Officer
                                                            (1997-2005)of Johnson & Johnson; Director of the
                                                            University Medical Center at Princeton and Women's
                                                            Research and Education Institute.

Andre F. Perold          Trustee            December 2004   George Gund Professor of Finance and Banking,                      157
(1952)                                                      Senior Associate Dean, and Director of Faculty
                                                            Recruiting at the Harvard Business School; Director
                                                            and Chairman of UNX, Inc. (equities trading firm); Chair
                                                            of the Investment Committee of HighVista Strategies
                                                            LLC (private investment firm).

Alfred M. Rankin, Jr.    Trustee            January 1993    Chairman, President, Chief Executive Officer, and                  157
(1941)                                                      Director of NACCO Industries, Inc. (forklift trucks/
                                                            housewares/lignite); Director of Goodrich Corporation
                                                            (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee            April 1985      Retired Chairman and Chief Executive Officer of Rohm               157
(1936)                                                      and Haas Co. (chemicals); Director of Cummins Inc.
                                                            (diesel engines) and AmerisourceBergen Corp.
                                                            (pharmaceutical distribution); Trustee of Vanderbilt
                                                            University and of Culver Educational Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/     Chief Financial    September 2008  Principal of Vanguard; Chief Financial Officer of each of          157
(1957)                   Officer                            the  investment companies served by Vanguard, since
                                                            September 2008; Treasurer of each of the investment
                                                            companies served by Vanguard (1998-2008).

Kathryn J. Hyatt/1/      Treasurer          November 2008   Principal of Vanguard; Treasurer of each of the                    157
(1955)                                                      investment companies served by Vanguard, since
                                                            November 2008; Assistant Treasurer of each of
                                                            the investment companies served by Vanguard
                                                            (1988-2008).


                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------

F. William McNabb III/1/ Chief Executive    March 2008      Chief Executive Officer of Vanguard and of each of the             157
(1957)                   Officer and                        investment companies served by Vanguard, since
                         President                          August 2008; Director and President of Vanguard since
                                                            March 2008; President of each of the investment
                                                            companies served by Vanguard, since March 2008;
                                                            Director of Vanguard Marketing Corporation; Managing
                                                            Director of Vanguard (1995-2008).

Heidi Stam/1/            Secretary          July 2005       Managing Director of Vanguard since 2006; General                  157
(1956)                                                      Counsel of Vanguard since 2005; Secretary of
                                                            Vanguard and of each of the investment companies
                                                            served by Vanguard, since 2005; Director and Senior
                                                            Vice President of Vanguard Marketing Corporation
                                                            since 2005; Principal of Vanguard (1997-2006).

1 These individuals are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2007 and 2008, Vanguard paid Greenwich subscription fees amounting approximately $400,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held eight meetings during the Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Total Stock Market Index Portfolio will receive no remuneration directly from the Portfolio. However, the Portfolio's underlying funds pay their proportionate share of the trustees' compensation and the officers' salaries and benefits.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.



                       VANGUARD VARIABLE INSURANCE FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                   AGGREGATE          PENSION OR RETIREMENT            ACCRUED ANNUAL           TOTAL COMPENSATION
                                COMPENSATION        BENEFITS ACCRUEDAS PART     RETIREMENT BENEFIT AT            FROM ALL VANGUARD
TRUSTEE                     FROM THIS FUND/1/     OF THIS FUND'S EXPENSES/1/        JANUARY 1, 2008/2/    FUNDS PAID TO TRUSTEES/3/
-------                     ----------------      -------------------------         -----------------     ------------------------
John J. Brennan                           --                             --                        --                           --
Charles D. Ellis                       2,021                             --                        --                     $152,500
Emerson U. Fullwood                    1,967                             --                        --                      148,200
Rajiv L. Gupta                         2,021                             --                        --                      152,500
Amy Gutmann                            1,964                             --                        --                      148,200
JoAnn Heffernan Heisen                 2,021                           $634                     2,733                      152,500
Andre F. Perold                        2,021                             --                        --                      152,500
Alfred M. Rankin, Jr.                  2,342                            768                     5,355                      176,700
J. Lawrence Wilson                     2,021                            811                     7,783                      152,500
1 The amounts shown in this column are based on the Fund's fiscal year ended December 31, 2008. Each Portfolio of the Fund is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.



OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the trustees can not own shares of the Portfolios. The following table shows each trustee's ownership of shares of all Vanguard funds served by the trustee as of December 31, 2008.

                                       AGGREGATE DOLLAR RANGE
                                             OF VANGUARD FUND
              TRUSTEE                 SHARES OWNED BY TRUSTEE
              -------                 -----------------------
              John J. Brennan                   Over $100,000
              Charles D. Ellis                  Over $100,000
              Emerson U. Fullwood               Over $100,000
              Rajiv L. Gupta                    Over $100,000
              Amy Gutmann                       Over $100,000
              JoAnn Heffernan Heisen            Over $100,000
              Andre F. Perold                   Over $100,000
              Alfred M. Rankin, Jr.             Over $100,000
              J. Lawrence Wilson                Over $100,000

 As of March 31, 2009, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of March 31, 2009, those listed below owned of record 5% or more of each Portfolio's outstanding shares:


 Balanced Portfolio: American Fidelity Assurance, Oklahoma City, OK (6.13%); American International Group, Houston, TX (10.88%); Ameritas Life Insurance Corporation, Lincoln, NE (5.40%); Hartford Life Insurance, Hartford, CT (5.54%); Nationwide Insurance Company, Columbus, OH (9.85%); Principal Life Insurance Company, Des Moines, IA (11.93%); Transamerica Life Insurance Company, Cedar Rapids, IA (8.49%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (16.53%).


 Capital Growth Portfolio: American International Group, Houston, TX (37.20%); Great West Life & Annuity Insurance Company, Englewood, CO (7.24%); First Allmerica Financial Life Insurance Company, Worcester, MA (6.90%); Nationwide Insurance Company, Columbus, OH (11.83%); Transamerica Life Insurance Company, Cedar Rapids, IA (14.78%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (16.25%).


 Diversified Value Portfolio: ING Life Insurance & Annuity Company, Windsor, CT (46.73%); Mutual of America, New York, NY (26.03%).


 Equity Income Portfolio: American International Group, Houston, TX (5.72%); Ameritas Life Insurance Corporation, Lincoln, NE (31.37%); Great West Life & Annuity Insurance Company, Englewood, CO (7.96%); Great West Variable Annuity, Greenwood Village, CO (5.22%); ING Life Insurance & Annuity Company, Windsor, CT (37.28%).


 Equity Index Portfolio: CUNA Mutual Group, Waverly, IA (8.64%); Nationwide Insurance Company, Columbus, OH (5.49%); Transamerica Life Insurance Company, Cedar Rapids, IA (9.21%); Vanguard Variable Insurance Fund Total Stock Market Index Portfolio, Malvern, PA (46.93%).


 Growth Portfolio: Ameritas Life Insurance Corporation, Lincoln, NE (65.34%); Great West Life & Annuity Insurance Company, Englewood, CO (24.64%).


 High Yield Bond Portfolio: American General Life Insurance Company, Houston, TX (5.65%); American International Group, Houston, TX (10.59%); Ameritas Life Insurance Corporation, Lincoln, NE (12.53%); Hartford Life Insurance, Hartford, CT (25.69%); Transamerica Life Insurance Company, Cedar Rapids, IA (13.56%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (9.30%).


 International Portfolio: Hartford Life Insurance, Hartford, CT (28.21%); Mutual of America, New York, NY (28.08%); Transamerica Life Insurance Company, Cedar Rapids, IA (5.19%).


 Mid-Cap Index Portfolio: Ameritas Life Insurance Corporation, Lincoln, NE (5.15%); AUL American Individual Variable Annuity, Indianapolis, IN (9.20%); Equitable Life Assurance, New York, NY (7.28%); Lincoln National Life Insurance Company, Fort Wayne, IN (8.63%); Nationwide Insurance Company, Columbus, OH (8.66%); Transamerica Life Insurance Company, Cedar Rapids, IA (7.73%); Travelers Insurance Company, Hartford, CT (5.82%).


 Money Market Portfolio: Ameritas Life Insurance Corporation, Lincoln, NE (15.92%); Great West Life & Annuity Insurance Company, Englewood, CO (13.64%); Hartford Life Insurance, Hartford, CT (5.14%); Nationwide Insurance Company, Columbus, OH (23.41%); Transamerica Life Insurance Company, Cedar Rapids, IA (14.38%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (7.99%).


 REIT Index Portfolio: American General Life Insurance Company, Houston, TX (6.22%); Ameritas Life Insurance Corporation, Lincoln, NE (9.57%); Great West Life & Annuity Insurance Company, Englewood, CO (5.10%); CUNA Mutual Group, Waverly, IA (9.62%); Hartford Life Insurance, Hartford, CT (5.08%); Lincoln National Life Insurance Company, Fort Wayne, IN (20.11%); Monumental Life Insurance Company, Cedar Rapids, IA (14.44%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (5.86%).


 Short-Term Investment-Grade Portfolio: Great West Life & Annuity Insurance Company, Englewood, CO (7.76%); Hartford Life Insurance, Hartford, CT (9.79%); Monumental Life Insurance Company, Cedar Rapids, IA (29.13%); Nationwide Insurance Company, Columbus, OH (29.90%).


 Small Company Growth Portfolio: Ameritas Life Insurance Corporation, Lincoln, NE (5.97%); Great West Life & Annuity Insurance Company, Englewood, CO (5.34%); CUNA Mutual Group, Waverly, IA (6.62%); ING Life Insurance & Annuity Company, Windsor, CT (19.41%); Lincoln National Life Insurance Company, Fort Wayne, IN (8.25%); Nationwide Insurance Company, Columbus, OH (13.21%); Transamerica Life Insurance Company, Cedar Rapids, IA (7.23%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (5.69%).

 Total Bond Market Index Portfolio: Monumental Life Insurance Company, Cedar Rapids, IA (6.26%); Nationwide Insurance Company, Columbus, OH (37.18%); Prudential Insurance Company of America, Livingston, NJ (8.23%); Transamerica Life Insurance Company, Cedar Rapids, IA (11.88%); Western Reserve Life Assurance Company of Ohio, Cedar Rapids, IA (5.24%).


 Total Stock Market Index Portfolio: American General Life Insurance Company, Houston, TX (23.32%); Hartford Life Insurance, Hartford, CT (15.45%); Nationwide Insurance Company, Columbus, OH (20.62%); Prudential Toli Alabama Power, Roseland, NJ (19.73%); Western Reserve Life Insurance Company of Ohio, Cedar Rapids, IA (7.62%).




PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.



ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar quarter-end online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as previously described when deemed to be in the best interests of the fund



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Oce' Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund's Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 Currently, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

DISCLOSURE OF PORTFOLIO HOLDINGS TO ENABLE INSURANCE COMPANY COMPLIANCE WITH FEDERAL INCOME TAX REQUIREMENTS OR OTHER APPLICABLE LAW


Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of a VVIF Portfolio's complete portfolio holdings to an insurance company as described above may also include a list of the other investment positions that make up the Portfolio, such as cash investments and derivatives.


 Currently, VVIF Portfolios' complete portfolio holdings are disclosed to Chase Life and Annuity Company, Kemper Investor Life Insurances Company, and PricewaterhouseCoopers LLP.



DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.



DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Trust currently uses ten investment advisors:

- AllianceBernstein L.P. provides investment advisory services for a portion of the assets in the Growth Portfolio.

- Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of the assets in the International Portfolio.

- Barrow, Hanley, Mewhinney & Strauss, Inc. provides investment advisory services to the Diversified Value Portfolio.

- Granahan Investment Management, Inc. provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.

- M&G Investment Management Limited provides investment advisory services for a portion of the assets in the International Portfolio.

- PRIMECAP Management Company provides investment advisory services to the Capital Growth Portfolio.

- Schroder Investment Management North America Inc. provides investment advisory services for a portion of the assets in the International Portfolio.

- Vanguard provides investment advisory services to the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income and Small Company Growth Portfolios.

- Wellington Management Company, LLP provides investment advisory services to the High Yield Bond and Balanced Portfolios, and for a portion of the assets in the Equity Income Portfolio.

- William Blair & Company, L.L.C. provides investment advisory services for a portion of the assets in the Growth Portfolio.


INDEPENDENT THIRD-PARTY ADVISORS


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended December 31, 2008.


 The Trust has entered into investment advisory agreements with its independent third-party advisors to manage the investment and reinvestment of the portion of the Portfolios' assets that the Fund's board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a Portfolio's advisory arrangements to the Fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

I. CAPITAL GROWTH PORTFOLIO


PRIMECAP Management Company (PRIMECAP), an investment advisory services firm founded in 1983, is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard B. Schow, Chairman; Mitchell J. Milias, Vice Chairman; Theofanis A. Kolokotrones, President; and Joel P. Fried, Executive Vice President. PRIMECAP provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard.


 The Fund has entered into an investment advisory agreement with PRIMECAP to manage the Capital Growth Portfolio. Under this agreement, the Portfolio pays PRIMECAP on a quarterly basis. The advisory fee is based on certain annual percentage rates applied to the average daily net assets of the Portfolio during the most recent fiscal quarter.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the Capital Growth Portfolio incurred investment advisory fees of approximately $338,000, $468,000, and $484,000, respectively.



1. OTHER ACCOUNTS MANAGED


Howard B. Schow, Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, Mitchell J. Milias, and David H. Van Slooten jointly manage the Capital Growth Portfolio; as of December 31, 2008, the Portfolio held assets of $251 million. As of December 31, 2008, the managers (except Mr. Milias and Mr. Van Slooten) also jointly managed six other registered investment companies with total assets of $31.0 billion, one other pooled investment vehicle with total assets of $84 million, and 24 other accounts with total assets of $13.4 billion (none of which had advisory fees based on account performance). As of December 31, 2008, Mr. Milias also jointly managed four other registered investment companies with total assets of $25.2 billion and 24 other accounts with total assets of $13.4 billion (none of which had advisory fees based on account performance). As of December 31, 2008, Mr. Van Slooten also jointly managed three other registered investment companies with total assets of $30.2 billion, one other pooled investment vehicle with total assets of $84 million, and five other accounts with total assets of $9.7 billion (none of which had advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


PRIMECAP employs a multi-manager approach to managing its clients' portfolios. In addition to mutual funds, a manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Fund and other accounts. The investment objective of the Portfolio and strategies used to manage the Portfolio may differ from other accounts, and the performance may be impacted as well. PRIMECAP has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients' portfolios on the same security. These policies and procedures are strictly monitored and are reviewed continuously by PRIMECAP.


3. DESCRIPTION OF COMPENSATION


Compensation is paid solely by PRIMECAP. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager's compensation may be adjusted according to market conditions and/or to reflect his past performance.


 In addition, each portfolio manager may receive a bonus partially based on the Fund's pre-tax performance of assets and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The value of assets managed by PRIMECAP is not a factor in determination of a portfolio manager's bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three-year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax performance, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.


 The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of PRIMECAP; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations.


 Each portfolio manager is a principal of PRIMECAP and receives quarterly dividends based on his equity in the company.

II. DIVERSIFIED VALUE PORTFOLIO


Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), a Nevada Corporation, is an investment management firm founded in 1979, which provides investment advisory services to individuals, employee benefits plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England.


 The Fund has entered into an investment advisory agreement with Barrow, Hanley to manage the Diversified Value Portfolio. Under this agreement, the Portfolio pays Barrow, Hanley on a quarterly basis. Barrow, Hanley receives a base fee that is based on certain annual percentage rates applied to the average daily net assets of the Portfolio during the most recent fiscal quarter. The fee may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of the MSCI US Prime Market 750 Index over a trailing 36-month period.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the Diversified Value Portfolio incurred investment advisory fees of approximately $927,000 (before a performance-based increase of $32,000), $1,307,000 (before a performance-based increase of $44,000), and $1,008,000 (before a performance-based decrease of $199,000), respectively.



1. OTHER ACCOUNTS MANAGED


James P. Barrow manages the Diversified Value Portfolio; as of December 31, 2008, the Portfolio held assets of $594 million. As of December 31, 2008, Mr. Barrow also managed 13 other registered investment companies with total assets of $23.1 billion (advisory fees based on account performance for two of these accounts with total assets of $20.7 billion), two other pooled investment vehicles with total assets of $224.6 million (advisory fees not based on account performance), and 29 other accounts with total assets of $2.0 billion (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio). Barrow, Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Barrow, Hanley does not manage any private accounts.


3. DESCRIPTION OF COMPENSATION


In addition to base salary, all Barrow, Hanley portfolio managers and analysts share in a bonus pool that is distributed semiannually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.


 The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow, Hanley will increase over time, if and when assets continue to grow through competitive performance.


III. GROWTH PORTFOLIO


The Fund has entered into investment advisory agreements with AllianceBernstein L.P. (AllianceBernstein) and William Blair & Company, L.L.C. (William Blair & Company) to manage the portion of the Growth Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. The Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's Portfolio is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (60-month period for William Blair & Company).


 During the fiscal years ended December 31, 2006, 2007, and 2008, the Growth Portfolio incurred aggregate investment advisory fees of approximately $436,000 (before a performance-based increase of $36,000), $411,000 (before a performance-based decrease of $23,000), and $342,000 (before a performance-based decrease of $55,000), respectively.



A. ALLIANCEBERNSTEIN


AllianceBernstein, a registered investment advisor, is a Delaware Limited Partnership. As of December 31, 2008, AllianceBernstein had an ownership structure as follows:

- 33.6% owned by AllianceBernstein Holding L.P./1/

- 62.4% owned by AXA Financial, Inc./2/

- 4.0% owned by AllianceBernstein Directors, Officers, and Employees

---------
1 Public, former employees, and other. "AllianceBernstein Holding L.P." is a holding company that is publicly traded on the New York Stock Exchange under the ticker symbol "AB."
2 Includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests in AllianceBernstein and AllianceBernstein Holding. AXA Financial, Inc., is a wholly-owned subsidiary of AXA, one of the world's largest global financial service organizations.



For additional information concerning AllianceBernstein's ownership structure, please refer to their most recent Form 10Q.


1. OTHER ACCOUNTS MANAGED


The management of and investment decisions for the Growth Portfolio are made by AllianceBernstein's US Large Cap Growth Investment Team. The Team relies heavily on the fundamental analysis of the advisor's large internal research staff. While all members of the team work together to determine the investment strategy, including security selection, James G. Reilly and P. Scott Wallace are responsible for the day-to-day management of the Portfolio.


 James G. Reilly and P. Scott Wallace co-manage a portion of the Growth Portfolio; as of December 31, 2008, the Portfolio held assets of $203 million. As of December 31, 2008, Messrs. Reilly and Wallace also co-managed 13 other registered investment companies with total assets of $7.4 billion (advisory fees based on account performance for one of these accounts with total assets of $2.1 billion); 17 other pooled investment vehicles with total assets of $758 million (advisory fees not based on account performance); and 37,329 other accounts with total assets of $18.9 billion (advisory fees based on account performance for six of these accounts with total assets of $533 million).



2. MATERIAL CONFLICTS OF INTEREST


As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring), reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.


Employee Personal Trading
-------------------------
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy, or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401k/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


Managing Multiple Accounts for Multiple Clients
-----------------------------------------------
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, and unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


Allocating Investment Opportunities
-----------------------------------
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts because of the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions, or for other reasons.


 AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.


 To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


3. DESCRIPTION OF COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is made up of the following:

- Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

- Discretionary incentive compensation in the form of an annual cash bonus:
 AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results, and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation, and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

- Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards):
 AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their awards to investments in AllianceBernstein's publicly traded equity securities.

- Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


B. WILLIAM BLAIR & COMPANY


William Blair & Company is an independently owned, full-service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.


1. OTHER ACCOUNTS MANAGED


John F. Jostrand manages a portion of the Growth Portfolio; as of December 31, 2008, the Portfolio held assets of $203 million. As of December 31, 2008, Mr. Jostrand also managed two other registered investment companies with total assets of $262 million and 93 other accounts with total assets of $904.6 million (none of which had advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Because the portfolio manager manages other accounts in addition to the Growth Portfolio, conflicts of interest may arise in connection with the portfolio manager's management of the Growth Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.

3. DESCRIPTION OF COMPENSATION


The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of December 31, 2008, his compensation consisted of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's discretionary bonus as well as any potential changes to the principals ownership stake is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager's sustained, multi-year contribution to long-term investment performance, and to the firm's revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.


IV. INTERNATIONAL PORTFOLIO


The Fund has entered into investment advisory agreements with Baillie Gifford Overseas Ltd (Baillie Gifford); M&G Investment Management Limited (M&G); and Schroder Investment Management North America Inc. (Schroders) to manage the portion of the International Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the portfolio.


 The International Portfolio pays each advisor on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World Index ex-US for M&G) over a trailing 36-month period.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the International Portfolio incurred aggregate investment advisory fees of $1,563,000 (before a performance-based increase of $65,000), $2,281,000, (before a performance-based increase of $275,000), and $1,982,000 (before a performance-based increase of $445,000), respectively.



A. BAILLIE GIFFORD


Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


1. OTHER ACCOUNTS MANAGED


James K. Anderson manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. Anderson also managed one investment trust in the United Kingdom with total assets of $2.0 billion and was part of a team managing 19 other accounts with total assets of $2.8 billion (advisory fees based on account performance for three of these accounts with total assets of $600 million).



2. MATERIAL CONFLICTS OF INTEREST


At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. DESCRIPTION OF COMPENSATION


James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to Partners, and therefore Partners provide for benefits from their own personal funds.


B. M&G

M&G is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain's first unit trust (mutual fund).


1. OTHER ACCOUNTS MANAGED


Graham French co-manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. French also managed one other registered investment company with total assets of $1.8 billion (advisory fees based on account performance), and two other pooled investment vehicles with total assets of $4.8 billion (advisory fees not based on account performance).


 Greg Aldridge co-manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. Aldridge also managed one other pooled investment vehicle with total assets of $706 million (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-US collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION

Graham French and Greg Aldridge are compensated in line with standard M&G practice, which is:


 M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

- Base pay is used to reward inputs, reflecting the values of people's knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.


- Bonus payment levels are closely aligned with "outputs," chiefly investment performance but also other results. Bonuses are discretionary, variable year on year and reflect personal, team, and company performance. Depending on the portfolio's objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of the International Portfolio, the performance factor of the portfolio managers' bonus is dependent on the Portfolio's performance over one- and three-year periods compared with the MSCI All Country World Index ex-US. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.


- M&G's long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.


- The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.


 In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.


 M&G's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.


C. SCHRODERS


Each of Schroders and Schroder Investment Management North America Limited (Schroder Limited), 31 Gresham Street, London EC2V 7QA, England, is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 26 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders and its affiliates specialize in providing investment management services.



Schroders Sub-advisory Agreement


On behalf of the Fund, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Fund, Schroders pays Schroder Limited fees equal to 50% of the management fee payable to Schroders under its management contract with the Fund. The sub-advisory agreement took effect on or about April 1, 2003.


1. OTHER ACCOUNTS MANAGED


Virginie Maisonneuve jointly manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Ms. Maisonneuve also managed three other registered investment companies with total assets of $5.4 billion (advisory fees based on account performance for one of these accounts with total assets of $37 million), six other pooled investment vehicles with total assets of $362 million (advisory fees based on account performance for one of these accounts with total assets of $25 million), and 12 other accounts with total assets of $1.9 billion (advisory fees based on account performance for two of these accounts with total assets of $316 million).


 Matthew Dobbs jointly manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. Dobbs also managed eight other registered investment companies with total assets of $6.7 billion (advisory fees based on account performance for two of these accounts with total assets of $82 million), eight other pooled investment vehicles with total assets of $955 million (advisory fees based on account performance for one of these accounts with total assets of $63 million), and eight other accounts with total assets of $1.9 billion (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.


 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.


 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.



 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.


 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


3. DESCRIPTION OF COMPENSATION


Schroder's portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.


Ms. Maisonneuve had a contractual total compensation package for the period ended October 31, 2006. Generally, portfolio managers employed by Schroders, including Ms. Maisonneuve and Mr. Dobbs, receive compensation based on the factors discussed below.


 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.


 Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.


 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with us as their store of unvested awards grows over time.


V. SMALL COMPANY GROWTH PORTFOLIO

The Fund has entered into investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and Vanguard to manage the portion of the Small Company Growth Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the portfolio.


 The Small Company Growth Portfolio pays one of its advisors--Granahan--on a quarterly basis. Granahan receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by Granahan during the most recent fiscal quarter. The fee may be increased or decreased based on Granahan's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the Granahan portfolio is compared with that of the Russell 2500 Growth Index over a trailing 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Small Company Growth Portfolio's assets.

 During the fiscal years ended December 31, 2006, 2007, and 2008, the Small Company Growth Portfolio incurred aggregate investment advisory fees and expenses of approximately $1,355,000 (before a performance-based decrease of $307,000), $1,414,000 (before a performance-based decrease of $490,000), and $790,000 (before a performance-based decrease of $180,000), respectively.


 Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2008, were $118,000 (representing an effective annual rate of 0.02%). The investment advisory fees paid to the remaining advisors for the fiscal year ended December 31, 2008, were $492,000 (representing an effective annual rate of 0.08%).



A. GRANAHAN


Granahan Investment Management, Inc. (Granahan) is a Massachusetts corporation.


1. OTHER ACCOUNTS MANAGED


John J. Granahan, Gary C. Hatton, Jane M. White, Robert F. Granahan, and Susan
E. McGarry jointly manage a portion of the Small Company Growth Portfolio; as of December 31, 2008, the Portfolio held assets of $432 million. As of December 31, 2008, the Portfolio's managers also jointly managed one other registered investment company with total assets of $1.7 billion (advisory fees based on account performance), one other pooled investment vehicle with total assets of $2.8 million (advisory fees not based on account performance), and three other accounts with total assets of $33.8 million (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Granahan manages long-only, small-cap client portfolios, in addition to the assets of the Small Company Growth Portfolio placed with the firm. The other portfolios invest in many of the same securities in which the Portfolio invests, which could lead to a conflict of interest when allocating purchases or sales across multiple client portfolios. In addition, the clients' portfolios vary in size and in fees, which creates a potential for conflict in managing these accounts side by side. The firm has policies and procedures in place designed to prevent favoritism toward any account(s) over others.


3. DESCRIPTION OF COMPENSATION


Compensation for portfolio managers at Granahan is made up of four components:
(1) a base salary, (2) an individual performance bonus, (3) an investment-team performance bonus, and (4) profit sharing (either direct ownership or participation in the firm's profit sharing plan). In addition, all employees receive health and retirement benefits.


 Base salary for portfolio managers depends on qualitative and quantitative factors such as: salary levels in the industry, experience, length of employment, and the nature and number of other duties for which (s)he has responsibility.


 The individual performance bonus is based on a manager's portfolio(s) with respect to the following: one- and three-year pre-tax performance relative to either the Russell 2000 Growth Index or the Russell 2500 Growth Index, as determined by that portfolio's style; one- and three-year pre-tax performance relative to either the Russell 2000 Growth or the Russell 2500 Growth sector for which the manager has responsibility as an analyst; and the percentage of client assets under management.


 Non-owner portfolio managers are also eligible for the annual investment-team bonus, which is based on the number of portfolio styles that beat their respective benchmarks in that year. All non-owner employees participate in the firm's profit sharing plan which is based primarily on the firm's profits in that year.


B. VANGUARD

Vanguard, which began operations in 1975, provides investment advisory services on an at-cost basis with respect to a portion of the Small Company Growth Portfolio's assets. Vanguard's Quantitative Equity Group is supervised by the officers of the funds.


1. OTHER ACCOUNTS MANAGED


James P. Stetler manages a portion of the Small Company Growth Portfolio; as of December 31, 2008, the Portfolio held assets of $432 million. As of December 31, 2008, Mr. Stetler also managed six other registered investment companies with total assets of $10.9 billion (none of which had advisory fees based on account performance).

2. MATERIAL CONFLICTS OF INTEREST


Please refer to Vanguard's discussion on page B-60.



3. DESCRIPTION OF COMPENSATION


Please refer to Vanguard's discussion on page B-60.



VI. EQUITY INCOME PORTFOLIO


The Fund has entered into investment advisory agreements with Vanguard and Wellington Management Company, LLP (Wellington Management) to manage the portion of the Equity Income Portfolio's assets (the advisor's portfolio) that the Fund's board of trustees determines to assign to the advisor. Hereafter, each portion is referred to as the portfolio.


 The Equity Income Portfolio pays one of its advisors--Wellington Management--on a quarterly basis. Wellington Management receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by Wellington Management during the most recent fiscal quarter. The fee may be increased or decreased based on Wellington Management's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the Wellington Management portfolio is compared with that of the FTSE High Dividend Yield Index over a trailing 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Equity Income Portfolio's assets.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the Portfolio incurred aggregate investment advisory fees and expenses of approximately $479,000 (before a performance-based decrease of $36,000), $550,000 (before a performance-based increase of $3,000), and $447,000 (before a performance-based increase of $30,000), respectively.


 Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2008, were $159,000 (representing an effective annual rate of 0.03%). The investment advisory fees paid to the remaining advisors for the fiscal year ended December 31, 2008, were $318,000 (representing an effective annual rate of 0.07%).



A. VANGUARD


Vanguard, which began operations in 1975, provides investment advisory services on an at-cost basis with respect to a portion of the Equity Income Portfolio's assets. Vanguard's Quantitative Equity Group is supervised by the officers of the funds.


1. OTHER ACCOUNTS MANAGED


James P. Stetler manages a portion of the Equity Income Portfolio; as of December 31, 2008, the Portfolio held assets of $381 million. As of December 31, 2008, Mr. Stetler also managed six other registered investment companies with total assets of $10.9 billion (none of which had advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Please refer to Vanguard's discussion on page B-60.



3. DESCRIPTION OF COMPENSATION


Please refer to Vanguard's discussion on page B-60.



B. WELLINGTON MANAGEMENT


Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefits plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. OTHER ACCOUNTS MANAGED


W. Michael Reckmeyer, III, manages a portion of the Equity Income Portfolio; as of December 31, 2008, the Portfolio held assets of $381 million. As of December 31, 2008, Mr. Reckmeyer also managed five other registered investment companies with total assets of $7.3 billion (advisory fees based on account performance for two of these accounts with total assets of $6.3 billion), and 6 other accounts with total assets of $615.8 million (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Please refer to Wellington Management's discussion on page B-57.



3. DESCRIPTION OF COMPENSATION


Please refer to Wellington Management's discussion on page B-58.



VII. BALANCED AND HIGH YIELD BOND PORTFOLIOS


Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefits plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.


 The Fund has entered into an investment advisory agreement with Wellington Management to manage the Balanced Portfolio. Under this agreement, The Portfolio pays Wellington Management on a quarterly basis. The advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets of the Portfolio during the most recent fiscal quarter. The fee may be increased or decreased, based on the cumulative total return of the Portfolio as compared with that of the composite benchmark, of which 65% will be comprised of the Standard & Poor's 500 Index and 35% of which will be comprised of the Barclays Capital U.S. Credit A or Better Bond Index, over a trailing 36-month period.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the Balanced Portfolio incurred investment advisory fees of $865,000 (before a performance-based increase of $154,000), $950,000 (before a performance-based increase of $168,000), and $901,000 (before a performance-based increase of $180,000), respectively.


 The Fund has entered into an investment advisory agreement with Wellington Management to manage the High Yield Bond Portfolio. Under this agreement, the Portfolio pays Wellington Management on a quarterly basis. The advisory fee is based on certain annual percentage rates applied to the average daily net assets of the High Yield Bond Portfolio during the most recent fiscal quarter.


 During the fiscal years ended December 31, 2006, 2007, and 2008, the High Yield Bond Portfolio incurred investment advisory fees of approximately $149,000, $156, 000, and $140,000, respectively.



1. OTHER ACCOUNTS MANAGED


Edward P. Bousa manages the stock portion of the Balanced Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. Bousa also managed four other registered investment companies with total assets of $31.5 billion (advisory fees based on account performance for one of these accounts with total assets of $23.6 billion), three other pooled investment vehicles with total assets of $114.8 million (advisory fees not based on account performance), and seven other accounts with total assets of $923 million (advisory fees based on account performance for two of these accounts with total assets of $401.6 million).


 John C. Keogh manages the bond portion of the Balanced Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Mr. Keogh also managed seven other registered investment companies with total assets of $25 billion (advisory fees based on account performance for two of these accounts with total assets of $22 billion), and 20 other accounts with total assets of $3 billion (advisory fees not based on account performance).


 Michael L. Hong manages the High Yield Bond Portfolio; as of December 31, 2008, the Portfolio held assets of $197 million. As of December 31, 2008, Mr. Hong also managed one other registered investment company with total assets of $6.8 billion and one other pooled investment vehicle with total assets of $542,000 (none of which had advisory fees based on account performance).

2. MATERIAL CONFLICTS OF INTEREST


Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolios' managers listed in the prospectuses who are primarily responsible for the day-to-day management of each Portfolio (the Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Portfolio. The Portfolio Managers make investment decisions for each account, including the relevant Portfolio, based on the investment objective, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/ or holdings to that of the relevant Portfolio.


 The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in other pooled investment vehicles and/or other accounts identified above.



 Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

3. DESCRIPTION OF COMPENSATION


Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Agreements between Wellington Management and Vanguard Variable Insurance Fund on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2008.


 Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for each Portfolio Manager, except Mr. Hong, who are partners of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Hong is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Messrs. Bousa and Reckmeyer's incentive payment relating to the Balanced Portfolio and Equity Income Portfolio, respectively, is linked to the gross pre-tax performance of the portion of the relevant Portfolio managed by them compared to the Standard & Poor's 500 Index and the FTSE High Dividend Yield Index, respectively, over one and three year periods, with an emphasis on three year results. Prior to April 1, 2008, Mr. Reckmeyer's incentive payment relating to the Equity Income Portfolio was linked to the net pre-tax performance of the portion of the Portfolio compared to the Lipper EQ MF
Average: Equity Income. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Messrs. Bousa and Reckmeyer, including accounts with performance fees. The incentive paid to the other Portfolio Managers is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by these Portfolio Managers, including accounts with performance fees.


 Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Bousa, Keogh, and Reckmeyer are partners of the firm.



VIII. EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM INVESTMENT-GRADE, TOTAL BOND MARKET INDEX, AND TOTAL STOCK MARKET INDEX PORTFOLIOS


Vanguard provides investment advisory services on an at-cost basis to the Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. Vanguard's Fixed Income Group provides advisory services to the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

 During the fiscal years ended December 31, 2006, 2007, and 2008, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:




PORTFOLIO                                    2006               2007              2008
---------                                    ----               ----              ----
Equity Index Portfolio                    $57,000           $134,000           $92,000
Mid-Cap Index Portfolio                    45,000             97,000            57,000
Money Market Portfolio                     91,000            126,000           178,000
REIT Index Portfolio                       42,000             79,000            47,000
Short-Term Investment-Grade Portfolio      32,000             36,000            46,000
Total Bond Market Index Portfolio          68,000             95,000           131,000


 Vanguard also provides advisory services to the Total Stock Market Index Portfolio, a fund of funds, by (1) maintaining the Portfolio's allocation to its two underlying investments, Vanguard Extended Market Index Fund and Vanguard Variable Insurance Fund Equity Index Portfolio, and (2) by providing advisory services to those two underlying funds. During the fiscal years ended December 31, 2006, 2007, and 2008, the underlying funds incurred expenses for investment advisory services in the following amounts:


UNDERLYING FUND                                                            2006               2007              2008
---------------                                                            ----               ----              ----
Vanguard Extended Market Index Fund                                    $157,000           $438,000          $352,000
Vanguard Variable Insurance Fund Equity Index Portfolio                  57,000            134,000            92,000




1. OTHER ACCOUNTS MANAGED


Ryan E. Ludt manages the Equity Index Portfolio; as of December 31, 2008, the Portfolio held assets of $1.5 billion. As of December 31, 2008, Mr. Ludt also managed seven other registered investment companies with total assets of $6.1 billion and one other pooled investment vehicle with total assets of $2.7 billion, and co-managed two other registered investment companies with total assets of $3.9 billion (none of which had advisory fees based on account performance.)


 Donald M. Butler manages the Mid-Cap Index Portfolio; as of December 31, 2008, the Portfolio held assets of $470 million. As of December 31, 2008, Mr. Butler also managed six other registered investment companies with total assets of $72 billion and two other pooled investment vehicles with total assets of $2.2 billion, and co-managed one other registered investment company with total assets of $3.7 billion (none of which had advisory fees based on account performance).


 John C. Lanius manages the Money Market Portfolio; as of December 31, 2008, the Portfolio held assets of $2.1 billion. As of December 31, 2008, Mr. Lanius also managed two other registered investment companies with total assets of $28.1 billion and one other pooled investment vehicle with total assets of $149.6 million (none of which had advisory fees based on account performance).


 Gerard C. O'Reilly manages the REIT Index Portfolio; as of December 31, 2008, the Portfolio held assets of $263 million. As of December 31, 2008, Mr. O'Reilly also managed seven other registered investment companies with total assets of $112.8 billion and three other pooled investment vehicles with total assets of $985.5 million, and co-managed one other registered investment company with total assets of $16.9 billion (none of which had advisory fees based on account performance).


 Gregory S. Nassour manages the Short-Term Investment-Grade Portfolio; as of December 31, 2008, the Portfolio held assets of $454 million. As of December 31, 2008, Mr. Nassour also managed two other pooled investment vehicles with total assets of $1.5 billion, and co-managed two other registered investment companies with total assets of $24.8 billion (none of which had advisory fees based on account performance).


 Kenneth E. Volpert co-manages the Total Bond Market Index Portfolio; as of December 31, 2008, the Portfolio held assets of $1.5 billion. As of December 31, 2008, Mr. Volpert also co-managed six other registered investment companies with total assets of $101.4 billion and ten other pooled investment vehicles with total assets of $7.1 billion (none of which had advisory fees based on account performance).

 William D. Baird co-manages the Total Bond Market Index Portfolio; as of December 31, 2008, the Portfolio held assets of $1.5 billion. As of December 31, 2008, Mr. Baird also co-managed three other pooled investment vehicles with total assets of $2.5 billion (none of which had advisory fees based on account performance).


 Duane F. Kelly manages the Total Stock Market Index Portfolio; as of December 31, 2008, the Portfolio held assets of $458 million. As of December 31, 2008, Mr. Kelly also managed 12 other registered investment companies with total assets of $34.3 billion and two other pooled investment vehicles with total assets of $1.2 billion, and co-managed six other registered investment companies with total assets of $55.1 billion (none of which had advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Each Portfolio's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2008, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Short-Term Investment-Grade Portfolio, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Equity Index, Mid-Cap Index, REIT Index, Total Bond Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index (Standard & Poor's 500 Index, Morgan Stanley Capital International (MSCI(R)) US Mid Cap 450 Index, MSCI US REIT Index, Barclays Capital U.S. Aggregate Bond Index, and the Standard & Poor's Total Market Index, respectively) over a one-year period. For the Equity Income and Small Company Growth Portfolios, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES IN THE PORTFOLIOS


The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the Fund are suitable investments for only a limited subset of investors. Most of the portfolio managers of the Fund do not fit into this subset of investors, and therefore, do not invest in the Portfolios. As of December 31, 2008, Mr. Keogh had investments in the Balanced Portfolio within the $100,001-$500,000 range.



DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


The Funds' current agreements with AllianceBernstein, Baillie Gifford, Barrow, Hanley, Granahan, PRIMECAP, Schroders, Wellington Management, and William Blair & Company are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Portfolio's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Portfolio upon sixty (60) days' written notice to the advisor (thirty (30) days' written notice for AllianceBernstein, Barrow, Hanley, M&G, PRIMECAP, Wellington Management (for the Balanced Portfolio and Equity Income Portfolio), and William Blair & Company), (2) by a vote of a majority of the Portfolio's outstanding voting securities upon 60 days' written notice to the advisor (30 days' written notice for AllianceBernstein, Barrow, Hanley, M&G, PRIMECAP, Wellington Management (for the Balanced Portfolio and Equity Income Portfolio), and William Blair & Company), or (3) by the advisor upon ninety (90) days' written notice to the Portfolio.


 Vanguard provides at-cost investment advisory services to the Portfolios pursuant to the terms of the Fourth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

                             PORTFOLIO TRANSACTIONS


The advisors decide which securities to buy and sell on behalf of a Portfolio and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Portfolio. The advisor may cause the Portfolio to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Portfolio effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Portfolio.


BALANCED (BOND PORTION ONLY), HIGH YIELD BOND, MONEY MARKET, SHORT-TERM INVESTMENT-GRADE, AND TOTAL BOND MARKET INDEX PORTFOLIOS


The types of securities in which the money market and bond Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).


 As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

ALL PORTFOLIOS


During the fiscal years ended December 31, 2006, 2007, and 2008, the Portfolios paid brokerage commissions in the following amounts:


FUND                                                              2006                         2007                          2008
----                                                              ----                         ----                          ----
Balanced Portfolio/1/                                       $  329,000                   $  340,000                    $  483,000
Capital Growth Portfolio/1/                                     71,000                       68,000                       145,000
Diversified Value Portfolio                                    342,000                      360,000                       360,000
Equity Income Portfolio                                        191,000                      245,000                       313,000
Equity Index Portfolio                                          54,000                       31,000                        42,000
Growth Portfolio                                               339,000                      256,000                       334,000
High Yield Bond Portfolio                                           --                           --                            --
International Portfolio                                      1,482,000                    2,256,000                     2,391,000
Mid-Cap Index Portfolio                                         93,000                       57,000                        52,000
Money Market Portfolio                                              --                           --                            --
REIT Index Portfolio/1/                                         55,000                       44,000                        21,000
Short-Term Investment-Grade Portfolio/1/                         6,000                       20,000                        30,000
Small Company Growth Portfolio                               1,705,000                    1,617,000                     1,342,000
Total Bond Market Index Portfolio                                   --                           --                            --
1 Several factors can impact the frequency of a fund's portfolio transactions. Two of these factors, cash flows and market volatility, were significant during the Funds' most recent fiscal year, resulting in higher or lower brokerage commissions for that period.



 The Total Stock Market Index Portfolio, which employs a "fund of funds" investment strategy, will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying fund. As such, the Portfolio incurs no brokerage commissions.


 Some securities that are considered for investment by a Portfolio may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Portfolio and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.


 As of December 31, 2008, each Portfolio held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

PORTFOLIO                            REGULAR BROKER OR DEALER (OR PARENT)  AGGREGATE HOLDINGS
---------                            ------------------------------------  ------------------
Balanced Portfolio                         Banc of America Securities LLC         $14,248,000
                                            Citigroup Global Markets Inc.           8,479,000
                                       Credit Suisse Securities (USA) LLC           4,203,000
                                                     Goldman, Sachs & Co.          13,028,000
                                              J.P. Morgan Securities Inc.          14,982,000
                                                     Lehman Brothers Inc.                  --
                               Merrill Lynch, Pierce, Fenner & Smith Inc.           5,101,000
                                                           Morgan Stanley           9,889,000
Capital Growth Portfolio                                               --                  --
Diversified Value  Portfolio   Merrill Lynch, Pierce, Fenner & Smith Inc.           1,924,000
Equity Income Portfolio                    Banc of America Securities LLC           7,290,000
                                            Citigroup Global Markets Inc.           1,010,000
                                              J.P. Morgan Securities Inc.          12,376,000
                               Merrill Lynch, Pierce, Fenner & Smith Inc.             404,000
                                                           Morgan Stanley             504,000



PORTFOLIO                            REGULAR BROKER OR DEALER (OR PARENT)  AGGREGATE HOLDINGS
---------                            ------------------------------------  ------------------
Equity Index Portfolio                     Banc of America Securities LLC         $13,530,000
                                            Citigroup Global Markets Inc.           7,003,000
                                              J.P. Morgan Securities Inc.          22,535,000
                                                     Lehman Brothers Inc.                  --
                               Merrill Lynch, Pierce, Fenner & Smith Inc.           3,565,000
                                                           Morgan Stanley           3,258,000
Growth Portfolio                              J.P. Morgan Securities Inc.           2,582,000
                                                     Lehman Brothers Inc.                  --
                               Merrill Lynch, Pierce, Fenner & Smith Inc.                  --
High Yield Bond Portfolio                                              --                  --
International Portfolio                Credit Suisse Securities (USA) LLC           5,898,000
                                            Deutsche Bank Securities Inc.                  --
                                               HSBC Securities (USA) Inc.           1,670,000
                                                         Societe Generale           1,501,000
                                                       UBS Securities LLC          15,905,000
Mid-Cap Index Portfolio                                                --                  --
Money Market Portfolio                     Banc of America Securities LLC          20,000,000
                                                    Barclays Capital Inc.          51,972,000
                                             BNP Paribas Securities Corp.          57,000,000
                                       Credit Suisse Securities (USA) LLC          39,000,000
                                            Deutsche Bank Securities Inc.          30,000,000
                                              J.P. Morgan Securities Inc.                  --
                                                       UBS Securities LLC                  --
REIT Index Portfolio                                                   --                  --
Short-Term Investment-Grade Portfolio      Banc of America Securities LLC           9,129,000
                                                    Barclays Capital Inc.           1,721,000
                                             BNP Paribas Securities Corp.             445,000
                                            Citigroup Global Markets Inc.          10,412,000
                                            Deutsche Bank Securities Inc.           1,252,000
                                                     Goldman, Sachs & Co.           4,731,000
                                              J.P. Morgan Securities Inc.          11,504,000
                                                     Lehman Brothers Inc.             361,000
                               Merrill Lynch, Pierce, Fenner & Smith Inc.           8,187,000
Small Company Growth Portfolio                                  ITG, Inc.              84,000
Total Bond Market Index Portfolio          Banc of America Securities LLC          10,142,000
                                            Citigroup Global Markets Inc.          10,880,000
                                       Credit Suisse Securities (USA) LLC           6,626,000
                                                     Goldman, Sachs & Co.           7,488,000
                                          Greenwich Capital Markets, Inc.           2,227,000
                                              J.P. Morgan Securities Inc.          12,949,000
                               Merrill Lynch, Pierce, Fenner & Smith Inc.           9,138,000
                                                       UBS Securities LLC           4,186,000
Total Stock Market Index Portfolio                                     --                  --






                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.



 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.



 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 Although the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:




FACTORS FOR APPROVAL                                     FACTORS AGAINST APPROVAL
--------------------                                     ------------------------
Nominated slate results in board made                    Nominated slate results in board made up
up of a majority of independent directors.               of a majority of non-independent directors.

All members of Audit, Nominating, and Compensation       Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                independent members.

                                                         Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                         Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit, fees lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, and the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Company requires senior executives to                          Total potential dilution (including all stock-based plans) exceeds
hold a minimum amount of company stock                         15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                        Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.

Compensation program includes                                  Plan permits repricing or replacement of options without
performance-vesting awards, indexed                            shareholder approval.
options, or other performance-linked grants.


Concentration of option grants to                              Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is                                    Plan contains automatic share replenishment (evergreen) feature.
clearly used as a substitute for cash in
delivering market-competitive total pay.



B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


Although executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate.

Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:





FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   -----------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal.        Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer            Classified board.
feature (chewable pill) that mandates a shareholder
vote in certain situations.

Ownership trigger is reasonable (15-20%).              Board with limited independence.

Highly independent,non-classified board.



B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board's or the Committee's discretion, such action is warranted.



 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.



 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2008, appearing in the Fund's 2008 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                          DESCRIPTION OF BOND RATINGS


The following are excerpts from Moody's Investors Service, Inc.'s description of its four highest bond ratings:


 Aaa--Judged to be of the best quality. They carry the smallest degree of investment risk.


 Aa--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.


 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."


 Baa--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.


The following are excerpts from Standard & Poor's description of its four highest bond ratings:


 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.


 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.


 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.


 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.





































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                                                              SAI064  042009